EXHIBIT 4.2

CLIFFORD                                          LIMITED LIABILITY PARTNERSHIP
CHANGE

                              Dated [*] June 2005


                     GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                              as Receivables Trustee

                                BARCLAYS BANK PLC
         as Transferor Beneficiary, Excess Interest Beneficiary, Transferor,
                       Servicer and Trust Cash Manager

                             BARCLAYCARD FUNDING PLC
        as MTN Issuer, Series 02-1 Investor Beneficiary, Series 03-1 Investor
         Beneficiary, Series 03-2 Investor Beneficiary, Series 03-3 Investor Beneficiary, Series 04-1 Investor Beneficiary, Series 04-2 Investor
                  Beneficiary and Series 05-1 Investor Beneficiary


             ------------------------------------------------------
                              SERIES 05-1 SUPPLEMENT
                               DATED  [*] JUNE 2005

                                      TO

                 DECLARATION OF TRUST AND TRUST CASH MANAGEMENT
                                  AGREEMENT
                            DATED 23 NOVEMBER 1999
             ------------------------------------------------------

                                    CONTENTS

CLAUSE                                                                     PAGE

PART 1........................................................................3

INTERPRETATION................................................................3

Defined Terms.................................................................3

General.......................................................................3

PART 2........................................................................5

EFFECT OF SUPPLEMENT..........................................................5

Categories Of Additional Beneficiaries And Designation........................5

Rights Of The Series 05-1 Investor Beneficiary................................5

Consent Of Existing Beneficiaries............................................11

Declaration Of Receivables Trustee...........................................12

PART 3.......................................................................14

UNDERTAKINGS AND AGREEMENTS..................................................14

Undertaking By The Transferor As To Periodic Finance Charges And Other Fees..14

Undertakings By Barclays Bank Plc............................................14

Agreements Of The Investor Beneficiary.......................................16

Negative Covenants Of The Investor Beneficiary...............................20

PART 4.......................................................................22

MISCELLANEOUS................................................................22

Governing Law And Jurisdiction...............................................22

Notices......................................................................22

Severability Of Provisions...................................................23

Further Assurances...........................................................23

No Waiver; Cumulative Remedies...............................................23

Counterparts.................................................................24

Contract (Rights Of Third Parties) Act.......................................24

THE SCHEDULE.................................................................25

SUPPLEMENT TO THE TRUST AND CASH MANAGEMENT AGREEMENT........................25

PART 1.......................................................................25

Definitions..................................................................25

PART 2.......................................................................51

Servicing Compensation And Allocation Of Acquired Interchange................51

PART 3.......................................................................53

Trust Cash Management Compensation And Allocation Of Acquired Interchange....53

PART 4.......................................................................55

Trustee Payment Amount.......................................................55

PART 5.......................................................................57

Addition To Clause 5 Of The Trust And Cash Management Agreement..............57

5.04   Rights Of Additional Beneficiary To Collections.......................57

5.05   Allocations...........................................................57

5.06   Investor Cash Available For Acquisition...............................63

5.07   Determination Of Monthly Required Expense Amounts.....................66

5.08   Determination Of Monthly Principal Amounts............................69

5.09   Coverage Of Required Amount...........................................71

5.10   Payments Of Amounts Representing Finance Charge Collections...........73

5.11   Payments Of Amounts Representing Available Investor Principal
       Collections...........................................................78

5.12   Payment Of Investor Finance Amounts...................................83

5.13   Investor Charge-Offs..................................................85

5.14   Investor Indemnity Amount.............................................87

5.15   Excess Spread.........................................................87

5.16   Reallocated Class C Principal Collections.............................90

5.17   Reallocated Class B Principal Collections.............................91

5.18   Shared Principal Collections..........................................91

5.19   Spread Account........................................................93

5.20   Principal Funding Account Third Parties...............................96

5.21   Distribution Ledgers..................................................98

5.23   Reserve Account.......................................................99

PART 6......................................................................102

Monthly Statement To Series 05-1............................................102

PART 7......................................................................104

Series 05-1 Pay Out Events..................................................104

EXHIBITS TO THE SCHEDULE....................................................106

EXHIBIT A-1 FORM OF CERTIFICATE.............................................106

EXHIBIT A FORM OF MONTHLY STATEMENT.........................................108

EXHIBIT B FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO THE
       RECEIVABLES TRUSTEE..................................................117

EXHIBIT C SCHEDULE TO EXHIBIT B.............................................128

THIS SERIES 05-1 SUPPLEMENT, is made on [*] June 2005 as a Deed

BY AND BETWEEN:

(1) GRACECHURCH RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey with registered number 75210 having its registered office at 26 New Street, St. Helier, Jersey JE2 3RA in its capacity as trustee of the trust (the "RECEIVABLES TRUST") constituted by a Declaration of Trust and Trust and Cash Management Agreement (the "TRUST AND CASH MANAGEMENT AGREEMENT") dated 23 November 1999 (the "RECEIVABLES TRUSTEE");

(2) BARCLAYS BANK PLC, an institution authorised for the purposes of the Financial Services and Markets Act 2000 of the United Kingdom, acting through its business unit "Barclaycard", having its principal place of business at 1234 Pavilion Drive, Northampton NN4 7SG, in its capacities as Transferor Beneficiary (the "TRANSFEROR BENEFICIARY") and Excess Interest Beneficiary (the "EXCESS INTEREST BENEFICIARY") of the Receivables Trust and as Servicer (the "SERVICER") and Trust Cash Manager (the "TRUST CASH MANAGER") of the Receivables Trust and as Transferor (the "TRANSFEROR") of the Receivables pursuant to the terms of a receivables securitisation agreement dated 23 November 1999 as amended and restated on 7 July 2000 (the "RSA"); and

(3) BARCLAYCARD FUNDING PLC, a public limited company incorporated in England and Wales, with company number 2530163, having its registered office at 54 Lombard Street, London EC3P 3AH, in its capacities as MTN Issuer (the "MTN ISSUER"), Investor Beneficiary for Series 05-1 (in respect of the Series 05-1 Investor Interest, as defined herein, the "SERIES 05-1 INVESTOR BENEFICIARY"; Investor Beneficiary for Series 04-2 (in respect of the Series 04-2 Investor Interest, as defined herein, the "SERIES 04-2 INVESTOR BENEFICIARY"); Investor Beneficiary for Series 04-1 (in respect of the Series 04-1 Investor Interest, as defined herein, the "SERIES 04-1 INVESTOR BENEFICIARY"); Investor Beneficiary for Series 03-3 (in respect of the Series 03-3 Investor Interest, as defined herein, the "SERIES 03-3 INVESTOR BENEFICIARY"); Investor Beneficiary for Series 03-2 (in respect of the Series 03-2 Investor Interest, as defined herein, the "SERIES 03-2 INVESTOR BENEFICIARY"); Investor Beneficiary for Series 03-1 (in respect of the Series 03-1 Investor Interest, as defined herein, the "SERIES 03-1 INVESTOR BENEFICIARY"); Investor Beneficiary for Series 02-1 (in respect of the Series 02-1 Investor Interest, as defined herein, the "SERIES 02-1 INVESTOR BENEFICIARY").

WHEREAS

(A) The MTN Issuer previously contributed to the Receivables Trust on 23 November 1999 and became the Series 99-1 Investor Beneficiary (and it being noted that Series 99-1 has since redeemed in full), contributed to the Receivables Trust on 24 October 2002 and became the Series 02-1 Investor Beneficiary, contributed to the Receivables Trust on 8 April 2003 and became the Series 03-1 Investor Beneficiary, contributed to the Receivables Trust on 19 June 2003 and became the Series 03-2 Investor Beneficiary, contributed to the Receivables Trust on 18 September 2003 and become the Series 03-3 Investor Beneficiary, contributed to the Receivables Trust on 11 March 2004 and became the Series 04-1 Investor Beneficiary, contributed to the Receivables Trust on 23 November 2004 and became the Series 04-2 Investor Beneficiary, and now intends to become the Series 05-1 Investor Beneficiary of the Receivables Trust pursuant to an Acquisition in accordance with Clause 4 of the Trust and Cash Management Agreement, in the manner and in the amount set out herein.

(B) Barclays Bank PLC as Transferor Beneficiary and Excess Interest Beneficiary and the MTN Issuer as Series 02-1 Investor Beneficiary, Series 03-1 Investor Beneficiary, Series 03-2 Investor Beneficiary, Series 03-3 Investor Beneficiary, Series 04-1 Investor Beneficiary and Series 04-2 Investor Beneficiary (who, prior to the execution of this Supplement, constituted all of the other Beneficiaries of the Receivables Trust) intends to consent in the manner set out herein to the MTN Issuer becoming the Series 05-1 Investor Beneficiary.

(C) The Receivables Trustee intends to supplement and vary the Trust and Cash Management Agreement in the manner and to the extent set out herein.

(D) It is intended by the parties hereto that, following the completion of the transactions contemplated by this Supplement, the MTN Issuer will become the Series 05-1 Investor Beneficiary of the Receivables Trust as supplemented and varied in accordance with the provisions hereof and that the Series 05-1 Investor Beneficiary will constitute or form part of a Series for the purposes of the Trust and Cash Management Agreement (such Series to be referred to as "SERIES 05-1").

(E) It is acknowledged by the parties hereto that the MTN Issuer will issue the Related Debt (as defined herein) secured on its beneficial entitlement as Series 05-1 Investor Beneficiary to Gracechurch Card Funding (No.8) PLC (the "SERIES 05-1 ISSUER") and that the Series 05-1 Issuer will issue the Associated Debt (as defined herein) secured on the Related Debt acquired by the Series 05-1 Issuer.

NOW IT IS HEREBY AGREED as follows:

                                    PART 1

                                INTERPRETATION

1.     DEFINED TERMS

       Terms defined in the Master Definitions Schedule dated 23 November 1999 as amended and restated on 24 October 2002 between the Receivables Trustee and Barclays Bank PLC (as the same may be or may have been amended, varied or supplemented from time to time with the consent of the Beneficiaries in accordance with Clause 12.3 of the Trust and Cash Management Agreement (the "MASTER DEFINITIONS SCHEDULE")) and in the Schedule attached hereto shall have the same meanings when used in this Supplement and the recitals hereto unless the context requires otherwise PROVIDED, HOWEVER, that in the event that any term or provision contained in the Schedule attached hereto shall conflict with or be inconsistent with any provision contained in the Trust and Cash Management Agreement or the terms of the Master Definitions Schedule, the terms and provisions of the Schedule attached hereto shall prevail with respect to Series 05-1 only.

2.     GENERAL

       (a) The headings and the contents pages in this Supplement shall not affect its interpretation.

       (b) Words denoting the singular number only shall include the plural number also and vice versa; words denoting one gender only shall include the other gender.

       (c) References to Clauses, paragraphs, Exhibits, and Schedules shall, unless the context requires otherwise, be to clauses, paragraphs, exhibits and schedules in this Supplement.

       (d) Save where the contrary is indicated, any reference in this Supplement to:

              (i) this Supplement or any other agreement or document shall be construed as a reference to this Supplement, or as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented;

              (ii) an enactment is a reference to it as already amended and includes a reference to any repealed enactment which it may re-enact, with or without amendment, and to any re-enactment and/or amendment of it;

              (iii) a time of day (including opening and closing of business) shall be construed as a reference to London time.

       (e) Save where the context otherwise requires, all sums payable by any party to any other party pursuant hereto are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes (irrespective of whether such supply is or such supplies are made to such first mentioned party or another person) - in particular, neither the Receivables Trustee nor Barclaycard Funding PLC shall (unless the contrary is expressly stated) be obliged to pay any amount in respect of VAT to Barclays Bank PLC (in addition to the consideration it has agreed to provide) in relation to any supply made by Barclays Bank PLC) and section 89 of the Value Added Tax Act 1994 shall not apply to affect the amount of such sums and the phrase "inclusive of VAT" shall be construed accordingly.

       (f) Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents VAT.

       (g) References to the parties hereto shall be construed so as to include its and any subsequent successors and permitted assigns in accordance with their respective interests.

                                    PART 2

                             EFFECT OF SUPPLEMENT

3.     CATEGORIES OF ADDITIONAL BENEFICIARIES AND DESIGNATION

       (a) Upon payment of the contribution to the Receivables Trust referred to in Clause 3(b) and the issue of a duly executed and authenticated Investor Certificate to the Series 05-1 Investor Beneficiary representing its Investor Interest in the Receivables Trust, the MTN Issuer will be designated as the Series 05-1 Investor Beneficiary, a Beneficiary of the Receivables Trust on the Closing Date by way of an Acquisition in accordance with Clause 4 of the Trust and Cash Management Agreement. The Series 05-1 Investor Beneficiary shall, for all purposes under the Trust and Cash Management Agreement, as supplemented by this Supplement, be beneficially entitled to Trust Property in an amount equal to the Initial Investor Interest being, for the purpose of calculation only, an amount equal to the Class A1 Initial Investor Interest, the Class A2 Initial Investor Interest, the Class B Initial Investor Interest and the Class C Initial Investor Interest together with its associated proportional entitlement to Finance Charge Receivables and other Trust Property;

       (b) In order for the Acquisition referred to in Clause 3(a) above to be effected the following amount shall be payable by the Series 05-1 Investor Beneficiary to the Receivables Trustee by depositing in the Trustee Acquisition Account on the Closing Date, the amount of (pound)[*];

       (c) The Investor Certificate evidencing the beneficial entitlement of the Series 05-1 Investor Beneficiary in Trust Property shall be substantially in the form of Exhibit A to the Schedule;

       (d) Series 05-1 shall be included in Group One. Series 05-1 shall not be subordinated to any other Series.

4.     RIGHTS OF THE SERIES 05-1 INVESTOR BENEFICIARY

       Following the Acquisition referred to in Clause 3 above, the beneficial entitlement of the Series 05-1 Investor Beneficiary (the "SERIES 05-1 INVESTOR BENEFICIARY INTEREST"), shall be the aggregate of its beneficial entitlement referable to Class A1, Class A2, Class B and Class C, PROVIDED, HOWEVER, notwithstanding the beneficial entitlement to Trust Property of the Series 05-1 Investor Beneficiary Interest, as set out below, the Series 05-1 Investor Beneficiary Interest shall be beneficially entitled to all monies held in any Trust Account from time to time which are expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest (including, without limitation, monies deposited in the Principal Funding Account, the Reserve Account and the Spread Account and monies credited to the Series 05-1 Distribution Account). For the purposes of determining that part of the Series 05-1 Investor Beneficiary Interest referable to Class A1, Class A2, Class B and
       Class C:

       (a)    CLASS A1

              (i) The beneficial entitlement of the Series 05-1 Investor Beneficiary in Trust Property at any time up to and including the Series 05-1 Termination Date for the purposes of calculation treated as referable to Class A1 shall be as follows:

                     (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1), equal to the proportion that the Class A1 Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account) from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class A1 Adjusted Investor Interest at any time;

                     (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class A1 Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class A1 Monthly Required Expense Amount plus the Class A1 Investor Default Amount, plus an amount equal to the Class A1 Servicing Fee, plus an amount equal to the Class A1 Cash Management Fee, plus the amounts allocated to Class A1 pursuant to Clauses 5.15(j), 5.15(l) and 5.15(m) of the Schedule for such Monthly Period; and

                     (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class A1 Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1.

                     Without prejudice to sub-paragraphs (A) to (C) above, the beneficial entitlement of the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 to any other Trust Property at any time shall be equal to the proportion that the Class A1 Adjusted

                     Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A2, Class B or Class C or another Series or any Beneficiary within such other Series or (2) any Enhancement expressed to be available for certain Series (not including Series 05-1) or certain Classes (not including Class A1, Series 05-1) within a Series only.

              (ii) The beneficial entitlement of the Series 05-1 Investor Beneficiary in Trust Property for the purpose of calculation treated as referable to Class A1 shall terminate on the day immediately following the Series 05-1 Termination Date.

       (b)    CLASS A2

              (i) The beneficial entitlement of the Series 05-1 Investor Beneficiary in Trust Property at any time up to and including the Series 05-1 Termination Date for the purposes of calculation treated as referable to Class A2 shall be as follows:

                     (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A2), equal to the proportion that the Class A2 Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account) from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class A2 Adjusted Investor Interest at any time;

                     (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class A2 Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the

                            Class A2 Monthly Required Expense Amount plus the Class A2 Investor Default Amount, plus an amount equal to the Class A2 Servicing Fee, plus an amount equal to the Class A2 Cash Management Fee, plus the amounts allocated to Class A2 pursuant to Clauses 5.15(j), 5.15(l) and 5.15(m) of the Schedule for such Monthly Period; and

                     (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class A2 Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A2.

                     Without prejudice to sub-paragraphs (A) to (C) above, the beneficial entitlement of the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 to any other Trust Property at any time shall be equal to the proportion that the Class A2 Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1, Class B or Class C or another Series or any Beneficiary within such other Series or (2) any Enhancement expressed to be available for certain Series (not including Series 05-1) or certain Classes (not including Class A2, Series 05-1) within a Series only.

              (ii) The beneficial entitlement of the Series 05-1 Investor Beneficiary in Trust Property for the purpose of calculation treated as referable to Class A2 shall terminate on the day immediately following the Series 05-1 Termination Date.

       (c)    CLASS B

              (i) The beneficial entitlement of the Series 05-1 Investor Beneficiary to Trust Property at any time up to and including the Series 05-1 Termination Date for the purpose of calculation treated as referable to Class B, shall be as follows:

                     (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such

                            Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 05-1 Investor Beneficiary Interest and for the purpose of calculation treated as referable to Class B), equal to the proportion that the Class B Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property) from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class B Adjusted Investor Interest at any time;

                     (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class B Floating Allocation bears to the Investor Percentage of Finance
                            Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class B Monthly Required Expense Amount plus the Class B Investor Default Amount plus an amount equal to the Class B Servicing Fee plus an amount equal to the Class B Cash Management Fee, for such Monthly Period; and

                     (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class B Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest in respect of and for the purposes of calculation treated as referable to Class B.

                     Without prejudice to sub-paragraphs (A) to (C) above, the beneficial entitlement of the Series 05-1 Investor Beneficiary in respect of Class B to any other Trust Property at any time shall be equal to the proportion that the Class B Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 05-1 Investor Beneficiary in respect of Class B shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1, Class A2 or Class C or another Series or any Beneficiary within such other Series or (2) any Enhancement expressed to be available for certain Series (not including Series 05-1) or certain Classes (not including Class B, Series 05-1) within a Series only.

              (ii) The beneficial entitlement of the Series 05-1 Investor Beneficiary to Trust Property for the purposes of calculation treated as referable to Class B shall terminate on the day immediately following the Series 05-1 Termination Date.

       (d)    CLASS C

              (i) The beneficial entitlement of the Series 05-1 Investor Beneficiary to Trust Property at any time up to and including the Series 05-1 Termination Date for the purposes of calculation treated as referable to Class C, shall be as follows:

                     (A) in respect of Principal Receivables which are Eligible Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property but shall exclude any amounts deposited in the Principal Funding Account which are allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C), equal to the proportion that the Class C Adjusted Investor Interest bears to the amount of Principal Receivables (which shall include Principal Collections in respect of such Receivables which represent Trust Property) which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that such entitlement shall not exceed the Class C Adjusted Investor Interest at any time;

                     (B) in respect of Finance Charge Collections with respect to any Monthly Period, equal to the proportion that the Class C Floating Allocation bears to the Investor Percentage of Finance Charge Collections for such Monthly Period credited to the Finance Charge Collections Ledger with respect to such Monthly Period PROVIDED, HOWEVER, that such entitlement shall not exceed the aggregate of the Class C Monthly Required Expense Amount plus the Class C Investor Default Amount plus an amount equal to the Class C Servicing Fee for such Monthly Period plus an amount equal to the Class C Cash Management Fee, plus the amount allocated to the Series 05-1 Investor eneficiary and for the purposes of calculation treated as referable to Class C pursuant to Clause 5.15(k) of the Schedule; and

                     (C) all monies held in any Trust Account (other than the Trustee Collection Account, except in respect of the Class C Distribution Ledger, or the Trustee Acquisition Account) from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C.

                     Without prejudice to paragraphs (A) to (C) above, the beneficial entitlement of the Series 05-1 Investor Beneficiary in respect of Class C to any other Trust Property at any time shall be equal to the proportion that the Class C Adjusted Investor Interest bears to the amount of Principal Receivables which are Eligible Receivables from time to time assigned or purported to be assigned to the Receivables Trust PROVIDED, HOWEVER, that the Series 05-1 Investor Beneficiary in respect of Class C shall not be beneficially entitled to (1) any monies held in any Trust Account from time to time which are held on separate trust and expressly segregated by or on behalf of the Receivables Trustee (whether by way of separate Trust Account or ledger entry or otherwise) as allocated to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A1, Class A2 or Class B or another Series or any Beneficiary within such other Series or (2) any Enhancement expressed to be available for certain Series (not including Series 05-1) or certain Classes (not including Class C, Series 05-1) within a Series only.

              (ii) The beneficial entitlement of the Series 05-1 Investor Beneficiary to Trust Property for the purposes of calculation treated as referable to Class C shall terminate on the day immediately following the Series 05-1 Termination Date.

5.     CONSENT OF EXISTING BENEFICIARIES

       (a) Barclays Bank PLC, as the Transferor Beneficiary and Excess Interest Beneficiary and the MTN Issuer as Series 02-1 Investor Beneficiary, Series 03-1 Investor Beneficiary, Series 03-2 Investor Beneficiary, Series 03-3 Investor Beneficiary, Series 04-1 Investor Beneficiary and Series 04-2 Investor Beneficiary being the existing Beneficiaries of the Receivables Trust, prior to the execution of this Supplement, hereby consent to the MTN Issuer becoming a Beneficiary of the Receivables Trust in its capacity as the Series 05-1 Investor Beneficiary pursuant to the terms of Clause 4 of the Trust and Cash Management Agreement and the provisions of this Supplement upon contribution of the amount referred to in Clause 3(b) above and the issue of a duly executed and authenticated Investor Certificate;

       (b) Barclays Bank PLC hereby consents to the creation by the MTN Issuer of an Encumbrance over its beneficial entitlement in the Receivables Trust in respect of Series 05-1 pursuant to the Security Trust Deed and MTN Cash Management Agreement executed in connection with the Related Debt as contemplated in the Prospectus; and

       (c) Barclays Bank PLC hereby consents to the creation by the Series 05-1 Issuer of an Encumbrance over its rights as a secured party in respect of the Related Debt relating to the beneficial entitlement of the MTN Issuer in the Receivables Trust in respect of Series 05-1 pursuant to the deed of charge executed by the Series 05-1 Issuer in connection with the Associated Debt as contemplated in the Series 05-1 Associated Debt Prospectus.

6.     THE DECLARATION OF RECEIVABLES TRUSTEE

       With the consent of each of the existing Beneficiaries of the Receivables Trust as set out in Clause 5(a), the Receivables Trustee hereby declares that (i) the MTN Issuer shall become a Beneficiary of the Receivables Trust in its capacity as the Series 05-1 Investor Beneficiary, with effect from the payment of the amounts referred to in Clause 3(b) above and the issue of a duly executed and authenticated Investor Certificate on the Closing Date or such other date as specified (and for the avoidance of doubt such time shall be prior to the undertaking of calculations and allocations of Trust Property by the Trust Cash Manager on the Closing Date), (ii) the Trust and Cash Management Agreement shall be supplemented and varied in the manner and to the extent set out below and the Trust and Cash Management Agreement shall from such time on the Closing Date be read and construed for all purposes as supplemented and varied as set out in the Schedule to this Supplement and the Receivables Trust shall be supplemented and varied accordingly:

       (a) Clause 1 of the Trust and Cash Management Agreement shall be supplemented and varied with respect to the MTN Issuer in its capacity as Investor Beneficiary by the addition of the definitions set out in Part 1 of the Schedule to this Supplement. In the event that any term or provision contained therein shall conflict with or be inconsistent with any provision contained in the Trust and Cash Management Agreement, the terms and provisions of the Schedule shall prevail with respect to Series 05-1. All Part, Clause or sub-clause references in the Schedule shall be to the relevant Part, Clause or sub-clauses of the Trust and Cash Management Agreement, except as otherwise provided in the Schedule. All capitalised terms used in the Schedule which are not otherwise defined therein are defined in the Master Definitions Schedule. Each capitalised term defined in the Schedule shall relate only to Series 05-1 and no other Series;

       (b) for the purposes of Clause 4.4 of the Trust and Cash Management Agreement in respect of Series 05-1, the amounts referred to in Clause 3(b) above shall be allocated to Series 05-1 on the Closing Date by depositing the amount set out in Clause 3(b) above in the Trustee Acquisition Account and which amount so deposited shall constitute Investor Cash Available for Acquisition on the Closing Date;

       (c) for the purpose of clause 5.2(c) of the Declaration of Trust and Trust Cash Management Agreement, from the date of any Acquisition referred to in Clause 3(a) above until the end of the Monthly Period after the Monthly Period in which any such Acquisition occurs, no funds standing to the credit of the Trustee Acquisition Account shall be paid to the Transferor Beneficiary (to accept an Offer, to pay for Future Receivables, to pay down the Transferor Interest, or for any other purpose);

       (d) for the purposes of Clause 9.2(b) of the Trust and Cash Management Agreement in respect of Series 05-1, the share of the Investor Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager which is to be met from payments made to the Receivables Trustee by Series 05-1 shall as provided in Clause 9(e) be calculated, allocated and paid in the manner set out in Part 3 of the Schedule;

       (e) for the purposes of Clause 2.2(b) of the Beneficiaries Servicing Agreement in respect of Series 05-1, the share of the Investor Servicing Fee payable by the Investor Beneficiaries to the Servicer which is to be met from payments to the Servicer by Series 05-1 shall be calculated, allocated and paid to the Investor Beneficiaries in the manner set out in Part 2 of the Schedule;

       (f) the amount of Acquired Interchange allocable to Series 05-1 shall be allocated and utilised in the manner set out in Part 2 of the Schedule;

       (g) for the purposes of Clause 7.15(b) of the Trust and Cash Management Agreement in respect of Series 05-1, the amount of the Aggregate Trustee Payment Amount payable by the Series 05-1 Investor Beneficiary in respect of Series 05-1 shall as provided in Clause 9(f) be calculated, allocated and paid in the manner set out in Part 4 of the Schedule;

       (h) for the purposes of Clause 5 of the Trust and Cash Management Agreement in respect of Series 05-1, Clauses 5.1, 5.2 and 5.3 shall be read in their entirety as provided in the Trust and Cash Management Agreement. Clause 5 (except for Clauses 5.1, 5.2 and
              5.3 thereof) shall be read in its entirety as set out in Part 5 of the Schedule and shall be applicable only to the Beneficiary constituting Series 05-1;

       (i) for the purposes of Clause 9.5(b) of the Trust and Cash Management Agreement a Monthly Trust Cash Manager's Report relating to Series 05-1 shall be provided to the Receivables Trustee and the MTN Issuer, as Series 05-1 Investor Beneficiary, in the manner set out in Part 6 of the Schedule; and

       (j) for the purposes of Clause 6.2 of the Trust and Cash Management Agreement, the Series Pay Out Events applicable to Series 05-1 shall be the Series 05-1 Pay Out Events set out in Part 7 of the Schedule.

                                     PART 3

                          UNDERTAKINGS AND AGREEMENTS

7.     UNDERTAKING BY THE TRANSFEROR AS TO PERIODIC FINANCE CHARGES AND
       OTHER FEES

       The Transferor hereby agrees that, except as otherwise required by any Requirement of Law, or as may be determined by the Transferor to be necessary in order for the Transferor to maintain its credit and charge card and related card business, (such determination being based upon a good faith assessment by the Transferor, in its sole discretion, of the nature of the competition in the credit and charge card and related card business in the United Kingdom as a whole, or in respect of Accounts relating to an Additional Jurisdiction, of the nature of competition in the credit and charge card and related card business in such Additional Jurisdiction as a whole), it shall not at any time reduce the Periodic Finance Charges assessed on Receivables existing or arising under any Designated Account or other fees on any Designated Account if, as a result of such reduction, the Transferor's reasonable expectation of the Portfolio Yield as of such date would be less than the then Expense Rate.

8.     UNDERTAKINGS BY BARCLAYS BANK PLC

       (a)    NON-PETITION

              Barclays Bank PLC as Transferor, Transferor Beneficiary, Excess Interest Beneficiary and initial Servicer and Trust Cash Manager, hereby undertakes (and any Additional Transferor, by its definition as such, and any successor trust cash manager, by its appointment under the Trust and Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement, shall each also undertake) to the Receivables Trustee or any successor trustee for itself and as trustee for each Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee or any successor trustee of the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any such Persons.

       (b)    DISPOSALS

              Barclays Bank PLC as Transferor Beneficiary and Excess Interest Beneficiary hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust except in accordance with Clause 3.7 of the Trust and Cash Management Agreement and acknowledges that any attempt to do so shall be void.

       (c)    VAT DE-GROUPING

              (i)    In this Clause 8(c):

                     (A) a "VAT GROUP" shall mean any group of which both Barclays Bank PLC and Barclaycard Funding PLC are treated as members for the purposes of sections 43 to 43C of the Value Added Tax Act 1994; and

                     (B) the term "REPRESENTATIVE MEMBER" shall be construed in accordance with section 43 of the Value Added Tax Act 1994.

              (ii) Barclays Bank PLC hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that (a) at any time when it is the representative member of a VAT Group, it shall and (b) at any time when a VAT Group exists but it is not the representative member of such VAT Group, it shall procure that the representative member of such VAT Group will:

                     (A) complete and furnish all returns in relation to VAT on importations, acquisitions and supplies made (or deemed to be made) or received in the United Kingdom by any person who is treated as a member of such VAT Group at such time in accordance with the legislative provisions then in force and within the time limits prescribed by law; and

                     (B) pay all VAT properly due to H M Customs & Excise from the representative member of such VAT Group, such payment to be made no later than the last day on which such payment can be made without giving rise to any interest or penalty, in each case having regard to the then prevailing procedures of the representative member with regard to the conduct of the VAT affairs of the VAT Group.

              (iii) Barclays Bank PLC hereby undertakes to each of the parties to this Supplement and to the Receivables Trustee for itself and as trustee for each Beneficiary that, in the event that the rating of its short term senior unsecured indebtedness as rated by Standard & Poor's falls below A-1 or if the rating of its short term senior unsecured indebtedness as rated by Moody's falls below P-1, it shall:

                     (A) forthwith make an application to H M Customs & Excise for the MTN Issuer to cease to be treated as a member of the VAT Group with effect from the earliest time provided for by applicable law or as H M Customs & Excise may allow; and

                     (B) use its reasonable endeavours to secure that such application is (and remains) granted.

       (d)    LIMITED RECOURSE

              Barclays Bank PLC as Transferor, Transferor Beneficiary, Excess Interest Beneficiary and initial Servicer and Trust Cash Manager, hereby undertakes (and any Additional Transferor, by its designation as such, and any successor trust cash manager, by its appointment under the Trust and Cash Management Agreement, and any Successor Servicer, by its appointment under the Beneficiaries Servicing Agreement shall each also undertake) to the Receivables Trustee or any successor Trustee for itself and as trustee for each Beneficiary that:

              (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 8(d); and

              (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee and it acknowledges that the Receivables Trustee shall hold the benefit of the clause on trust for itself and its shareholders officers, agents and directors.

       (e)    CREDIT RATING

              Barclays Bank PLC hereby undertakes to notify Moody's in the event that:

              (i)    its long term rating, as rated by Moody's, falls below
                     A2; or

              (ii)   the portfolio monthly payment rate falls below 12%.

9.     AGREEMENTS OF THE SERIES 05-1 INVESTOR BENEFICIARY

       (a)    USE OF TRUST PROPERTY BY RECEIVABLES TRUSTEE

              (i) The Series 05-1 Investor Beneficiary acknowledges and agrees that the Receivables Trustee or any successor trustee shall utilise Trust Property allocated to the Series 05-1 Investor Beneficiary in making payments for Receivables and otherwise in operating the Receivables Trust on the terms and subject to the conditions of the Trust and Cash Management Agreement and that the Series 05-1 Investor Beneficiary shall not be entitled to receive any distribution of Trust Property including any payments of monies, except to the extent and in the circumstances set out in the Trust and Cash Management Agreement and this Supplement.

              (ii) For the purposes of calculation only and for so long as the MTN Issuer is the Series 05-1 Investor Beneficiary, it is hereby agreed and acknowledged that for the purposes of Clauses 5.16 and 5.17 of the Schedule, amounts allocated to the MTN Issuer as the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as being referable to a particular Class of the Related Debt may be treated for the purpose of calculation only, as being reallocated to another Class and that the Schedule, including, in particular but without limitation, Clauses
                     5.16 and 5.17 shall be read and construed accordingly.
                     For the avoidance of doubt, nothing in this Supplement or the Schedule shall be construed as resulting in a reallocation of beneficial entitlement between Beneficiaries of the Receivables Trust.

       (b)    NON-PETITION

              The Series 05-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (and any successor trustee) for itself and as trustee for each other Beneficiary that it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless such Investor Beneficiary specifies otherwise in any related Supplement), the Receivables Trustee (or any successor trustee) or the Receivables Trust or of any or all of the revenues and assets of any of them nor participate in any ex parte proceedings nor seek to enforce any judgment against any such Persons.

       (c)    DISPOSALS

              (i) The Series 05-1 Investor Beneficiary undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust, except in accordance with Clause 3.7 of the Trust and Cash Management Agreement and acknowledges that any attempt to do so shall be void;

              (ii) without prejudice to the generality of Clause 9(c)(i) above, the MTN Issuer hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of any of the Related Debt if the effect of any such Disposal or Encumbrance could result in the Investor Interest being beneficially held by or charged to different persons and acknowledges that any attempt to do so shall be void.

       (d)    TAX

              (i) The MTN Issuer hereby confirms that upon becoming the Series 05-1 Investor Beneficiary it is beneficially entitled to the interest payable by the Obligors and is within the charge to corporation tax in respect of such interest for the purpose of Section 349 of the Income and Corporation Taxes Act 1988;

              (ii) The MTN Issuer hereby confirms that it has a business establishment (for the purposes of Section 9 of the Value Added Tax Act 1994) in the United Kingdom which is either its sole business establishment (with no other fixed establishment anywhere else in the world) or is its business (or other fixed) establishment at which any services received by it as contemplated in the Relevant Documents are most directly used or to be used or, as the case may be, its business (or other fixed) establishment which is most directly concerned with any services supplied by it as contemplated in the Relevant Documents.

       (e)    INVESTOR TRUST CASH MANAGEMENT FEE

              The Series 05-1 Investor Beneficiary hereby undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will pay to the Receivables Trustee from its own resources an amount equal to the portion of the Trust Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager pursuant to Clause 9.2(a) of the Trust and Cash Management Agreement to be met by the Receivables Trustee from payments to be made by the Beneficiaries to the Receivables Trustee in the circumstances and in the manner set out in Part 3 of the Schedule. The amount of any such payment to be made by the Series 05-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 3 of the Schedule. In the event the Series 05-1 Investor Beneficiary does not make such payment from other sources, the Receivables Trustee shall be entitled to be indemnified by the Beneficiaries for such non-payment from the Trust Property allocated to the Beneficiaries to the extent of monies available for such purpose as set out in Part 3 of the Schedule. Any amount payable under this Clause 9(e) shall be inclusive of VAT thereon, if applicable.

       (f)    INVESTOR TRUSTEE PAYMENT AMOUNT

              The Series 05-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Series 05-1 Investor Beneficiary to the Receivables Trustee, no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee an amount equal to the portion of the Aggregate Trustee Payment Amount payable pursuant to Clause 7.16(b) of the Trust and Cash Management Agreement to be met by the Beneficiaries in the circumstances and in the manner set out in Part 4 of the Schedule. The amount of any such payment to be made by the Beneficiaries to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Part 4 of the Schedule. In the event the Beneficiaries do not make such payment from other sources, the Receivables Trustee shall be entitled to be indemnified for such non-payment from the Trust Property allocated to the Beneficiaries to the extent of monies available for such purpose as set out in Part 4 of the Schedule. Any amount payable under this Clause 9(f) shall be inclusive of VAT thereon if applicable.

       (g)    ADDITIONAL SUPPLEMENTS

              The Series 05-1 Investor Beneficiary consents and confirms as a Beneficiary of the Receivables Trust that, subject to Clause 4.3(b) of the Trust and Cash Management Agreement and the prior written consent of each of the Beneficiaries of the Receivables Trust (including the Series 02-1 Investor Beneficiary, the Series 03-1 Investor Beneficiary, the Series 03-2 Investor Beneficiary, the Series 03-3 Investor Beneficiary, the Series 04-1 Investor Beneficiary, and the Series 04-2 Investor Beneficiary), the Receivables Trust may be supplemented and varied from time to time in accordance with the terms of additional Supplements.

       (h)    INVESTOR INDEMNITY AMOUNT

              (i) The Series 05-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (by way of a contractual obligation owed by the Series 05-1 Investor Beneficiary to the Receivables Trustee and to no other person and not as part of the terms of the Receivables Trust) that it will pay to the Receivables Trustee an amount equal to the Aggregate Investor Indemnity Amount. The amount of any such payment to be made by the Series 05-1 Investor Beneficiary to the Receivables Trustee shall not exceed an amount equal to the amount of monies available for such purpose as set out in Clause 5.15(l) of the Schedule;

              (ii) It is acknowledged and agreed by each of the parties hereto that to the extent that the Series 05-1 Investor Beneficiary makes payment to the Receivables Trustee to enable it to make payment to the Transferor from other sources in respect of the amount referred to it in Clause 9(h)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in Clause 9(h)(i) above and that an amount shall be distributed to the Series 05-1 Investor Beneficiary in respect of Class A1 and Class A2 equal to the amount of such payment contemplated in Clause 5.14 of the Schedule.

       (i)    LIMITED RECOURSE

              The Series 05-1 Investor Beneficiary hereby undertakes to the Receivables Trustee (or any successor trustee) for itself and as trustee for each other Beneficiary that:

              (i) the obligations of the Receivables Trustee hereunder at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations hereunder, which inability results from the operation of the foregoing provisions of this Clause 9(i); and

              (ii) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee and it acknowledges that the Receivables Trustee shall hold the benefit of this clause on trust for itself and its shareholder, officers, agents and directors.

10.    NEGATIVE COVENANTS OF THE SERIES 05-1 INVESTOR BENEFICIARY

       The Series 05-1 Investor Beneficiary shall not, save to the extent permitted by the Series 05-1 Relevant Documents (as defined below) or with the prior written consent of the Transferor Beneficiary in respect of any future Series:

       (a) create or permit to subsist any Encumbrance including, without limitation, anything analogous to any of the foregoing under the laws of any jurisdiction upon the whole or any part of its present or future undertaking, assets or revenues (including uncalled capital);

       (b) carry on any business other than as described in the Series 05-1 Associated Debt Prospectus and in respect of that business shall not engage in any activity or do anything whatsoever except:

              (i) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Related Debt, the Trust and Cash Management Agreement, the Series 05-1 Supplement and any mandate regarding the Series 05-1 Distribution Account and the Security Trust Deed and MTN Cash Management Agreement (as each of such terms are defined in the Series 05-1 Associated Debt Prospectus), (all of such documents, together with the Prospectus, the "SERIES 05-1 RELEVANT DOCUMENTS");

              (ii) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Series 05-1 Relevant Documents; and

              (iii) perform any act incidental to or necessary in connection with (i) or (ii) above;

      (c) have or form, or cause to be formed, any subsidiary, subsidiary undertakings or undertakings of any other nature or have any employees or premises or have an interest in any bank account other than Trust Accounts and the Series 05-1 Distribution Account;

       (d) create, incur or suffer to exist any indebtedness (other than indebtedness permitted to be incurred under the terms of its articles of association and pursuant to or as contemplated in any of the Series 05-1 Relevant Documents) or give any guarantee in respect of any obligation of any Person;

       (e) repurchase any shares or declare or, to the extent permitted by law, pay any dividend or other distribution to its shareholders;

       (f) consolidate with or merge with or into any person or on a voluntary basis enter into an administration or any form or reorganisation or liquidate or dissolve;

       (g) waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of the Series 05-1 Relevant Documents, without the prior written consent of the Security Trustee (and, in the case of the calculation of interest and determination of any interest period for the purposes of the Related Debt, the Transferor Beneficiary and in the case of the Trust and Cash Management Agreement and the Series 05-1 Supplement, each of the Beneficiaries of the Receivables Trust; and

       (h) offer to surrender to any company any amounts which are available for surrender by way of group relief.

                                     PART 4

                                 MISCELLANEOUS

11.    GOVERNING LAW AND JURISDICTION

       (a)    GOVERNING LAW

              This Supplement shall be governed by, and construed in accordance with, the laws of England, and the obligations, rights and remedies of the parties hereunder (including the immunities and standard of care of the Receivables Trustee in the administration of the Receivables Trust hereunder) shall be determined in accordance with such laws.

       (b)    JURISDICTION

              (i) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Spplement, and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

              (ii) Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to above being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Supplement and agrees not to claim that any such court is not a convenient or appropriate forum.

              (iii) Each party hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereto to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Supplement maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

12.    NOTICES

       (a) Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by fax or letter.

       (b) Any communication, notice or document to be made or delivered by any one person to another pursuant to this Supplement shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by fax) or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each fax communication made by one party hereto to another shall be made to that person at the fax number notified to such party by that other person from time to time:

              (i) in the case of Barclays Bank PLC (in whatever capacity) and the Receivables Trustee to the addresses specified in the Trust and Cash Management Agreement (and in the case of the Receivables Trustee with a copy to Barclays Bank
                     PLC);

              (ii) in the case of Barclaycard Funding PLC to 54 Lombard Street, London EC3P 3AH, copied to Barclays Bank PLC at the address referred to in (i) above, Attention: The Directors;

              (iii)  in the case of the Rating Agencies for the Associated
                     Debt:

                     (A) in the case of Standard & Poor's to Standard & Poor's Ratings Group, 18 Finsbury Circus, London EC2M 7BP Attention: Structured Finance Department;

                     (B) in the case of Moody's to Moody's Investors Service Limited, 2 Minster Court, Mincing Lane, London EC3R 7XB Attention: Structured Finance.

13.    SEVERABILITY OF PROVISIONS

       If any one or more of the covenants, agreements, provisions or terms of this Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions of this Supplement or of the rights of the Series 05-1 Investor Beneficiary in the Receivables Trust.

14.    FURTHER ASSURANCES

       Each of Barclays Bank PLC and the MTN Issuer agrees, in whatever capacity hereunder, to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Supplement.

15.    NO WAIVER; CUMULATIVE REMEDIES

       No failure to exercise and no delay in exercising, on the part of any of the parties hereto, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

16.    COUNTERPARTS

       This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

17.    CONTRACT (RIGHTS OF THIRD PARTIES) ACT

       A person who is not a party to this Supplement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Supplement but this does not affect any right or remedy of a third party which exists or is available apart from that act.

IN WITNESS WHEREOF the Receivables Trustee, Barclays Bank PLC (in its capacities as Transferor Beneficiary, Excess Interest Beneficiary, Trust Cash Manager, Servicer and Transferor) and Barclaycard Funding PLC (in its capacities as MTN Issuer, Series 02-1 Investor Beneficiary, Series 03-1 Investor Beneficiary, Series 03-2 Investor Beneficiary, Series 03-3 Investor Beneficiary, Series 04-1 Investor Beneficiary, Series 04-2 Investor Beneficiary and Series 05-1 Investor Beneficiary) have caused this Supplement to be duly executed and delivered by their duly authorised representatives as a deed on the day and year first above written.

                                  THE SCHEDULE

             SUPPLEMENT TO THE TRUST AND CASH MANAGEMENT AGREEMENT
                           AND THE RECEIVABLES TRUST


                                     PART 1

                                  DEFINITIONS

DEFINITIONS

"ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the sum of (a) the Class A1 Adjusted Investor Interest and (b) the Class A2 Adjusted Investor Interest and (c) the Class B Adjusted Investor Interest and (d) the Class C Adjusted Investor Interest;

"AGGREGATE INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Default Amounts in respect of such Monthly Period;

"AGGREGATE INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Monthly Period, the sum of the Investor Indemnity Amounts in respect of such Monthly Period;

"APPLICABLE SERIES" shall mean, with respect to any date of determination, a Series with an Investor Interest of greater than zero;

"ASSOCIATED DEBT" means, collectively, the Class A1 Associated Debt, the Class A2 Associated Debt, the Class B Associated Debt and the Class C Associated Debt;

"AVAILABLE INVESTOR PRINCIPAL COLLECTIONS" shall mean with respect to any Monthly Period, an amount equal to:

(a) the aggregate amount of Investor Principal Collections for such Monthly Period; MINUS

(b) the aggregate amount of Investor Cash Available for Acquisition which has been calculated (during the Revolving Period) pursuant to Clause 5.05(a) (iv), (during the Controlled Accumulation Period) pursuant to Clause 5.05(b)(iv) and (during the Regulated Amortisation Period) pursuant to Clause 5.05(c)(iv), as the case may be, as being available to be utilised during such Monthly Period pursuant to Clauses 5.06(a) and 5.06(b) respectively; MINUS

(c) the amount of Reallocated Class C Principal Collections with respect to such Monthly Period which pursuant to Clause 5.16 are required to fund the Class A1 Required Amount or the Class A2 Required Amount or the Class B Required Amount; MINUS

(d) the amount of Reallocated Class B Principal Collections with respect to such Monthly Period which pursuant to Clause 5.17 are required to fund the Class A1 Required Amount or the Class A2 Required Amount; PLUS

(e) the amount of Shared Principal Collections with respect to Group One that are allocated to Series 05-1 in accordance with Clause 5.18(c); PLUS

(f) with respect to the Monthly Period in which the Rapid Amortisation Period commences, the amount of Non-Utilised Investor Cash Available for Acquisition pursuant to Clause 5.06(c);

"AVAILABLE RESERVE ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(j) into the Reserve Account on such date) and (b) the Required Reserve Amount;

"AVAILABLE SPREAD ACCOUNT AMOUNT" shall mean, with respect to any Transfer Date, the lesser of (a) the amount on deposit in the Spread Account on such date (before giving effect to any deposit made or to be made pursuant to Clause 5.15(k) in the Spread Account on such date) and (b) the Required Spread Account Amount;

"BUSINESS DAY" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in London, England or New York, New York are authorised or obliged by law or executive order to be closed.

"CALCULATION PERIOD" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or in the case of the first Distribution Date from and including the Closing Date) to but excluding such Distribution Date;

"CLASS A ADJUSTED INVESTOR INTEREST" means the Class A1 Adjusted Investor Interest and the Class A2 Adjusted Investor Interest;

"CLASS A AVAILABLE FUNDS" means the Class A1 Available Funds and the Class A2 Available Funds;

"CLASS A FLOATING ALLOCATION" shall mean an amount equal to the aggregate of the Class A1 Floating Allocation and the Class A2 Floating Allocation;

"CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(a)(iii);

"CLASS A INVESTOR INTEREST" means the Class A1 Investor Interest and the Class A2 Investor Interest;

"CLASS A REQUIRED AMOUNT" shall have the meaning specified in Clause
5.09(a)(3);

"CLASS A SERVICING FEE" shall have the meaning specified in paragraph (a)(ii) of Part 2 of the Schedule;

"CLASS A TRUSTEE PAYMENT AMOUNT" shall mean an amount equal to the aggregate of the Class A1 Trustee Payment Amount and the Class A2 Trustee Payment Amount;

"CLASS A1" shall mean for calculation purposes, the portion of the Related Debt treated as referable to the Class A1 Associated Debt;

"CLASS A1 ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(iii);

"CLASS A1 ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class A1 Investor Interest MINUS that portion of the Principal Funding

Account Balance allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A1 (in an amount not to exceed the Class A1 Investor Interest) on such date of determination;

"CLASS A1 ASSOCIATED DEBT" means the $[*] Class A1 Asset Backed Floating Rate Notes due 2008 constituted by a trust deed dated [*] June 2005 between the Series 05-1 Issuer and The Bank of New York;

"CLASS A1 AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class A1 Floating Allocation of Finance Charge Collections allocated to Series 05-1;

(b) the Class A1 Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 05-1 and credited to the Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

(c) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A1 Investor Interest, the Principal Funding Investment Proceeds pursuant to Clause 5.20(b)(iii) (up to a maximum amount equal to the Class A1 Covered Amount), if any, with respect to the related Transfer Date; and

(d) amounts allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A1, if any, to be withdrawn from the Reserve Account which will be credited to the Finance Charge Collections Ledger on the related Transfer Date pursuant to Clauses 5.22(b)(iii) and 5.22(d);

"CLASS A1 CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A1 pursuant to paragraph (b)(i) of Part 3 of this Schedule;

"CLASS A1 COVERED AMOUNT" shall mean an amount determined as of each Transfer Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class A1 Investor Interest, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), and (b) the Class A1 Finance Rate in effect with respect to such Calculation Period, and (c) the Principal Funding Account Balance as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

"CLASS A1 DEBT AMOUNT" means, with respect to any date of determination, an amount equal to the Class A1 Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A1 PROVIDED, HOWEVER, that upon the Series 05-1 Termination Date, the Class A1 Debt Amount shall be an amount equal to zero;

"CLASS A1 DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class A1 Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class A1 Trustee Payment Amount and the MTN Issuer Costs Amount) over the amounts actually credited to the Class A1 Distribution Ledger for the payment of such amount in accordance with Clause 5.10(a)(iii);

"CLASS A1 DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(a)(i);

"CLASS A1 FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits (reset in respect of the Distribution Dates in each of August, November, February and May) for pounds sterling in the London interbank market; provided that in respect of the first Calculation Period, it shall mean the linear interpolation of one-month and two-month deposits; plus in each case [*] per cent.;

"CLASS A1 FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A1 Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS A1 FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A1 Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class A1 Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A1 Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS A1 INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 pursuant to Clause 4(a)(i) of the Series 05-1 Supplement, which is the sterling equivalent of US$[*] as determined using the fixed exchange rate specified in the Class A1 Dollar Swap Agreement;

"CLASS A1 INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A1 Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class A1 Fixed Allocation;

"CLASS A1 INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(a)(iii);

"CLASS A1 INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A1 Floating Allocation applicable for the related Monthly Period;

"CLASS A1 INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)    the Class A1 Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 from Trust Property (with the effect that the amount of principal beneficial entitlement of the Series 05-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class A1 is reduced) prior to such date MINUS

(c) the excess, if any, of the aggregate amount of Class A1 Investor Charge-Offs pursuant to Clause 5.13(a)(iii) over Class A1 Investor Charge-Offs reinstated pursuant to Clause 5.15(b) prior to such date of determination,

PROVIDED, HOWEVER, that the Class A1 Investor Interest may not be reduced below zero;

"CLASS A1 MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(a)(iii);

"CLASS A1 MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class A1 as calculated in accordance with Clause 5.08(a);

"CLASS A1 MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount as calculated in accordance with Clause 5.07(a);

"CLASS A1 REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(a)(1);

"CLASS A1 SCHEDULED REDEMPTION DATE" shall mean the Series 05-1 Scheduled Redemption Date;

"CLASS A1 SERVICING FEE" shall have the meaning specified in paragraph (a)(ii) of Part 2 of the Schedule;

"CLASS A1 TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(ii) of Part 4 of the Schedule;

"CLASS A2" shall mean for calculation purposes, the portion of the Related Debt treated as referable to the Class A2 Associated Debt;

"CLASS A2 ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(v);

"CLASS A2 ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class A2 Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A2 (in an amount not to exceed the Class A2 Investor Interest) on such date of determination;

"CLASS A2 ASSOCIATED DEBT" means the $[*] Class A2 Asset Backed Fixed Rate Notes due 2008 constituted by a trust deed dated [*] June 2005 between the Series 05-1 Issuer and The Bank of New York;

"CLASS A2 AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class A2 Floating Allocation of Finance Charge Collections allocated to Series 05-1;

(b) the Class A2 Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 05-1 and credited to the Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

(c) with respect to any Monthly Period during the Controlled Accumulation Period prior to the payment in full of the Class A2 Investor Interest, the Principal Funding Investment Proceeds pursuant to
       Clause 5.20(b)(iii) (up to a maximum amount equal to the Class A2 Covered Amount), if any, with respect to the related Transfer Date; and

(d) amounts allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A2, if any, to be withdrawn from the Reserve Account which will be credited to the Finance Charge Collections Ledger on the related Transfer Date pursuant to Clauses 5.22(b)(iii) and 5.22(d);

"CLASS A2 CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class A2 pursuant to paragraph (b)(i) of Part 3 of this Schedule;

"CLASS A2 COVERED AMOUNT" shall mean an amount determined as of each Transfer Date with respect to any Calculation Period during the Controlled Accumulation Period prior to the payment in full of the Class A2 Investor Interest, equal to the product of (a) (i) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), and (b) the Class A2 Finance Rate in effect with respect to such Calculation Period, and
(c) the Principal Funding Account Balance as of the last day of the Monthly Period preceding the Monthly Period in which such Calculation Period ends;

"CLASS A2 DEBT AMOUNT" means, with respect to any date of determination, an amount equal to the Class A2 Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class A2 PROVIDED, HOWEVER, that upon the Series 05-1 Termination Date, the Class A2 Debt Amount shall be an amount equal to zero;

"CLASS A2 DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class A2 Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class A2 Trustee Payment Amount and the MTN Issuer Costs Amount) over the amounts actually credited to the Class A2 Distribution Ledger for the payment of such amount in accordance with Clause 5.10(a)(iii);

"CLASS A2 DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(a)(i);

"CLASS A2 FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits (reset in respect of the Distribution Dates in each of August, November, February and May) for pounds sterling in the London interbank market; provided that in respect of the first Calculation Period, it shall mean the linear interpolation of one-month and two-month deposits; plus in each case [*] per cent;

"CLASS A2 FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class A2 Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS A2 FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class A2 Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class A2 Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A2 Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS A2 INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 pursuant to Clause 4(b)(i) of the Series 05-1 Supplement, which is the sterling equivalent of US$[*] as determined using the fixed exchange rate specified in the Class A2 Dollar Swap Agreement;

"CLASS A2 INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class A2 Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class A2 Fixed Allocation;

"CLASS A2 INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(a)(iii);

"CLASS A2 INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class A2 Floating Allocation applicable for the related Monthly Period;

"CLASS A2 INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)    the Class A2 Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 from Trust Property (with the effect that the amount of principal beneficial entitlement of the Series 05-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class A2 is reduced) prior to such date MINUS

(c) the excess, if any, of the aggregate amount of Class A2 Investor Charge-Offs pursuant to Clause 5.13(a)(iii) over Class A2 Investor Charge-Offs reinstated pursuant to Clause 5.15(b) prior to such date of determination,

PROVIDED, HOWEVER, that the Class A2 Investor Interest may not be reduced below zero;

"CLASS A2 MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(b)(iii);

"CLASS A2 MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class A2 as calculated in accordance with Clause 5.08(b);

"CLASS A2 MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount as calculated in accordance with Clause 5.07(b);

"CLASS A2 REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(a)(2);

"CLASS A2 SCHEDULED REDEMPTION DATE" shall mean the Series 05-1 Scheduled Redemption Date;

"CLASS A2 SERVICING FEE" shall have the meaning specified in paragraph (a)(ii) of Part 2 of the Schedule;

"CLASS A2 TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(ii) of Part 4 of the Schedule; "CLASS B" shall mean for calculation purposes, the portion of the Related Debt related to the Class B Associated Debt;

"CLASS B ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(iv);

"CLASS B ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class B Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class B (in an amount not to exceed the Class B Investor Interest) on such date of determination;

"CLASS B ASSOCIATED DEBT" shall mean the $[*] Class B Asset Backed Floating Rate Notes due 2008 constituted by a trust deed dated [*] June 2005 between the Series 05-1 Issuer and The Bank of New York;

"CLASS B AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class B Floating Allocation of Finance Charge Collections allocated to Series 05-1; and

(b) the Class B Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 05-1 and credited to the Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

"CLASS B CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B pursuant to paragraph
(b)(ii) of Part 3 of this Schedule;

"CLASS B DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class B Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class B PROVIDED, HOWEVER, that upon the Series 05-1 Termination Date, the Class B Debt Amount shall be an amount equal to zero;

"CLASS B DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class B Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class B Trustee Payment Amount) over the amount actually credited to the Class B Distribution Ledger for the payment of such amount in accordance with Clause 5.10(b)(ii);

"CLASS B DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(b)(i);

"CLASS B FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits (reset in respect of the Distribution Dates in each of August, November, February and May) for pounds sterling in the London interbank market; provided that in respect of the first Calculation Period, it shall mean the linear interpolation of one-month and two-month deposits; plus in each case [*] per cent.;

"CLASS B FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS B FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class B Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS B INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class B pursuant to Clause 4(c)(i) of the Series 05-1 Supplement which is the sterling equivalent of U.S.$[*] as determined using the fixed exchange rate specified in the Class B Dollar Swap Agreement;

"CLASS B INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class B Fixed Allocation;

"CLASS B INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(b)(ii);

"CLASS B INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class B Floating Allocation applicable for the related Monthly Period;

"CLASS B INVESTOR INTEREST" shall mean, on any date of determination, a principal amount equal to:

(a)    the Class B Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B from Trust Property (with effect that the amount of principal beneficial entitlement of the Series 05-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class B is reduced) prior to such date, MINUS

(c) the aggregate amount of Class B Investor Charge-Offs for all prior Transfer Dates pursuant to Clause 5.13(b)(ii), MINUS

(d) the aggregate amount of the Reallocated Class B Principal Collections allocated pursuant to Clause 5.17 on all prior Transfer Dates but excluding any reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest, MINUS

(e) an amount equal to the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to Clause 5.13(a)(ii), PLUS

(f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Clause 5.15(d), for the purpose of reinstating amounts deducted pursuant to the foregoing clauses (c), (d) and (e),

PROVIDED, HOWEVER, that the Class B Investor Interest may not be reduced below zero;

"CLASS B MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(ii);

"CLASS B MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing Principal Collections referable to Class B as calculated in accordance with Clause 5.08(d);

"CLASS B MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(c);

"CLASS B PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the Class A1 Investor Interest and Class A2 Investor Interest has been deposited into the Principal Funding Account identified for the Series 05-1 Investor Beneficiary in respect of Class A; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class A1 Investor Interest and Class A2 Investor Interest has been reduced to zero;

"CLASS B REQUIRED AMOUNT" shall have the meaning specified in Clause 5.09(b);

"CLASS B SCHEDULED REDEMPTION DATE" shall mean the Series 05-1 Scheduled Redemption Date;

"CLASS B SERVICING FEE" shall have the meaning specified in paragraph (a)(iii) of Part 2 of the Schedule;

"CLASS B TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(iii) of Part 4 of the Schedule;

"CLASS C" shall mean for calculation purposes the portion of Related Debt related to the Class C Associated Debt;

"CLASS C ADDITIONAL FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(d)(iv);

"CLASS C ADJUSTED INVESTOR INTEREST" shall mean, with respect to any date of determination, an amount equal to the Class C Investor Interest MINUS that portion of the Principal Funding Account Balance allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C (in an amount not to exceed the Class C Investor Interest) on such date of determination;

"CLASS C ASSOCIATED DEBT" shall mean the $[*] Class C Asset Backed Floating Rate Notes due 2008 constituted by a trust deed dated [*] June 2005 between the Series 05-1 Issuer and The Bank of New York;

"CLASS C AVAILABLE FUNDS" shall mean, with respect to any Monthly Period, an amount equal to the sum of:

(a) the Class C Floating Allocation of Finance Charge Collections allocated to Series 05-1; and

(b) the Class C Floating Allocation of amounts with respect to Acquired Interchange allocated to Series 05-1 and credited to the Finance Charge Collections Ledger for such Monthly Period (or to be credited to the Finance Charge Collections Ledger on the related Transfer Date with respect to the preceding Monthly Period) pursuant to the Trust and Cash Management Agreement;

"CLASS C CASH MANAGEMENT FEE" means any Trust Cash Management Fee to be paid by the Receivables Trustee allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable to Class C pursuant to paragraph (b)(iii) of Part 3 of this Schedule;

"CLASS C DEBT AMOUNT" shall mean, with respect to any date of determination, an amount equal to the Class C Initial Investor Interest MINUS the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable to Class C PROVIDED, HOWEVER, that upon the Series 05-1 Termination Date, the Class C Debt Amount shall be an amount equal to zero;

"CLASS C DEFICIENCY AMOUNT" shall mean, in respect of any Transfer Date, an amount equal to the excess, if any, of the Class C Monthly Required Expense Amount as of the prior Transfer Date (disregarding for this purpose the Class C Trustee Payment Amount) over the amount actually credited to the Class C Distribution Ledger, for the payment of such amount on the related Transfer Date in accordance with Clause 5.15(f);

"CLASS C DISTRIBUTION LEDGER" shall have the meaning specified in Clause 5.21(c)(i);

"CLASS C FINANCE RATE" means, in relation to any Calculation Period, the screen rate, or the arithmetic mean calculated to replace the screen rate, for three-month deposits (reset in respect of the Distribution Dates in each of August, November, February and May) for pounds sterling in the London interbank market; provided that in respect of the first Calculation Period, it shall mean the linear interpolation of one-month and two-month deposits; plus in each case [*] per cent.;

"CLASS C FIXED ALLOCATION" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Class C Investor Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period;

"CLASS C FLOATING ALLOCATION" shall mean, with respect to any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Class C Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day PROVIDED, HOWEVER, that, with respect to the first Monthly Period, the Class C Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Investor Interest and the denominator of which is the Initial Investor Interest;

"CLASS C INITIAL INVESTOR INTEREST" shall mean the aggregate initial principal amount of beneficial entitlement to the Receivables Trust of the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C pursuant to Clause 3(a)(iii) of the Series 05-1 Supplement which is the sterling equivalent of U.S.$[*] as determined using the fixed exchange rate specified in the Class C Dollar Swap Agreement;

"CLASS C INVESTOR ALLOCATION" shall mean for any Monthly Period, (a) with respect to Receivables in Defaulted Accounts and Finance Charge Receivables at any time or Principal Receivables during the Revolving Period, the Class C Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Class C Fixed Allocation;

"CLASS C INVESTOR CHARGE-OFF" shall have the meaning specified in Clause 5.13(c)(i);

"CLASS C INVESTOR DEFAULT AMOUNT" shall mean, with respect to each Transfer Date, an amount equal to the product of (a) the Aggregate Investor Default Amount for the related Monthly Period and (b) the Class C Floating Allocation applicable for the related Monthly Period;

"CLASS C INVESTOR INTEREST" means, with respect to any date of determination, an amount equal to:

(a)    the Class C Initial Investor Interest, MINUS

(b) the aggregate amount of principal payments made to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C from Trust Property (with effect that the amount of principal beneficial entitlement of the Series 05-1 Investor Beneficiary in the Receivables Trust for the purposes of calculation treated as referable to Class C is reduced) prior to that date, including, for the avoidance of doubt, an amount equal to all Available Spread Account Amounts credited to the Class C Distribution
                                     - 36 -

       Ledger in respect of the Class C Investor Interest on all prior Transfer Dates pursuant to Clauses 5.19(a)(iv)(B)(1)(bb), MINUS

(c) the aggregate amount of Class C Investor Charge-Offs for all prior Transfer Dates, pursuant to Clause 5.13(c)(i), MINUS

(d) the aggregate amount of Reallocated Class B Principal Collections allocated to the Class C Investor Interest and Reallocated Class C Principal Collections allocated pursuant to Clauses 5.16 and 5.17 on all prior Transfer Dates, MINUS

(e) an amount equal to the amount by which the Class C Investor Interest has been reduced in order to cover Class A1 Investor Default Amounts, Class A2 Investor Default Amounts and Class B Investor Default Amounts pursuant to Clauses 5.13(a)(i) and 5.13(b)(i), and PLUS

(f) the aggregate amount of Excess Spread allocated and available on all prior Transfer Dates pursuant to Clause 5.15(i) to reimburse amounts deducted pursuant to the foregoing clauses (c), (d) and (e) above plus the aggregate amount of withdrawals from the Spread Account pursuant to Clause 5.19(a)(iv)(B)(1)(bb),

PROVIDED, HOWEVER that the Class C Investor Interest may not be reduced below zero;

"CLASS C MONTHLY FINANCE AMOUNT" shall have the meaning specified in Clause 5.07(c)(ii);

"CLASS C MONTHLY PRINCIPAL AMOUNT" shall mean the monthly amount representing principal allocable to Class C as calculated in accordance with Clause 5.08(c);

"CLASS C MONTHLY REQUIRED EXPENSE AMOUNT" shall mean in respect of each Monthly Period the amount calculated in accordance with Clause 5.07(c);

"CLASS C PRINCIPAL COMMENCEMENT DATE" shall be the first Distribution Date (1) for the Controlled Accumulation Period, on which an amount equal to the aggregate of the Class A1 Investor Interest, the Class A2 Investor Interest and the Class B Investor Interest has been deposited into the Principal Funding Account identified for the Series 05-1 Investor Beneficiary in respect of Class A1, Class A2 and Class B, respectively; or (2) during the Regulated Amortisation Period or the Rapid Amortisation Period, on which the Class B Investor Interest has been reduced to zero;

"CLASS C RELEASE DATE" shall mean the first Distribution Date on which the Class A1 Investor Interest, the Class A2 Investor Interest and the Class B Investor Interest have been reduced to zero;

"CLASS C SCHEDULED REDEMPTION DATE" shall mean the Series 05-1 Scheduled Redemption Date;

"CLASS C SERVICING FEE" shall have the meaning specified in paragraph (a)(iv) of Part 2 of the Schedule;

"CLASS C TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph
(a)(iv) Part 4 of the Schedule;

"CLOSING DATE" shall mean [*] June 2005;

"CONTROLLED ACCUMULATION PERIOD" shall mean, unless a Pay Out Event shall have occurred prior thereto, the period commencing at the close of business on 31 May 2007, or such later date as is determined in accordance with Clause 5.11(f) and ending on the first to occur of (a) the commencement of the Regulated Amortisation Period or the Rapid Amortisation Period and (b) the Series 05-1 Termination Date;

"CONTROLLED ACCUMULATION PERIOD FACTOR" shall mean, for each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all Applicable Series and the denominator of which is equal to the sum (without duplication) of (a) the Initial Investor Interest, (b) the initial investor interests of all Applicable Series (other than Series 05-1) in Group One (other than Companion Series) which are not expected to be in their revolving periods, and (c) the initial investor interests of all other Applicable Series which are not allocating Shared Principal Collections and are in their revolving periods;

"CONTROLLED ACCUMULATION PERIOD LENGTH" shall have the meaning specified in Clause 5.11(f);

"CONTROLLED ACCUMULATION SHORTFALL" shall initially mean zero and shall thereafter mean, with respect to any Transfer Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for the previous Transfer Date over the aggregate amount deposited into the Principal Funding Account pursuant to Clause 5.11(b) with respect to the Series 05-1 Investor Beneficiary in respect of Class A1, Class A2, Class B, and
Class C for the previous Monthly Period;

"CONTROLLED DEPOSIT AMOUNT" shall mean:

(a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest, the sum of the sterling equivalent of (i) U.S.$125,000,000 PROVIDED, HOWEVER, that if the Controlled Accumulation Period Length is determined to be less than 12 months pursuant to Clause 5.11(f), the amount calculated for the Controlled Deposit Amount in this paragraph (i) for each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest will be equal to (A) the product of (1) the Initial Investor Interest and (2) the Controlled Accumulation Period Factor for such Monthly Period divided by (B) the Required Accumulation Factor Number plus any Controlled Accumulation Shortfall PROVIDED, FURTHER, HOWEVER that the amount calculated for the Controlled Deposit Amount for each Transfer Date may not exceed the Maximum Controlled Deposit Amount without the prior written instructions of the Beneficiaries, and (ii) the Controlled Accumulation Shortfall for such Transfer Date; and

(b) for any Transfer Date with respect to the Regulated Amortisation Period, the sum of the sterling equivalent of (i) U.S.$125,000,000 or, if greater, the Maximum Controlled Deposit Amount, and (ii) the Controlled Accumulation Shortfall for such Transfer Date;

"CUMULATIVE SERIES PRINCIPAL SHORTFALL" shall mean the sum of the Series Principal Shortfalls (as such term is defined in the related Supplement) for each Series in Group One;

"DAILY PRINCIPAL SHORTFALL" shall mean, on any date of determination, the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the amount of Principal Collections processed to date for such Monthly Period allocable to all Applicable
                                     - 38 -

Series in Group One, which is not subject to reallocation and which are credited or to be credited in the Principal Collection Ledger on such date;

"DEFICIENCY AMOUNT" shall mean, at any time of determination, the sum of the Class A1 Deficiency Amount, the Class A2 Deficiency Amount, the Class B Deficiency Amount and the Class C Deficiency Amount;

"DETERMINATION DATE" means the date falling two Business Days before a Transfer Date;

"DISTRIBUTION DATE" shall mean (in the case of the first such Distribution
Date) 15 August 2005 or if 15 August 2005 is not a Business Day, the next succeeding Business Day, and the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day;

"EXCESS PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date for the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date exceeds the Class A1 Covered Amount or the Class A2 Covered Amount as determined for such Transfer Date;

"EXCESS SPREAD" shall mean, with respect to any Transfer Date, the sum of the amounts with respect to such Transfer Date, if any, specified pursuant to Clauses 5.10(a)(vi), 5.10(b)(iv) and 5.10(c)(iii);

"EXPENSE RATE" shall mean the annualised percentage equivalent of a fraction
(A) the numerator of which is the sum of: (1) the Class A1 Monthly Required Expense Amount, the Class A2 Monthly Required Expense Amount, the Class B Monthly Required Expense Amount and the Class C Monthly Required Expense Amount, each for the related Monthly Period plus (2) an amount equal to the Investor Servicing Fee actually payable and (3) an amount equal to the Investor Trust Cash Management Fee actually payable each with respect to the related Monthly Period and (B) the denominator of which is the Investor Interest as of the Record Date preceding such Transfer Date;

"EXPENSES LOAN AGREEMENT" means the agreement so named dated [*] June 2005 and made between the Transferor (in its capacity as lender), the Series 05-1 Issuer (as borrow) and the Security Trustee;

"FIXED INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period; and

(b)    the denominator of which is the greater of:

       (i) (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust determined as of the close of business on the last day of the prior Monthly Period plus (B) Unavailable Principal Collections credited to the Principal Collections Ledger on such date of determination; and

       (ii) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Principal Receivables which are Eligible Receivables for all Applicable Series on such date of determination,

       PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in paragraph (b)(i)(A) above hereof shall be:

       (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date; and

       (B) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust at the beginning of the day on the related Addition Date after adjusting for the aggregate amount of Principal Receivables which are Eligible Receivables added to the Receivables Trust on the related Addition Date, for the period from and including the related Addition Date to and including the last day of such Monthly Period;

       PROVIDED ALSO that, in respect of any Monthly Period when the Floating Investor Percentage is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage wiell be zero;

"FLOATING INVESTOR PERCENTAGE" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

(a) the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Investor Interest); and

(b)    the denominator of which is the greater of:

       (i) (A) the aggregate amount of Principal Receivables which are Eligible Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust (taking into account Principal Receivables to be transferred on the Closing Date) as of close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables which are Eligible Receivables as of the close of business on the last day of the first calendar month in the first Monthly Period) plus (B) any Unavailable Principal Collections standing to the credit of the Trustee Collection Account and credited to the Principal Collections Ledger on such date; and

       (ii) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to Finance Charge Receivables or Receivables in Defaulted Accounts at any time or Principal Receivables which are Eligible

              Receivables during the revolving period, as applicable, for all Applicable Series on such date of determination,

       PROVIDED, HOWEVER, that with respect to any Monthly Period in which an Addition Date occurs, the amount in sub-paragraph (b)(i)(A) above shall be:

       (A) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date; and

       (B) the aggregate amount of Principal Receivables which are Eligible Receivables in the Receivables Trust as of the beginning of the day on the related Addition Date after adjusting for the aggregate amount of Principal Receivables which are Eligible Receivables added to the Receivables Trust on the related Addition Date, for the period from and including the related Addition Date to and including the last day of such Monthly Period;

       PROVIDED ALSO that, in respect of any Monthly Period when the Floating Investor Percentage is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Floating Investor Percentage will be zero;

"GROUP ONE" shall mean Series 05-1 and each other Series specified in the related Supplement to be included in Group One;

"GROUP ONE MONTHLY PRINCIPAL PAYMENT" shall mean with respect to any Monthly Period, for all Applicable Series in Group One (including Series 05-1) which are in an Amortisation Period or an Accumulation Period (as such terms are defined in the Master Definitions Schedule), the sum of:

(a) the Controlled Deposit Amount for the related Transfer Date for any Series in its Controlled Accumulation Period or its Regulated Amortisation Period (as such terms are defined in the related supplements for all Series in Group One);

(b) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Rapid Amortisation Period (as such terms are defined in the related supplements for all Series in Group
       One); and

(c) such other amounts as may be specified in the related Series supplements for all Series in Group One;

"INITIAL INVESTOR INTEREST" shall mean (pound)[*];

"INVESTOR BENEFICIARY" shall mean an Investor Beneficiary which is described as such in any Series Supplement (as defined in the Master Definitions Schedule);

"INVESTOR CASH AVAILABLE FOR ACQUISITION" shall mean, on any date of determination, the amount allocated to the Investor Beneficiaries which may be utilised to fund the purchase of beneficial entitlement to Receivables as set out in Clause 5.06;

"INVESTOR CHARGE-OFF" shall mean a Class A1 Investor Charge-Off, a Class A2 Investor Charge-Off, a Class B Investor Charge-Off or a Class C Investor Charge-Off, or any of them;

"INVESTOR DEFAULT AMOUNT" shall mean, with respect to any Receivable in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account;

"INVESTOR INDEMNITY AMOUNT" shall mean, with respect to any Transferor
Section 75 Indemnity Claim, an amount equal to the product of (a) the Transferor Section 75 Indemnity Claim (in an amount not to exceed the amount of the related Credit Advance) and (b) the Floating Investor Percentage on the day such Transferor Section 75 Indemnity Claim was made;

"INVESTOR INTEREST" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A1 Investor Interest, (b) the Class A2 Investor Interest, (c) the Class B Investor Interest, and (d) the Class C Investor Interest each as of such date;

"INVESTOR PERCENTAGE" shall mean for any Monthly Period, (a) with respect to Finance Charge Receivables and Receivables in Defaulted Accounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period, the Fixed Investor Percentage PROVIDED, HOWEVER, that in respect of any Monthly Period when the Investor Interest is zero or would be zero if the payments to be made on the related Distribution Date were made on the last day of the preceding Monthly Period, the Investor Percentage shall be zero;

"INVESTOR PRINCIPAL COLLECTIONS" shall mean, with respect to any Monthly Period, the sum of:

(a) the aggregate amount credited to the Principal Collections Ledger for such Monthly Period pursuant to Clauses 5.05 (a)(ii), (iii) and (iv), 5.05(b)(ii), (iii) and (iv) (taking into account Clauses 5.05(b)(v)), 5.05(c)(ii), (iii) and (iv) (taking into account Clauses 5.05(c)(v)) or 5.05(d)(ii) (taking into account Clause 5.05(d)(iii)), (as the case may be) in each case, as applicable to such Monthly Period;

(b) the aggregate amount to be treated as Investor Principal Collections pursuant to Clauses 5.10(a)(v) and 5.15(b), (c)(ii), (d), (h) and (i) for such Monthly Period; plus

(c) the aggregate amount of Unavailable Principal Collections credited to the Principal Collections Ledger to be treated as Investor Principal Collections pursuant to Clause 5.05(e)(ii);

"INVESTOR SERVICING FEE" shall have the meaning specified in paragraph (a)(i) of Part 2 of the Schedule;

"INVESTOR TRUST CASH MANAGEMENT FEE" has the meaning specified in paragraph (a)(i) of Part 3 of the Schedule;

"INVESTOR TRUSTEE PAYMENT AMOUNT" shall have the meaning specified in paragraph (a)(i) of Part 4 of the Schedule;

"MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the interests of Series 05-1 Investor Beneficiary which shall be construed to include the interests of any holders of Related Debt and Associated Debt;

"MAXIMUM CONTROLLED DEPOSIT AMOUNT" shall mean an amount equal to one-twelfth of the aggregate amount of all the initial investor interests of all Applicable Series in Group One (excluding Companion Series) that are expected to be in their revolving periods;

"MONTHLY LOAN EXPENSES AMOUNT" means in respect of Series 05-1 for any Transfer Date the amount equal to any monthly interest accrual which is due and payable under the Expenses Loan Agreement in respect of Series 05-1 (and, for greater certainty, the Monthly Loan Expenses Amount shall be paid by the Receivables Trustee to the MTN Issuer in relation to Series 05-1 and shall be credited by the MTN Issuer pro rata and pari passu (in proportion to the amount that each of the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) to the Class A1 Coupon Ledger and the Class A2 Coupon Ledger);

"MONTHLY PERIOD" shall have the meaning specified in the Trust and Cash Management Agreement, except that the first Monthly Period, it shall begin on and include the Closing Date and shall end on and include 15 August 2005;

"MTN ISSUER" shall mean Barclaycard Funding PLC;

"MTN ISSUER COSTS AMOUNT" means the amounts certified by the Security Trustee as being required to pay the fees, costs and expenses of the MTN Issuer referable to Series 05-1 accrued due and payable on any Transfer Date (including the fees, costs and expenses of the Security Trustee and any Receiver appointed pursuant to the Security Trust Deed and Cash Management Agreement) plus any such fees, costs and expenses remaining unpaid for previous Transfer Dates including, in each case, any part of such fees, costs and expenses as represents VAT (if any);

"NON-UTILISED INVESTOR CASH AVAILABLE FOR ACQUISITION" shall have the meaning specified in Clause 5.06(c);

"NOTE TRUSTEE" shall mean The Bank of New York, London Branch;

"PAY OUT COMMENCEMENT DATE" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Clause 6.1 of the Trust and Cash Management Agreement or a Series 05-1 Pay Out Event is deemed to occur pursuant to Clause 6.2 of the Trust and Cash Management Agreement (as Clause 6.2 is set out in Part 7 of the Schedule);

"PORTFOLIO ADJUSTED YIELD" shall mean, with respect to any Transfer Date commencing on and including the Transfer Date falling in August 2005, the average of the percentages obtained foreach of the three preceding Monthly Periods by subtracting the Expense Rate from the Portfolio Yield for each Monthly Period;

"PORTFOLIO YIELD" shall mean, with respect to any Monthly Period, the annualised percentage equivalent of a fraction,

(a)    the numerator of which is an amount equal to the sum of:

       (i) the amount of Finance Charge Collections credited to the Finance Charge Collections Ledger and allocable to Series 05-1 for such Monthly Period (excluding any Collections in respect of Annual Fee Receivables contemplated by (ii) below), PLUS

       (ii) the amount, if any, credited to the Finance Charge Collections Ledger with respect to Annual Fee Receivables for such Monthly Period, PLUS

       (iii) the amount of Acquired Interchange credited to the Finance Charge Collections Ledger and allocable to Series 05-1, PLUS

       (iv) the Principal Funding Investment Proceeds credited to the Finance Charge Collections Ledger pursuant to Clause 5.20(b)(iii) on the Transfer Date related to such Monthly Period, up to the Class A1 Covered Amount and Class A2 Covered Amount, PLUS

       (v) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount) credited to the Finance Charge Collections Ledger pursuant to Clause 5.22(d) on the Transfer Date relating to such Monthly Period, PLUS

       (vi) the Reserve Investment Proceeds credited to the Finance Charge Collections Ledger pursuant to Clause 5.22(b)(iii) on the Transfer Date relating to such Monthly Period, MINUS

       (vii)  the Aggregate Investor Default Amount for such Monthly Period;
              and

(b) the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period;

"PRINCIPAL FUNDING ACCOUNT" shall have the meaning set out in Clause
5.20(a)(i);

"PRINCIPAL FUNDING ACCOUNT BALANCE" shall mean, with respect to any date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination;

"PRINCIPAL FUNDING INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"PRINCIPAL FUNDING INVESTMENT SHORTFALL" shall mean, with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Regulated Amortisation Period or the Rapid Amortisation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the aggregate of the Class A1 Covered Amount and the Class A2 Covered Amount determined as of such Transfer Date;

"QUARTERLY EXCESS SPREAD PERCENTAGE" means, with respect to any Determination Date, an amount equal to the percentage equivalent of a fraction, the numerator of which is the average
                                     - 44 -

Portfolio Yield for the immediately preceding three Monthly Periods and the denominator of which is the average Expense Rate for the immediately preceding three Monthly Periods; PROVIDED, HOWEVER, that with respect to the first three Monthly Periods, the Quarterly Excess Spread Percentage shall be 5%.

"RAPID AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the Pay Out Commencement Date (other than a Pay Out Commencement Date resulting solely from a Regulated Amortisation Trigger Event) and ending on the earlier to occur of (a) the Series 05-1 Termination Date and (b) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

"RATING AGENCIES" shall mean Moody's and Standard & Poor's and "RATING AGENCY" shall mean any one of them;

"RATING AGENCY CONDITION" shall mean the notification in writing by each Rating Agency to the Transferor, the Servicer and the Receivables Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of any outstanding Associated Debt with respect to which it is a Rating Agency;

"REALLOCATED CLASS B PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class B Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.17 in an amount not to exceed the product of:

(a) the Class B Investor Allocation with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class B Investor Interest after giving effect to any unreinstated Class B Investor Charge-Offs as of such Transfer Date;

"REALLOCATED CLASS C PRINCIPAL COLLECTIONS" shall mean, with respect to any Transfer Date, Principal Collections calculated by reference to the Class C Investor Interest but which are to be applied as Finance Charge Collections in accordance with Clause 5.16 in an amount not to exceed the product of:

(a) the Class C Investor Allocation with respect to the Monthly Period relating to such Transfer Date; and

(b) the Investor Percentage with respect to the Monthly Period relating to such Transfer Date; and

(c) an amount equal to the aggregate amount of Principal Collections with respect to the Monthly Period relating to such Transfer Date,

PROVIDED, HOWEVER, that such amount shall not exceed the Class C Investor Interest after giving effect to any unreinstated Class C Investor Charge-Offs as of such Transfer Date;

"RECORD DATE" shall mean, with respect to any Distribution Date (including, for the avoidance of doubt, any Distribution Date) and any Transfer Date, the last Business Day of the preceding Monthly Period;

"REGULATED AMORTISATION PERIOD" shall mean the Amortisation Period commencing on the occurrence of a Regulated Amortisation Trigger Event and ending on the earlier to occur of (a) the commencement of the Rapid Amortisation Period; and
(b) the Series 05-1 Termination Date;

"REGULATED AMORTISATION TRIGGER EVENT" shall have the meaning specified in Part 7 of the Schedule;

"RELATED DEBT" shall mean the Series 05-1 MTN Certificate;

"REQUIRED ACCUMULATION FACTOR NUMBER" shall be equal to a fraction, rounded up to the nearest whole number the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Designated Accounts for the 12 months preceding the date of such calculation;

"REQUIRED RESERVE AMOUNT" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to

(a)    0.5% of the Class A Investor Interest; or

(b)    any other amount designated by the Transferor Beneficiary,

PROVIDED, HOWEVER, that if such designation is of a lesser amount, the Transferor Beneficiary shall (i) provide the Trust Cash Manager and the Receivables Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Receivables Trustee a certificate of an authorised officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor Beneficiary, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect of Series 05-1 PROVIDED, FURTHER, HOWEVER, that no such designation shall be effective without the prior written agreement of all the other Beneficiaries;

"REQUIRED SPREAD ACCOUNT AMOUNT" will be determined on each Determination
Date, and shall mean the product of (i) the Spread Account Percentage in effect on such date and (ii) during (A) the Revolving Period or the Controlled Accumulation Period, the Adjusted Investor Interest, and (B) the Regulated Amortisation Period or the Rapid Amortisation Period, the Adjusted Investor Interest as of the last day of the Revolving Period or, as the case may be, Controlled Accumulation Period; PROVIDED, that in no event will the Required Spread Account Amount exceed the Class C Debt Amount (after taking into account any payments to be made on the related Distribution Date);

"RESERVE ACCOUNT" shall have the meaning specified in Clause 5.22(a)(i);

"RESERVE ACCOUNT FUNDING DATE" shall mean the Transfer Date which occurs not later than the earliest of:

(a) the Transfer Date with respect to the Monthly Period which commences 3 months prior to the commencement of the Controlled Accumulation Period;

(b) the first Transfer Date for which the Portfolio Adjusted Yield is less than 0.5%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 12 months prior to the commencement of the Controlled Accumulation Period;

(c) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.0%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 6 months prior to the commencement of the Controlled Accumulation Period; or

(d) the first Transfer Date for which the Portfolio Adjusted Yield is less than 1.8%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date which commences 4 months prior to the commencement of the Controlled Accumulation Period;

"RESERVE ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date, on or after the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Amount;

"RESERVE DRAW AMOUNT" shall have the meaning specified in Clause 5.22(c);

"RESERVE INVESTMENT PROCEEDS" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date;

"REVOLVING PERIOD" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date;

"SCHEDULE" shall mean the Schedule to the Supplement;

"SECURITY TRUSTEE" means The Bank of New York in its capacity as Security Trustee under the Security Trust Deed and MTN Cash Management Agreement;

"SERIES PRINCIPAL SHORTFALL" shall mean with respect to any Transfer Date, the excess, if any, of:

(a)    (i)    with respect to any Transfer Date during the Controlled
              Accumulation Period or the Regulated Amortisation Period, the
              Controlled Deposit Amount for such Transfer Date; and

       (ii) with respect to any Transfer Date during the Rapid Amortisation Period, the Investor Interest

OVER

(b) the Investor Principal Collections for the related Monthly Period minus the Reallocated Class B Principal Collections and Reallocated Class C Principal Collections for such Transfer Date;

"SERIES SERVICING FEE PERCENTAGE" shall mean 0.75% or such other percentage agreed between the Investor Beneficiary and the Servicer to apply whilst Barclaycard is the Servicer pursuant to Clause 2.2(a) of the Beneficiaries Servicing Agreement;

"SERIES TRUST CASH MANAGEMENT FEE" means (pound)6,000 per annum;

"SERIES 05-1 ASSOCIATED DEBT PROSPECTUS" shall mean the approved listing particulars of the Associated Debt dated [*] June 2005 for a listing on the London Stock Exchange and the final prospectus of the Associated Debt dated [*] June 2005 as filed with the Securities and Exchange Commission of the United States pursuant to Rule 424(b)(4) promulgate under the United States Securities Act of 1933, as amended;

"SERIES 05-1 DISTRIBUTION ACCOUNT" shall mean a bank account in the name of the Series 05-1 Investor Beneficiary to be used for the purpose of receiving amounts distributable to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1, Class A2, Class B and Class C from the Receivables Trust;

"SERIES 05-1 EXTRA AMOUNT" means,

(a) for any Transfer Date where the Series 05-1 Investor Interest is less than or equal to (pound)250,000,000, an amount equal to the product of
       (i) a fraction, the numerator of which is the actual number of days in the Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (ii) 0.02 per cent., and (iii) the Series 05-1 Investor Interest, determined as of the Record Date preceding such Transfer Date; or

(b) for any Transfer Date where the Series 05-1 Investor Interest is greater than (pound)250,000,000, an amount equal to the aggregate of A plus B, where

       "A" is an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (b) 0.02 percent., and (c) (pound)250,000,000; and

       "B" is an amount equal to the product of (a) a fraction, the numerator of which is the actual number of days in the Calculation Period with respect to the related Distribution Date and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (b) 0.002 per cent., and (c) the amount by which the Series 05-1 Investor Interest exceeds (pound)250,000,000, determined as of the Record Date preceding such Transfer Date;

"SERIES 05-1 INVESTOR BENEFICIARY" means the entity in which the Series 05-1 Investor Beneficiary Interest is vested pursuant to this Supplement, being Barclaycard Funding PLC;

"SERIES 05-1 ISSUER" means Gracechurch Card Funding (No.5) PLC as Issuer of the Associated Debt and its successors and assigns as holder of the Related Debt;

"SERIES 05-1 MTN CERTIFICATE" means the medium term note issued by the MTN Issuer in respect of Series 05-1 on [*] June 2005;

"SERIES 05-1 PAY OUT EVENT" shall have the meaning specified in Part 7 of the Schedule;

"SERIES 05-1 RELEVANT DOCUMENTS" shall have the meaning specified in Clause 10
(b)(i) of the Supplement;

"SERIES 05-1 SCHEDULED REDEMPTION DATE" shall mean the Distribution Date falling in June 2006;

"SERIES 05-1 TERMINATION DATE" shall mean the earlier to occur of (a) the Distribution Date on which the Investor Interest is reduced to zero, or (b) the Distribution Date falling in June 2010;

"SHARED PRINCIPAL COLLECTIONS" shall mean either;

(a) the amount allocated to the Investor Beneficiaries which may be applied to the Series Principal Shortfall with respect to other Applicable Series in Group One; or

(b) the amounts allocated to other Applicable Series in Group One which the applicable supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to Series 05-1;

"SPREAD ACCOUNT" shall have the meaning specified in Clause 5.19(a)(i);

"SPREAD ACCOUNT PERCENTAGE" shall be determined as follows: (i) if the Quarterly Excess Spread Percentage on such Determination Date is greater than
4.5 per cent. the Spread Account Percentage for such Determination Date shall be 0.0 per cent.; (ii) if the Quarterly Excess Spread Percentage on such Determination Date is greater than 4.0 per cent. but less than or equal to 4.5 per cent., the Spread Account Percentage on such Determination Date shall be
1.0 per cent.; (iii) if the Quarterly Excess Spread Percentage on such Determination Date is greater than 3.5 per cent. but less than or equal to 4.0 per cent., the Spread Account Percentage on such Determination Date shall be
1.5 per cent.; (iv) if the Quarterly Excess Spread Percentage on such Determination Date is greater than 3.0 per cent. but less than or equal to 3.5 per cent., the Spread Account Percentage on such Distribution Date shall be 2.0 per cent.; and (v) if the Quarterly Excess Spread Percentage on such Determination Date is equal to or less than 3.0 per cent., the Spread Account Percentage for such Determination Date shall be 2.5 per cent.;

"SPREAD ACCOUNT SURPLUS" shall mean, with respect to any Transfer Date, the amount, if any, by which the Available Spread Account Amount exceeds the Required Spread Account Amount;

"SUPPLEMENT" shall mean this Series 05-1 Supplement;

"SWAP AGREEMENT" shall mean the Class A1 Swap Agreement, Class A2 Swap Agreement, Class B Swap Agreement and Class C Swap Agreement, each dated on or about the Closing Date and each between the Series 05-1 Issuer, the Swap Counterparty and the Note Trustee, which provides for certain receipts of the Series 05-1 Issuer under and/or in respect of the

Related Debt denominated in sterling to be converted into dollars, and vice versa by the Swap Counterparty and for certain other payments to be made in dollars by the Swap Counterparty and in dollars by the Series 05-1 Issuer;

"SWAP COUNTERPARTY" shall mean Barclays Bank PLC in its capacity as counterparty in respect of the Swap Agreement and its successors and assigns;

"TOTAL WITHDRAWAL AMOUNT" shall have the meaning specified in Clause 5.19(a)(iv)(B)(1);

"TRANSFER DATE" for the purposes of this Supplement, is the same date as each Distribution Date;

"TRUSTEE PAYMENT AMOUNT" means the Class A1 Trustee Payment Amount, the Class A2 Trustee Payment Amount, the Class B Trustee Payment Amount and the Class C Trustee Payment Amount or any of them as the context requires;

"UNAVAILABLE PRINCIPAL COLLECTIONS" shall mean the aggregate amount of Unavailable Investor Principal Collections and Unavailable Transferor Principal Collections credited to the Principal Collections Ledger;

"UNAVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS" shall have the meaning specified in Clause 5.05(e)(i).

                                   PART 2

         SERVICING COMPENSATION AND ALLOCATION OF ACQUIRED INTERCHANGE

SERVICING COMPENSATION

(a)    (i)    On each Transfer Date, the Receivables Trustee shall allocate to the Beneficiaries constituting Series 05-1 from amounts credited to the Finance Charge Collections Ledger for Series 05-1 amounts to enable such Beneficiaries to meet payments of Investor
              Servicing Fee to the Servicer pursuant to Clause 2.2(b) of the Beneficiaries Servicing Agreement in the amounts and in the circumstances set out below PROVIDED, HOWEVER, that, to the extent not otherwise paid by the Beneficiaries constituting
              Series 05-1 pursuant to Clause 2.2(b) of the Beneficiaries
              Servicing Agreement, the Receivables Trustee shall utilise such amounts credited to the Finance Charge Collections Ledger to which the Beneficiaries constituting Series 05-1 are beneficially entitled in meeting on behalf of such Beneficiaries the share of the Servicing Fee allocable to Series 05-1 with respect to such Transfer Date (the "INVESTOR SERVICING FEE") being an amount equal to the sum of one-twelfth of the product of (1) the Series
              Servicing Fee Percentage and (2) the Adjusted Investor Interest as of the last day of the Monthly Period preceding such Transfer
              Date (such amount to be inclusive of VAT thereon, if any)
              PROVIDED, HOWEVER, that with respect to the first Transfer Date after the date of execution of the Series 05-1 Supplement, the Investor Servicing Fee shall be equal to (pound)735,699.04 (such amount to be inclusive of VAT thereon, if any).

       (ii) The portion of the Series 05-1 Investor Servicing Fee allocable to the Series 05-1 Investor Beneficiary in respect of the Class A1 Investor Interest and the Class A2 Investor Interest with respect to any Transfer Date (the "CLASS A1 SERVICING FEE" and the "CLASS A2 SERVICING FEE", respectively and, together, the "CLASS A SERVICING FEE") shall be equal to one-twelfth of the product of (a) the aggregate of the Class A1 Floating Allocation and the Class A2 Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

       (iii) The portion of the Series 05-1 Investor Servicing Fee allocable to the Series 05-1 Investor Beneficiary in respect of the Class B Investor Interest with respect to any Transfer Date (the "CLASS B SERVICING FEE") shall be equal to one-twelfth of the product of
              (a) the Class B Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

       (iv) The portion of the Series 05-1 Investor Servicing Fee allocable to the Series 05-1 Investor Beneficiary in respect of the Class C Investor Interest with respect to any Transfer Date (the "CLASS C SERVICING FEE") shall be equal to one-twelfth of the product of
              (a) the Class C Floating Allocation, (b) the Series Servicing Fee Percentage and (c) the Adjusted Investor Interest as of the last day of the prior Monthly Period (such amount to be inclusive of VAT thereon, if any).

(b) Except as specifically provided in paragraph (a) of this Part 2 above, the Servicing Fee not allocated to Series 05-1 shall be paid out of the cash flows from the Receivables Trust allocated to the Transferor Beneficiary or other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receivables Trust, the Receivables Trustee or the Series 05-1 Investor Beneficiary be liable therefor. The Servicing Fee allocable to Series 05-1 will be payable as follows:

       (i) the Class A1 Servicing Fee and the Class A2 Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

       (ii) the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

       (iii) the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

ALLOCATION OF ACQUIRED INTERCHANGE

(a) Following the Transferor having notified the Receivables Trustee and the Trust Cash Manager, on or prior to each Transfer Date of the amount of Acquired Interchange for the Monthly Period preceding such Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the amount of such Acquired Interchange allocable to Series 05-1 with respect to such Monthly Period, as described in this Clause as follows:

       (i) such amount of Acquired Interchange allocable to Series 05-1 shall be equal to the products of (A) the total amount of Acquired Interchange paid or payable to the Transferor with respect to such Monthly Period and (B) the Floating Investor Percentage; and

       (ii) on each Transfer Date, following the Transferor having paid the amount of the Acquired Interchange to the Receivables Trustee, the Receivables Trustee acting on the advice of the Trust Cash Manager shall credit to the Finance Charge Collections Ledger, in immediately available funds, the amount of Acquired Interchange allocable to Series 05-1 with respect to the preceding Monthly Period.

                                   PART 3

   TRUST CASH MANAGEMENT COMPENSATION AND ALLOCATION OF ACQUIRED INTERCHANGE

TRUST CASH MANAGEMENT COMPENSATION

(a) On each Transfer Date, the Receivables Trustee shall, to the extent not otherwise paid by the Beneficiaries constituting Series 05-1 pursuant to Clause 9(e) of the Supplement, be entitled to utilise such amounts credited to the Finance Charge Collections Ledger to which the Beneficiaries constituting Series 05-1 are beneficially entitled in meeting payments of the Investor Trust Cash Management Fee to the Receivable Trustee to fund payments by the Receivables Trustee of the Trust Cash Management Fee to the Trust Cash Manager pursuant to Clause
       9.2 of the Trust and Cash Management Agreement in the amounts and in the circumstances set out below:

       (i) the portion of the Trust Cash Management Fee allocable to Series 05-1 with respect to such Transfer Date (the "INVESTOR TRUST CASH MANAGEMENT FEE") shall be equal to one-twelfth of the Series Trust Cash Management Fee (such amount to be inclusive of VAT thereon, if any) Provided, however, that with respect to the first Transfer Date after the execution of the Series 05-1 Supplement, the Investor Trust Cash Management Fee shall be (pound)936.99 (such amount to be inclusive of VAT thereon if any);

       (ii) the Investor Trust Cash Management Fee shall be calculated as notionally referable to the Class A Investor Interest (pro rata and pari passu as between the Class A1 Investor Interest and the Class A2 Investor Interest in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer
              Date), or if the Class A Investor Interest is zero, the Class B Investor Interest, or if the Class B Investor Interest is zero, the Class C Investor Interest.

       Any payments made pursuant to or by reference to this paragraph (a) shall satisfy the obligations of the Series 05-1 Investor Beneficiary to make payments to the Receivables Trustee in respect of Series 05-1 as set out in Clause 9(e) of this Supplement.

(b) Except as specifically provided in paragraph (a) of this Part 3 above, the Trust Cash Management Fee not allocated to Series 05-1 shall be paid out of the cash flows from the Receivables Trust allocated to the Transferor or other Applicable Series (as provided in the related Supplements), and for the avoidance of doubt, in no event shall the Receiavbles Trust, the Receivables Trustee or Series 05-1 be liable therefor to any further extent. The Trust Cash Management Fee allocable to Series 05-1 will be payable as follows:

       (i) if the Class A Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof (pro rata and pari passu as between the Class A1 Investor Interest and the Class A2 Investor Interest in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) pursuant to Clause 5.10(a)(iv) and Clause 5.15(a) (after taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);

       (ii) if the Class A Investor Interest is zero and the Class B Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(iii) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

       (iii) if the Class A Investor Interest and the Class B Investor Interest are zero and the Class C Investor Interest is greater than zero, then solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(ii).

(c) Notwithstanding any other provision of this Supplement or the Trust and Cash Management Agreement, in the event that any part of the Investor Trust Cash Management Fee is treated for VAT purposes as the consideration for a supply of services by the Receivables Trustee to the Series 05-1 Investor Beneficiary which is subject to the reverse charge provided for under section 8 of the Value Added Tax Act 1994, the amount of such Investor Trust Cash Management Fee shall be reduced to such amount as, with the addition of the amount of VAT for which the Series 05-1 Investor Beneficiary is liable to account to H M Customs & Excise, shall equal the original amount of such Investor Trust Cash Management Fee, and the Receivables Trustee shall pay the amount of the reduction to H M Customs & Excise on behalf of the Series 05-1 Investor Beneficiary to meet such liability to account for such amount of VAT.

                                   PART 4

                             TRUSTEE PAYMENT AMOUNT

TRUSTEE PAYMENT AMOUNT

(a) On each Transfer Date the Receivables Trustee shall (to the extent that such amounts are not paid by the Beneficiaries from other sources pursuant to Clause 7.15) utilise the beneficial entitlement of the Series 05-1 Investor Beneficiary to amounts credited to the Finance Charge Collections Ledger in meeting the Aggregate Trustee Payment Amount as contemplated pursuant to Clause 7.15 of the Trust and Cash Management Agreement in the amounts and in the circumstances set out below:

       (i) the portion of the Aggregate Trustee Payment Amount allocable to Series 05-1 with respect to such Transfer Date (the "INVESTOR TRUSTEE PAYMENT AMOUNT") shall be equal to the aggregate of the proportion of each Trustee Payment Amount which relates to Series 05-1 (the proportion of each Trustee Payment Amount allocable to Series 05-1 being equal to the product of (1) a fraction, the numerator of which is the Investor Interest as of the last day of the Monthly Period preceding such Transfer Date and the denominator of which is the aggregate of the Investor Interests of each Series in respect of which such aggregate Trustee Payment Amount was incurred and (2) each relevant Trustee Payment Amount as has been certified to the Trust Cash Manager by the end of any Monthly Period as being accrued due and payable in respect of such Monthly Period);

       (ii) the portion of the Investor Trustee Payment Amount allocable to the Class A1 Investor Interest (the "CLASS A1 TRUSTEE PAYMENT AMOUNT") and the portion of the Investor Trustee Payment Amount allocable to the Class A2 Investor Interest (the "CLASS A2 TRUSTEE PAYMENT AMOUNT", and together with the Class A1 Investor Interest, the "CLASS A TRUSTEE PAYMENT AMOUNT") shall, in aggregate, be equal to the product of (A) the Class A Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date;

       (iii) the portion of the Investor Trustee Payment Amount allocable to the Class B Investor Interest (the "CLASS B TRUSTEE PAYMENT AMOUNT") shall be equal to the product of (A) the Class B Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date; and

       (iv) the portion of the Investor Trustee Payment Amount allocable to the Class C Investor Interest (the "CLASS C TRUSTEE PAYMENT") shall be equal to the product of (A) the Class C Floating Allocation and (B) the Investor Trustee Payment Amount for such Transfer Date.

(b) Except as specifically provided in paragraph (a) of this Part 4 above, the Aggregate Trustee Payment Amount not allocated to Series 05-1 shall be paid out of the cash flows from the Receivables Trust allocated to other Applicable Series (as provided in the related Supplements), and, for the avoidance of doubt, in no event shall the Receivables

       Trust or Series 05-1 be liable therefor. The Aggregate Trustee Payment Amount allocable to Series 05-1 will be payable as follows:

       (i) the Class A Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(a)(i) and (ii) and Clause 5.15(a) (taking into account Reallocated Class B Principal Collections and Reallocated Class C Principal Collections);
       (ii) the Class B Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(b)(i) and Clause 5.15(c) (taking into account Reallocated Class C Principal Collections); and

       (iii) the Class C Trustee Payment Amount shall be payable to the Receivables Trustee solely to the extent amounts are available for distribution in respect thereof pursuant to Clause 5.10(c)(i)

(c) Notwithstanding any other provision of this Supplement or the Trust and Cash Management Agreement, in the event that any part of the Trustee Payment Amount is treated for VAT purposes as the consideration for a supply of services by the Receivables Trustee to the Series 05-1 Investor Beneficiary which is subject to the reverse charge provided for under section 8 of the Value Added Tax Act 1994, the amount of such shall be reduced to such amount as, with the addition of the amount of VAT for which the Series 05-1 Investor Beneficiary is liable to account to H M Customs & Excise, shall equal the original amount of such Trustee Payment Amount and the Receivables Trustee shall pay the amount of the reduction to H M Customs & Excise on behalf of the Series 05-1 Investor Beneficiary to meet such liability to account for such amount of VAT.

                                   PART 5

        ADDITION TO CLAUSE 5 OF THE TRUST AND CASH MANAGEMENT AGREEMENT

ALLOCATION AND APPLICATION OF COLLECTIONS

5.04   RIGHTS OF ADDITIONAL BENEFICIARY TO COLLECTIONS

(a) The Series 05-1 Investor Beneficiary, shall be beneficially entitled, in the amounts specified herein, to that portion of Principal Collections and Finance Charge Collections allocated to the Series 05-1 Investor Beneficiary together with funds on deposit in the Trust Accounts, which are expressly segregated for such Series 05-1 Investor Beneficiary Interest.

(b) In certain circumstances Collections constituting Trust Property to which the Series 05-1 Investor Beneficiary is beneficially entitled will be for the purposes of calculation treated as referable to:

       (i) Class A1 and Class A2 pro rata and pari passu (in the proportion that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on the date of any such calculation);

       (ii) Class B on a subordinated basis to the calculation for allocation of Collections constituting Trust Property to Class A1 and
              Class A2 on a pro rata and pari passu basis (in the proportion that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on the date of any such calculation); and

       (iii) Class C on a subordinated basis to the calculation for allocation of Collections constituting Trust Property to Class A1 and Class A2 on a pro rata and pari passu basis (in the proportion that the Class A1 Investor Interest and the Class A2 Investor
              Interest bear, respectively, to the Class A Investor Interest on the date of any such calculation) and Class B.

5.05   ALLOCATIONS

(a)    ALLOCATIONS DURING THE REVOLVING PERIOD

       During the Revolving Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account allocate to Series 05-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

       (i) credit to the Finance Charge Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10.

       (ii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly in accordance with Clause 5.11(a)(i) and then in accordance with Clause 5.06(a);

       (iii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, secondly in accordance with Clause 5.11(a)(i) and then in accordance with Clause 5.06(a); and

       (iv) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the aggregate of the Class A1 Investor Allocation and the Class A2 Investor Allocation on the Date of Processing of such Principal Collections, (B) the Floating Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed in respect of Principal Receivables on such Date of Processing, first to be utilised in accordance with Clause 5.11(a)(i) and then to be applied in accordance with Clause 5.06(a), PROVIDED, HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be available to be utilised as Investor Cash Available for Acquisition on such date.

(b)    ALLOCATIONS DURING THE CONTROLLED ACCUMULATION PERIOD

       During the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account, allocate to Series 05-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

       (i) credit to the Finance Charge Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

       (ii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

       (iii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

       (iv) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class A1 Investor Allocation plus the Class A2 Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections, and (C) the aggregate amount of Principal Collections processed on such Date of Processing, first, to be retained to the extent it is required to be utilised in accordance with Clause 5.11(b)(i) to (viii) on the next Transfer Date and, then, to be applied in accordance with Clause 5.06(b) PROVIDED, HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be utilised as Investor Cash Available for Acquisition on such date; and

       (v) in the event that the amount credited to the Principal Collections Ledger (identified for Series 05-1) during any Monthly Period less the amount of Investor Cash Available for Acquisition calculated pursuant to Clause 5.05(b)(iv) exceeds the sum of (A) the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any deposits to be made into the Principal Funding Account or any amounts credited to the Class B Distribution Ledger or the Class C Distribution Ledger, any Investor Charge-Offs and any other adjustments to the Investor Interest in each case on the Transfer Date with respect to such Monthly Period) and (B), without duplication of (A) above, any Reallocated Class B Principal Collections and any Reallocated Class C Principal Collections relating to the Monthly Period in which such amounts are credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause 5.2(f)(i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(b)(v) with respect to any Relevant Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(b)(v) be greater than the Transferor Interest on such Relevant Date.

(c)    ALLOCATIONS DURING THE REGULATED AMORTISATION PERIOD

       During the Regulated Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account, allocate to Series 05-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

       (i) credit to the Finance Charge Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

       (ii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

       (iii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, secondly, in accordance with Clause 5.11(b)(i) to (viii) and then in accordance with Clause 5.06(b);

       (iv) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class A1 Investor Allocation plus the Class A2 Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing, first, to be retained to the extent it is required to be utilised in accordance with Clause 5.11(b)(i) to (viii) on the next Transfer Date and, then, to be applied in accordance with Clause 5.06(b) PROVIDED, HOWEVER, that only amounts credited to the Principal Collections Ledger after the Daily Principal Shortfall is satisfied shall be utilised as Investor Cash Available for Acquisition on such date; and

       (v) in the event that the amount credited to the Principal Collections Ledger (identified for Series 05-1) during any Monthly Period less the amount of

              Investor Cash Available for Acquisition calculated pursuant to Clause 5.05(c)(iv) exceeds the sum of (A) the Adjusted Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any amounts credited to the Class A1 Distribution Ledger, the Class A2 Distribution Ledger, the Class B Distribution Ledger or the Class C Distribution Ledger, any Investor Charge-Offs and any other adjustments to the Investor Interest in each case on the Transfer Date with respect to such Monthly Period) and (B), without duplication of (A) above, any Reallocated Class B Principal Collections and any Reallocated Class C Principal Collections relating to the Monthly Period in which such amounts are credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause 5.2(f)(i)B of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(c)(v) with respect to any Relevant Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(c)(v) be greater than the Transferor Interest on such Relevant Date.

(d)    ALLOCATIONS DURING THE RAPID AMORTISATION PERIOD

       During the Rapid Amortisation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall, prior to the close of business on the Relevant Date on which amounts are deposited in the Trustee Collection Account, allocate to Series 05-1 and credit to the relevant ledgers in the Trustee Collection Account the following amounts as set out below:

       (i) credit to the Finance Charge Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Finance Charge Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing to be applied in accordance with Clause 5.10;

       (ii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class C Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, secondly, in accordance with Clause 5.11(b)(i) to (viii);

       (iii) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class B Investor Allocation on the Date of

              Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.16, and secondly, in accordance with Clause 5.11(b)(i) to (viii);

       (iv) credit to the Principal Collections Ledger (identified for Series 05-1) an amount equal to the product of (A) the Class A1 Investor Allocation plus the Class A2 Investor Allocation on the Date of Processing of such Principal Collections, (B) the Fixed Investor Percentage on the Date of Processing of such Principal Collections and (C) the aggregate amount of Principal Collections processed on such Date of Processing to be applied on each Transfer Date first in accordance with Clause 5.17, and secondly, in accordance with Clause 5.11(b)(i) to (viii); and

       (v) in the event that the amount credited to the Principal Collections Ledger (identified for Series 05-1) during any Monthly Period exceeds the sum of (A) the Investor Interest as of the close of business on the last day of the prior Monthly Period (taking into account any amounts credited to the Class A1 Distribution Ledger, the Class A2 Distribution Ledger, Class B Distribution Ledger and Class C Distribution Ledger on the Transfer Date relating to such Monthly Period, any related Investor Charge-Offs and any other adjustments to the Investor Interest on such related Transfer Date with respect to such Monthly Period) and (B) any Reallocated Class B Principal Collections and Reallocated Class C Principal Collections relating to the Monthly Period in which such amount is credited then the Receivables Trustee acting on the advice of the Trust Cash Manager shall utilise such amount in accordance with Clause 5.2(f)(i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.05(d)(v) with respect to any Relevant Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Relevant Date is greater than zero (after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Relevant Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.05(d)(v) be greater than the Transferor Interest on such Relevant Date.

(e)    UNAVAILABLE PRINCIPAL COLLECTIONS

       (i) Any Principal Collections not paid to the Transferor Beneficiary because of the limitations contained in Clauses 5.05(b)(v), 5.05(c)(v) and 5.05(d)(v) ("UNAVAILABLE TRANSFEROR PRINCIPAL COLLECTIONS") shall be allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated as referable (on a pro rata and pari passu basis in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the

              Class A Investor Interest on the day of any such calculation) to Class A1 and Class A2 or (as the case may be) Series 05-1 and shall remain credited to the Principal Collections Ledger (identified for the benefit of Class A or (as the case may be) Series 05-1 as Unavailable Principal Collections).

       (ii) For each Transfer Date with respect to the Controlled Accumulation Period, the Regulated Amortisation Period, or the Rapid Amortisation Period, any Unavailable Principal Collections which have arisen to paragraph 5.05(e)(i) above and which are credited to the Principal Collections Ledger and identified for the benefit of Class A1 and Class A2 or (as the case may be) Series 05-1 on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Clause 5.11(b) on such Transfer Date.

       (iii) Any Unavailable Investor Principal Collections, arising during the Revolving Period shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary on any Business Day when, and only to the extent that, the Transferor Interest on such Business Day is greater than zero as set out in Clause 5.2(f)(i)(c) of the Declaration of Trust and Trust Cash Management Agreement and until such time shall represent Unavailable Principal Collections identified for the Transferor Beneficiary.

       (iv) For the avoidance of doubt, following any allocation of Unavailable Principal Collections to any Beneficiary, such Unavailable Principal Collections so allocated shall in no circumstances be reallocated to any other Beneficiary.

(f)    CREDITS TO LEDGERS

       With respect to Series 05-1, and notwithstanding anything in the Trust and Cash Management Agreement or this Supplement to the contrary, the Trust Cash Manager will only be required to make credits in the relevant ledger in the Trustee Collection Account in respect of Collections deposited in the Trustee Collection Account up to the required amount to be credited to any such ledger.

(g)    APPROPRIATION OF FEES

       Where the amounts of Finance Charge Collections which fall to be allocated between the Beneficiaries in respect of any Transfer Date comprise any amount (the "FEE AMOUNT") in respect of Annual Fees, Transaction Fees or Special Fees and on such Transfer Date any amount (the "DEPOSIT AMOUNT") is required to be deposited in the Reserve Account pursuant to Clause 5.15(j) or the Spread Account pursuant to Clause 5.15(k), amounts representing the fee amount shall be treated as being appropriated to the deposit amount after all other applications of such Finance Charge Collections PROVIDED THAT this Clause 5.05(g) shall have no effect on the allocation of any amounts between the Beneficiaries.

5.06   INVESTOR CASH AVAILABLE FOR ACQUISITION

(a)    INVESTOR CASH AVAILABLE FOR ACQUISITION DURING THE REVOLVING PERIOD

       During the Revolving Period immediately following the allocations in Clause 5.05(a) and on the Closing Date the Receivables Trustee shall regard as Investor Cash Available for Acquisition ("INVESTOR CASH AVAILABLE FOR ACQUISITION") (avoiding any double-counting) each of (i) the amounts paid to the Trustee Acquisition Account on the Closing Date pursuant to Clause 3(b) of the Supplement, (ii) the aggregate amount credited to the Principal Collections Ledger pursuant to Clause 5.05(a)(iv) which has been identified to be so applied and (iii) on each Transfer Date during the Revolving Period, the amount to be treated as Investor Cash Available for Acquisition pursuant to Clause 5.11(a)(ii). Such Investor Cash Available for Acquisition shall be utilised as follows:

       (i) by allocating such amounts to the Series 05-1 Investor Beneficiary to the extent required to enable the Series 05-1 Investor Beneficiary to fund the Receivables Trustee in making payments to the Transferor in respect of any Offer the Receivables Trustee has determined to accept pursuant to Clause 5.2(c)(i) or in respect of Future Receivables pursuant to Clause 5.2(c)(ii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii), PROVIDED, HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the amount payable to the Transferor which is in respect of Ineligible Receivables;

       (ii) to the extent any Investor Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to (i) above, to be allocated to the Transferor Beneficiary in order to increase the proportion of the beneficial interest of the Investor Beneficiary in the Eligible Receivables Pool and to decrease the proportion of the beneficial interest of the Transferor Beneficiary in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii); and

       (iii) the balance, if any, following the utilisation referred to in (i) and (ii) above will be allocated to the Series 05-1 Investor Beneficiary Interest in the manner set out in provisos (A) and
              (B) below and will remain credited to the Principal Collections Ledger as Investor Cash Available for Acquisition to be utilised on the next and following Business Days

       PROVIDED, however, that:

              (A) in the event that the aggregate Investor Cash Available for Acquisition of all Applicable Series (including Series 05-1) exceeds on any Relevant Date the aggregate of (A) amounts payable to the Transferor on such Relevant Date by way of Purchase Price or pursuant to Clause 5.1 of the RSA; and (B) the Transferor Interest on such Relevant Date then the amount of the Investor Cash Available for Acquisition of Series 05-1 to be utilised on such day pursuant to paragraphs (i) and (ii) above shall be reduced by an amount equal to the product of (X) a fraction, the numerator of which is the Investor Cash Available for Acquisition of Series 05-1 and the denominator of which is the aggregate Investor Cash

                     Available for Acquisition of each Applicable Series (including Series 05-1) and (Y) the amount of the excess identified above; and

              (B) any Investor Cash Available for Acquisition not utilised during any Monthly Period shall be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on the date of any such calculation) Class A1 and Class A2 to the extent that the Class A Adjusted Investor Interest is greater than zero and thereafter to Class B to the extent that the Class B Adjusted Investor Interest is greater than zero and thereafter to Class C but shall, subject to Clause 5.06(c), be utilised in accordance with this Clause 5.06(a) on the next and following Business Days.

(b) INVESTOR CASH AVAILABLE FOR ACQUISITION DURING THE CONTROLLED ACCUMULATION PERIOD OR THE REGULATED AMORTISATION PERIOD

       During the Controlled Accumulation Period immediately following the allocations in Clause 5.05(b) or during the Regulated Amortisation Period immediately following the allocations in Clause 5.05(c) the Receivables Trustee shall regard as Investor Cash Available for Acquisition (avoiding any double-counting) each of (i) the aggregate amount credited to the Principal Collections Ledger pursuant to (during the Controlled Accumulation Period) Clause 5.05(b)(iv) or (during the Regulated Amortisation Period) Clause 5.05(c)(iv) which has been identified to be so applied and (ii) on each Transfer Date during the Controlled Accumulation Period or the Regulated Amortisation Period the amount to be treated as Investor Cash Available for Acquisition pursuant to Clause 5.11(b)(ix) (which have been identified to be so applied). Such Investor Cash Available for Acquisition shall be utilised as follows:

       (i) by allocating such amounts to the Series 05-1 Investor Beneficiary Interests to the extent required to enable such Investor Beneficiaries to fund the Receivables Trustee in making payments to the Transferor in respect of any Offer the Receivables Trustee has determined to accept pursuant to Clause 5.2(c)(i) or in respect of Future Receivables pursuant to Clause 5.2(c)(ii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii) PROVIDED, HOWEVER, that no amount of Investor Cash Available for Acquisition shall be used to fund that portion of the amount payable to the Transferor which is in respect of Ineligible Receivables;

       (ii) to the extent any Investor Cash Available for Acquisition is not utilised in funding the Receivables Trustee pursuant to (i) above, to be allocated to the Transferor Beneficiary in order to increase the proportion of the beneficial interest of the Investor Beneficiaries in the Eligible Receivables Pool and to decrease the proportion of the beneficial interest of the Transferor Beneficiary in the Eligible Receivables Pool pro tanto pursuant to Clauses 3.3 and 5.2(c)(iii) and transferring such amounts to the Trustee Acquisition Account in accordance with Clause 5.2(b)(iii); and

       (iii) the balance, if any, following the utilisation referred to in (i) and (ii) above will be allocated to the Investor Beneficiaries in the manner set out in proviso (A) and (B) below and will remain credited to the Principal Collections Ledger as Investor Cash Available for Acquisition to be utilised in accordance with this Clause 5.06 on the next and following Business Days

       PROVIDED, however, that:

              (A) in the event that the aggregate Investor Cash Available for Acquisition of all Applicable Series (including Series 05-1) exceeds on any Relevant Date the aggregate of (aa) amounts payable to the Transferor on such Relevant Date by way of Purchase Price or pursuant to Clause 5.1 of the RSA; and (bb) the Transferor Interest on such Relevant Date, then the amount of the Investor Cash Available for Acquisition of Series 05-1 to be utilised on such day pursuant to paragraphs (i) and (ii) above shall be reduced by an amount equal to the product of (X) a fraction, the numerator of which is the Investor Cash Available for Acquisition of Series 05-1 and the denominator of which is the aggregate Investor Cash Available for Acquisition of each Applicable Series (including Series 05-1) and (Y) the amount of the excess identified above; and

               (B) any Investor Cash Available for Acquisition not utilised during any Monthly Period shall be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable (pro rata and pari passu in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on the date of any such calculation) to Class A1 and Class A2 to the extent that the Class A Adjusted Investor Interest is greater than zero and thereafter to Class B to the extent that the Class B Adjusted Investor Interest is greater than zero and thereafter to Class C but shall, subject to Clause 5.06(c), be utilised in accordance with this Clause 5.06(b) on the next and following Business Days.

(c)    INVESTOR CASH AVAILABLE FOR ACQUISITION DURING THE RAPID AMORTISATION
       PERIOD

       During the Rapid Amortisation Period no amounts will be identified as Investor Cash Available for Acquisition and amounts previously allocated to Series 05-1 Investor Beneficiary Interest and identified as Investor Cash Available for Acquisition but not utilised pursuant to Clauses 5.06(a) and (b) ("NON-UTILISED INVESTOR CASH AVAILABLE FOR ACQUISITION") will at the commencement of the Rapid Amortisation Period cease to be regarded as Investor Cash Available for Acquisition and shall be included as Available Investor Principal Collections for the Monthly Period in which the Rapid Amortisation Period commences for distribution to the Series 05-1 Investor Beneficiary Interest.

5.07    DETERMINATION OF MONTHLY REQUIRED EXPENSE AMOUNTS

(a) The amount required to be transferred and for the purposes of calculation treated as referable to Class A1 from the Finance Charge Collections Ledger in respect of each

       Transfer Date (the "CLASS A1 MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following:

       (i) an amount equal to the Class A1 Trustee Payment Amount plus any Class A1 Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

       (ii) a pro rata proportion (based upon the proportion of the Class A1 Investor Interest to the Class A Investor Interest) of the MTN Issuer Costs Amount; PLUS

       (iii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (B) the Class A1 Finance Rate and (C) the Class A1 Debt Amount as of the Record Date preceding such Transfer Date (such amount being the "CLASS A1 MONTHLY FINANCE AMOUNT"); PLUS

       (iv) an amount equal to the amount of any unpaid Class A1 Deficiency Amounts; PLUS

       (v) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year) times (2) the Class A1 Finance Rate, plus 2 per cent., and (B) the Class A1 Deficiency Amounts (if any) for the immediately preceding Distribution Date (the "CLASS A1 ADDITIONAL FINANCE AMOUNT"); PLUS

       (vi) a pro rata proportion (based upon the proportion of the Class A1 Investor Interest to the Class A Investor Interest) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, an amount equal to the a pro rata proportion (based upon the proportion of the Class A1 Investor Interest to the Class A Investor Interest) of the principal calculated as payable in accordance with the Expenses Loan Agreement, and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available in accordance with Clause 5.10(a).

(b) The amount required to be transferred and for the purposes of calculation treated as referable to Class A2 from the Finance Charge Collections Ledger in respect of each Transfer Date (the "Class A2 Monthly Required Expense Amount") shall be the aggregate of the following:

       (i) an amount equal to the Class A2 Trustee Payment Amount plus any Class A2 Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

       (ii) a pro rata proportion (based upon the proportion of the Class A2 Investor Interest to the Class A Investor Interest) of the MTN Issuer Costs Amount; PLUS

      (iii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (B) the Class A2 Finance Rate and (C) the Class A2 Debt Amount as of the Record Date preceding such Transfer Date (such amount being the "CLASS A2 MONTHLY FINANCE AMOUNT"); PLUS

       (iv) an amount equal to the amount of any unpaid Class A2 Deficiency Amounts; PLUS

       (v) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year) times (2) the Class A2 Finance Rate, plus 2 per cent., and (B) the Class A2 Deficiency Amounts (if any) for the immediately preceding Distribution Date (the "CLASS A2 ADDITIONAL FINANCE AMOUNT"); PLUS

       (vi) a pro rata proportion (based upon the proportion of the Class A2 Investor Interest to the Class A Investor Interest) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, an amount equal to the a pro rata proportion (based upon the proportion of the Class A2 Investor Interest to the Class A Investor Interest) of the principal calculated as payable in accordance with the Expenses Loan Agreement, and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available in accordance with Clause 5.10(a).

(c) The amount required to be transferred and for the purposes of calculation treated as referable to Class B from the Finance Charge Collections Ledger in respect of each Transfer Date (the "Class B Monthly Required Expense Amount") shall be the aggregate of the following amounts:

       (i) an amount equal to the Class B Trustee Payment Amount plus any Class B Trustee Payment Amounts remaining unpaid in respect of any previous Transfer Date; PLUS

       (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (B) the Class B Finance Rate, and (C) the Class B Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS B MONTHLY FINANCE AMOUNT"); PLUS

       (iii) an amount equal to the amount of any unpaid Class B Deficiency Amounts; PLUS

       (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), times (2) the Class B Finance Rate in relation to the relevant Calculation Period, plus 2 per cent., and (B) the Class B Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS B ADDITIONAL FINANCE AMOUNT"),

       and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(b).

(d) The amount required to be transferred and for the purposes of calculation treated as referable to Class C from the Finance Charge Collections Ledger in respect of each Transfer Date (the "CLASS C MONTHLY REQUIRED EXPENSE AMOUNT") shall be the aggregate of the following amounts:

       (i) an amount equal to the Class C Trustee Payment Amount plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date; PLUS

       (ii) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), (B) the Class C Finance Rate, and (C) the Class C Debt Amount determined as of the Record Date preceding such Transfer Date (the "CLASS C MONTHLY FINANCE AMOUNT"); PLUS

       (iii) an amount equal to the amount of any unpaid Class C Deficiency Amounts; PLUS

       (iv) an amount equal to an amount which, in respect of any Calculation Period, is equal to the product of (A) (1) a fraction, the numerator of which is the actual number of days in such Calculation Period and the denominator of which is 365 (or 366 in the case of any Calculation Period ending in a leap year), times (2) the Class C Finance Rate, plus 2 per cent. per annum, and (B) the Class C Deficiency Amounts (if any) on the immediately preceding Distribution Date (the "CLASS C ADDITIONAL FINANCE AMOUNT"),

       and on the related Transfer Date the Receivables Trustee shall deposit such funds, to the extent available, in accordance with Clause 5.10(c)(i) and Clause 5.15(f).

5.08   DETERMINATION OF MONTHLY PRINCIPAL AMOUNTS

(a) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class A1 (the "CLASS A1 MONTHLY PRINCIPAL AMOUNT"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Regulated Amortisation Period or the Rapid Amortisation Period, begins, shall be equal to the least of:

       (i) a pro rata proportion (based upon the proportion of the Class A1 Investor Interest to the Class A Investor Interest) the Available Investor Principal Collections credited to the Principal Collections Ledger on such Transfer Date;

       (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class A1 Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date; and

       (iii) the Class A1 Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(iii) and (iv) on such Transfer Date) prior to any amount being deposited into the Principal Funding Account on such day.

(b) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class A2 (the "CLASS A2 MONTHLY PRINCIPAL AMOUNT"), beginning with the Transfer Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Regulated Amortisation Period or the Rapid Amortisation Period, begins, shall be equal to the least of:

       (i) a pro rata proportion (based upon the proportion of the Class A2 Investor Interest to the Class A Investor Interest) the Available Investor Principal Collections credited to the Principal Collections Ledger on such Transfer Date;

       (ii) for each Transfer Date with respect to the Controlled Accumulation Period or the Regulated Amortisation Period prior to the Class A2 Scheduled Redemption Date, the Controlled Deposit Amount for such Transfer Date; and

       (iii) the Class A2 Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(iii) and (iv) on such Transfer Date) prior to any amount being deposited into the Principal Funding Account on such day.

(c) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class B (the "CLASS B MONTHLY PRINCIPAL AMOUNT"), commencing on the Class B Principal Commencement Date (after taking into account any payments to be made on the related Distribution
       Date), shall be an amount equal to the least of:

       (i) the Available Investor Principal Collections to the credit of the Principal Collections Ledger on such Transfer Date (MINUS the portion of such Available Investor Principal Collections applied to the Class A Monthly Principal Amount on such Transfer Date); and

       (ii) the Class B Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(ii), 5.13(b)(ii), 5.13(b)(iii) and 5.17(b) on
              such Transfer Date) prior to any deposit into the Principal Funding Account on such Transfer Date.

(d) The amount required to be transferred from the Principal Collections Ledger on each Transfer Date and for the purposes of calculation treated as referable to Class C (the "CLASS C MONTHLY PRINCIPAL AMOUNT"), commencing on the Class C Principal Commencement Date (after taking into account any payments to be made on the related Distribution
       Date) shall be an amount equal to the least of:

       (i) the Available Investor Principal Collections to the credit of the Principal Collections Ledger on such Transfer Date (MINUS the portion of such Available Investor Principal Collections applied to the Class A Monthly Principal Amount and the Class B Monthly Principal Amount on such Transfer Date); and

       (ii) the Class C Adjusted Investor Interest (after taking into account any adjustments to be made on such Transfer Date pursuant to Clauses 5.13(a)(i), 5.13(b)(i), 5.13(c)(i), 5.13(c)(ii) and 5.16
              on such Transfer Date) prior to any deposit into the Principal Funding Account on such Transfer Date.

(e) Notwithstanding the provisions of (a), (b) and (c) above of this Clause 5.08, during the Controlled Accumulation Period or the Regulated Amortisation Period the aggregate amount distributable from the Principal Collections Ledger in respect of Series 05-1 shall not exceed the Controlled Deposit Amount for the relevant Transfer Date and in the event that the aggregate of the Class A Monthly Principal Amount, the Class B Monthly Principal Amount and the Class C Monthly Principal Amount (if any), in respect of such Transfer Date as calculated in (a),
       (b) and (c) above exceeds the Controlled Deposit Amount for the relevant Transfer Date, the Class C Monthly Principal Amount will be reduced by the amount of such excess, (but not so that the Class C Monthly Principal Amount is less than zero) and to the extent of the excess over the Class C Monthly Principal Amount, the Class B Monthly Principal Amount will be reduced (but not so that the Class B Monthly Principal Amount is less than zero) and the Class A Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount shall be read and construed accordingly for all purposes.

5.09   COVERAGE OF REQUIRED AMOUNT

(a)    (1)    On or before each Transfer Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager) shall determine the amount (the "CLASS A1 REQUIRED AMOUNT"), if any, by which the sum of:

              (i)    the Class A1 Monthly Required Expense Amount; PLUS

              (ii) (a) the Class A1 Servicing Fee for the prior Monthly Period, if any, plus any Class A1 Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class A1 Cash Management Fee for the prior Monthly Period, if any, PLUS any Class A1 Cash Management Fee due but not paid on any prior Transfer Date; PLUS

              (iii) the Class A1 Investor Default Amount, if any, for the prior Monthly Period

              EXCEEDS the aggregate of the Class A1 Available Funds for the related Monthly Period.

       (2) On or before each Transfer Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager) shall determine the amount (the "CLASS A2 REQUIRED AMOUNT"), if any, by which the sum of:

              (i)    the Class A2 Monthly Required Expense Amount; PLUS

              (ii) (a) the Class A2 Servicing Fee for the prior Monthly Period, if any, plus any Class A2 Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class A2 Cash Management Fee for the prior Monthly Period, if any, PLUS any Class A2 Cash Management Fee due but not paid on any prior Transfer Date; PLUS

              (iii) the Class A2 Investor Default Amount, if any, for the prior Monthly Period

              EXCEEDS the aggregate of the Class A2 Available Funds for the related Monthly Period.

       (3) The aggregate of the Class A1 Required Amount and the Class A2 Required Amount is referred to as the "CLASS A REQUIRED AMOUNT".

(b) On or before each Transfer Date, the Receivables Trustee (acting on the advice of the Trust Cash Manager shall also determine the amount (the "CLASS B REQUIRED AMOUNT"), if any, equal to the sum of

       (i)    the amount, if any, by which:

              (A)    the Class B Monthly Required Expense Amount; PLUS

              (B) (a) the Class B Servicing Fee for the prior Monthly Period, if any, PLUS any Class B Servicing Fee due but not paid on any prior Transfer Date, PLUS (b) the Class B Cash Management Fee for the prior Monthly Period, if any, PLUS any Class B Cash Management Fee due but not paid on any prior Transfer Date;

                     EXCEEDS the Class B Available Funds for the related Monthly Period; PLUS

       (ii) the Class B Investor Default Amount, if any, for the related Monthly Period.

(c)    (i)    In the event that the Class A Required Amount for such Transfer
              Date is greater than zero, the Trust Cash Manager shall be required to give the Receivables Trustee written notice of such positive Class A Required Amount on or before such Transfer Date.

       (ii) In the event that the Class A Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class A Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Collections Ledger on such Transfer Date, in accordance with the priorities set out in Clause 5.15.

       (iii) In the event that the Class A Required Amount for such Transfer Date exceeds the amount of Excess Spread with respect to such Transfer Date, the Principal Collections standing to the credit of the Principal Collections Ledger treated for calculation purposes as referable first to Class C and then to Class B with respect to the prior Monthly Period shall be applied as specified in Clauses 5.16 and 5.17.

       (iv) In the event that the Class B Required Amount for such Transfer Date is greater than zero, all or a portion of the Excess Spread with respect to such Transfer Date in an amount equal to the Class B Required Amount, to the extent available, for such Transfer Date shall be distributed from the Finance Charge Collections Ledger on such Transfer Date, in accordance with the priorities set out in Clause 5.15. In the event that the Class B Required Amount for such Transfer Date exceeds the amount of Excess Spread available to fund the Class B Required Amount pursuant to Clause 5.15(c), the Principal Collections standing to the credit of the Principal Collections Ledger treated for calculation purposes as referable to Class C with respect to the prior Monthly Period (after applying the amounts pursuant to paragraph (iii) above) shall be applied as specified in Clause 5.16.

       PROVIDED, HOWEVER, that the sum of any payments pursuant to this Clause 5.09(c) shall not exceed the sum of the Class A Required Amount and the Class B Required Amount.

5.10   PAYMENTS OF AMOUNTS REPRESENTING FINANCE CHARGE COLLECTIONS

       On or before each Transfer Date, the Trust Cash Manager shall advise the Receivables Trustee in writing of the amounts to withdraw from the Finance Charge Collections Ledger pursuant to this Clause 5.10 and the Receivables Trustee, acting on such advice substantially in the form of Exhibit B, shall withdraw on such Transfer Date, to the extent of Class A Available Funds, Class B Available Funds and Class C Available Funds, the amounts required to be so withdrawn:

       (a) on each Transfer Date, an amount equal to the Class A Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

              (i)    first, pari passu and pro rata between:

                     (1) an amount equal to the Class A1 Trustee Payment Amount for such Transfer Date plus any Class A1 Trustee Payment Amounts remaining unpaid in respect of any previous Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 for distribution to the Series 05-1 Investor Beneficiary in respect of Class A1 but shall, to the extent such payments are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

                     (2) an amount equal to the Class A2 Trustee Payment Amount for such Transfer Date plus any Class A2 Trustee Payment Amounts remaining unpaid in respect of any previous Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 for distribution to the Series 05-1 Investor Beneficiary in respect of Class A2 but shall, to the extent such payments are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

              (ii)   second, pro rata and pari passu between:

                     (1) an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest on such Transfer Date) of the MTN Issuer Costs Amount for such Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A1 Distribution Ledger;

                     (2) an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest on such Transfer Date) of the MTN Issuer Costs Amount for such Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A2 Distribution Ledger;

              (iii)  third, pro rata and pari passu between:

                     (1) an amount equal to the Class A1 Monthly Finance Amount for such Transfer Date, plus the amount of any Class A1 Deficiency Amount for such Transfer Date, plus the amount of any Class A1 Additional Finance Amount for such Transfer Date, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A1 Distribution Ledger;

                     (2) an amount equal to the Class A2 Monthly Finance Amount for such Transfer Date, plus the amount of any Class A2 Deficiency Amount for such Transfer Date, plus the amount of any Class A2 Additional Finance Amount for such Transfer Date, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A2 Distribution Ledger;

              (iv)   fourth, pro rata and pari passu between:

                     (1) an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest on such Transfer Date) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, equal to an amount equal to a pro rata proportion (based upon the proportion that Class A1 Investor Interest bears to the Class A Investor Interest) of the principal calculated as payable in accordance with the Expenses Loan Agreement, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A1 Distribution Ledger;

                     (2) an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest on such Transfer Date) of the Monthly Loan Expenses Amount plus, on the Series 05-1 Termination Date, equal to an amount equal to a pro rata proportion (based upon the proportion that Class A2 Investor Interest bears to the Class A Investor Interest) of the principal calculated as payable in accordance with the Expenses Loan Agreement, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class A2 Distribution Ledger;

              (v)    fifth, pro rata and pari passu between:

                     (1) amounts equal to the Class A1 Servicing Fee, if any, and Class A1 Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class A1 Servicing Fee or Class A1 Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 for distribution to the Series 05-1 Investor Beneficiary in respect of Class A1 but shall, to the extent such fees are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Receivables Trustee (to enable it to make payments to Trust Cash Manager) whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and Receivables Trustee absolutely;

                     (2) amounts equal to the Class A2 Servicing Fee, if any, and Class A2 Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class A2 Servicing Fee or Class A2 Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 for distribution to the Series 05-1 Investor Beneficiary in respect of Class A2 but shall, to the extent such fees are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and Receivables Trustee absolutely;

              (vi)   sixth, pro rata and pari passu between:

                     (1) an amount equal to the Class A1 Investor Default Amount, if any, for the preceding Monthly Period shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited to the Principal Collections Ledger on such Transfer Date;

                     (2) an amount equal to the Class A2 Investor Default Amount, if any, for the preceding Monthly Period shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and credited to the Principal Collections Ledger on such Transfer Date;

              (vii) seventh, the balance, if any, shall constitute Excess Spread, which together with Excess Spread generated following the distribution of Finance Charge Collections calculated as referable to Class B and thereafter to Class C shall be allocated and distributed as set out in Clause 5.09(c).

       (b) On each Transfer Date, an amount equal to the Class B Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

              (i) first, an amount equal to the Class B Trustee Payment Amount for such Transfer Date plus any Class B Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B for distribution to the Series 05-1 Investor Beneficiary in respect of Class B but shall, to the extent such payments are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

              (ii) second, an amount equal to the Class B Monthly Finance Amount for such Transfer Date, plus the amount of any Class B Deficiency Amount for such Transfer Date, plus the amount of any Class B Additional Finance Amount for such Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and credited by the Receivables Trustee acting on the advice of the Trust Cash Manager to the Class B Distribution Ledger;

              (iii) third, amounts equal to the Class B Servicing Fee, if any, and the Class B Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class B Servicing Fee or Class B Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B for distribution to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B but shall, to the extent such fees are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Trust Cash Manager whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) absolutely;

              (iv) fourth, the balance, if any, shall constitute Excess Spread, which together with Excess Spread generated following the distribution of Finance Charge Collections calculated as referable to Class A1, Class A2 and Class C shall be allocated and distributed as set out in Clause 5.15.

       (c) On each Transfer Date, an amount equal to the Class C Available Funds credited to the Finance Charge Collections Ledger for the related Monthly Period will be distributed in the following order of priority:

              (i) first, an amount equal to the Class C Trustee Payment Amount for such Transfer Date plus any Class C Trustee Payment Amount remaining unpaid in respect of any previous Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C for distribution to the Series 05-1 Investor Beneficiary in respect of Class C but shall, to the extent such payments are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee towards meeting the Aggregate Trustee Payment Amount;

              (ii) second, amounts equal to the Class C Servicing Fee, if any, and the Class C Cash Management Fee, if any, for such Transfer Date PLUS amounts of any Class C Servicing Fee or Class C Cash Management Fee due but not paid to the Servicer or the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) on any prior Transfer Date shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C for distribution to the Series 05-1 Investor Beneficiary in respect of Class C but shall, to the extent such fees are not met by the Series 05-1 Investor Beneficiary from other sources, be utilised by the Receivables Trustee and distributed pro rata to the Servicer and the Receivables Trustee (to enable it to make payments to the Trust Cash Manager) whereupon such amounts shall cease to be Trust Property and shall be owned by the Servicer and Receivables Trustee absolutely;

              (iii) third, the balance, if any, shall constitute Excess Spread, which together with Excess Spread generated following the distribution of Finance Charge Collections initially calculated as referable to Class A1, Class A2 and Class B shall be allocated and distributed as set out in Clause 5.15.

5.11   PAYMENTS OF AMOUNTS REPRESENTING AVAILABLE INVESTOR PRINCIPAL
       COLLECTIONS

       On or before each Transfer Date, the Trust Cash Manager shall notify the Receivables Trustee in writing substantially in the form of Exhibit B of the amounts to withdraw from the Principal Collections Ledger pursuant to Clauses 5.11(a) and (b) and the Receivables Trustee, acting in accordance with such advice, shall withdraw on such Transfer Date, to the extent of available funds, the amounts required to be withdrawn:

       (a) On each Transfer Date during the Revolving Period, an amount equal to Available Investor Principal Collections standing to the credit of the Principal Collections Ledger with respect to the related Monthly Period on such Transfer Date will be distributed in the following order of priority:

              (i) an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) Available Investor Principal Collections, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 05-1; and

              (ii) an amount equal to the Available Investor Principal Collections remaining after the applications specified in Clause 5.11(a)(i) shall be calculated as available for use as Investor Cash Available for Acquisition pursuant to Clause 5.06(a).

       (b) On each Transfer Date during the Controlled Accumulation Period, the Regulated Amortisation Period or the Rapid Amortisation Period an amount equal to the Available Investor Principal Collections standing to the credit of the Principal Collections Ledger with respect to the related Monthly Period on such Transfer Date will be distributed in the following order of priority:

              (i) for each Transfer Date for the Controlled Accumulation Period, pro rata and pari passu:

                     (1) an amount equal to the Class A1 Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and deposited into the Principal Funding Account;

                     (2) an amount equal to the Class A2 Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and deposited into the Principal Funding Account;

              (ii) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period, pro rata and pari passu:

                     (1) an amount equal to the Class A1 Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and credited to the Class A1 Distribution Ledger;

                     (2) an amount equal to the Class A2 Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and credited to the Class A2 Distribution Ledger;

              (iii) for each Transfer Date during the Controlled Accumulation Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (i) above, an amount equal to the Class B Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and deposited into the Principal Funding Account;

              (iv) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class B Principal Commencement Date, after giving effect to the distribution referred to in paragraph (ii) above, an amount equal to the Class B Monthly Principal Amount, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and credited to the Class B Distribution Ledger;

              (v) for each Transfer Date during the Controlled Accumulation Period commencing on the Class C Principal Commencement Date, after giving effect to the distribution referred to in paragraphs (i) and (iii) above, an amount equal to the Class C Monthly Principal Amount shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and deposited into the Principal Funding Account;

              (vi) for each Transfer Date during the Regulated Amortisation Period or the Rapid Amortisation Period commencing on the Class C Principal Commencement Date, after giving effect to the distribution referred to in paragraphs (ii) and
                     (iv) above, an amount equal to the Class C Monthly Principal Amount, shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and credited to the Class C Distribution Ledger;

              (vii) for each Transfer Date during the Controlled Accumulation Period, an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the applications specified in Clauses 5.11(b)(i), (iii) and (v) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections remaining after the applications specified in Clause 5.11(b)(i), (iii) and
                     (v) above, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 05-1;

              (viii) for each Transfer Date during the Regulated Amortisation
                     Period or the Rapid Amortisation Period, an amount equal to the lesser of (A) the product of (1) a fraction, the numerator of which is equal to the Available Investor Principal Collections remaining after the applications specified in Clauses 5.11(b)(ii), (iv) and (vi) above and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Supplement for each Applicable Series in Group One and (2) the Cumulative Series Principal Shortfall and (B) the Available Investor Principal Collections remaining after the applications specified in Clause 5.11(b)(ii), (iv) and (vi) above, shall remain in the Principal Collections Ledger to be treated as Shared Principal Collections and allocated to Applicable Series in Group One other than this Series 05-1; and

              (ix) an amount equal to the Available Investor Principal Collections remaining after the applications specified in Clauses 5.11(b)(i) to (viii) shall be applied during the Controlled Accumulation Period or the Regulated Amortisation Period as Investor Cash Available for Acquisition pursuant to Clause 5.06(b) and during a Rapid Amortisation Period shall be allocated to the Transferor Beneficiary and utilised in accordance with Clause 5.2(f)
                     (i)(B) of the Declaration of Trust and Trust Cash Management Agreement PROVIDED, HOWEVER, that the amount to be so credited for the Transferor Beneficiary pursuant to this Clause 5.11(b)(ix) with respect to any Transfer Date shall be allocated to the Transferor Beneficiary but shall be transferred to the Transferor Beneficiary only if the Transferor Interest on such Transfer Date is greater than zero after giving effect to the inclusion in the Receivables Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in Clause 5.2(c) and otherwise shall be considered as Unavailable Transferor Principal Collections identified for Series 05-1 to be utilised in accordance with Clause 5.05(e); PROVIDED, FURTHER, that in no event shall the amount allocable to the Transferor Beneficiary pursuant to this Clause 5.11(b)(ix) be greater than the Transferor Interest on such Transfer Date.

       (c) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period or on the Class A Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

              (i) from amounts credited to the Principal Funding Account on a pro rata and pari passu basis:

                     (1) an amount equal to the lesser of the Class A1 Investor Interest and the amount credited to the Principal Funding Account allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 shall be paid to the Series 05-1 Distribution Account and identified for the Series 05-1 Investor Beneficiary in respect of Class A1 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely; and

                     (2) an amount equal to the lesser of the Class A2 Investor Interest and the amount credited to the Principal Funding Account allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 shall be paid to the Series 05-1 Distribution Account and identified for the Series 05-1 Investor Beneficiary in respect of Class A2 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

              (ii) from the Class A1 Distribution Ledger and the Class A2 Distribution Ledger pro rata and pari passu:

                     (1) an amount equal to the lesser of such amount credited to the Class A1 Distribution Ledger and the Class A1 Investor Interest (after taking into account the amount distributed pursuant to paragraph (i) above) to the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class A1 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely; and

                     (2) an amount equal to the lesser of such amount credited to the Class A2 Distribution Ledger and the Class A2 Investor Interest (after taking into account the amount distributed pursuant to paragraph (i) above) to the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class A2 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely.

       (d) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which the Class A Investor Interest is paid in full and the Class B Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

              (i) from amounts credited to the Principal Funding Account an amount equal to the lesser of the Class B Investor Interest and the amount credited to the Principal Funding Account allocated to the Series 05-1 Investor Beneficiary Interest and treated for calculation purposes as referable to Class B (after giving effect to any payment required under Clause 5.11(c)(i) above) shall be paid to the Series 05-1 Distribution Account and identified for the Series 05-1 Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and should be owned by the Series 05-1 Investor Beneficiary absolutely; and

              (ii) from the Class B Distribution Ledger an amount equal to the lesser of such amount credited to the Class B Distribution Ledger pursuant to Clause 5.11(b)(iv) and the Class B Investor Interest (after giving effect to any reductions pursuant to 5.13) to the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely.

       (e) On the earlier to occur of the first Distribution Date during the Regulated Amortisation Period or the Rapid Amortisation Period on which each of the Class A Investor Interest and the Class B Investor Interest is paid in full and the Class C Scheduled Redemption Date and on each Distribution Date thereafter, the Receivables Trustee acting on the advice of the Trust Cash Manager, shall distribute amounts pursuant to Clause 5.11(b) as follows:

              (i) from amounts credited to the Principal Funding Account identified for the Series 05-1 Investor Beneficiary and treated for calculation purposes as referable to Class C an amount equal to the lesser of the Class C Investor Interest and the amount credited to the Principal Funding Account (after giving effect to any payment required under Clause 5.11(c)(i) and Clause 5.11(d)(i) above) shall be paid to the Series 05-1 Distribution Account and identified for the Series 05-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and should be owned by the Series 05-1 Investor Beneficiary absolutely; and

              (ii) from the Class C Distribution Ledger an amount equal to the lesser of such amount credited to the Class C Distribution Ledger pursuant to Clause 5.11(b)(vi) and the Class C Investor Interest (after giving effect to the amount distributed pursuant to paragraph (i) above) to the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely.

       (f) The Controlled Accumulation Period is scheduled to commence at the close of business on 31 May 2007 PROVIDED, HOWEVER, that, if the Controlled Accumulation Period Length (determined as described in this Clause 5.11(f) below) is less than 12 months, the date on which the Controlled Accumulation Period actually commences may be delayed to the first Business Day of the month that is the number of months prior to the Series 05-1 Scheduled Redemption Date at least equal to the Controlled Accumulation Period Length and, as a result, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length.

              On the Determination Date immediately preceding the Distribution Date falling in 31 May 2007 and on each Determination Date thereafter until the Controlled Accumulation Period begins, the Trust Cash Manager will determine the "CONTROLLED ACCUMULATION PERIOD LENGTH" which will equal the number of months such that the sum of the Controlled Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; PROVIDED, HOWEVER, that the Controlled Accumulation Period Length will not be less than one month and Provided further that the Controlled Accumulation Period Length shall equal the number of months such that the product of the Controlled Accumulation Period Length and the Controlled Accumulation Amount taking into consideration the Maximum Controlled Deposit Amount would be equal to or greater than the Initial Investor Interest.

5.12   PAYMENT OF INVESTOR MONTHLY FINANCE AMOUNTS

(a) On each Distribution Date the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall withdraw the following amounts:

       (i)    all amounts:

              (1) credited to the Class A1 Distribution Ledger pursuant to Clause 5.10(a)(ii) and Clause 5.10(a)(iii), including any amounts applied under those clauses from Excess Spread pursuant to Clause 5.15(a) and then deposit such amount in the Series 05-1 Distribution Account and shall identify them as being for the Series 05-1 Investor Beneficiary and treated for calculation purposes and referable to Class A1 in respect of Class A1 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely; and

              (2) credited to the Class A2 Distribution Ledger pursuant to Clause 5.10(a)(ii) and Clause 5.10(a)(iii), including any amounts applied under those clauses from Excess Spread pursuant to Clause 5.15(a) and then deposit such amount in the Series 05-1 Distribution Account and shall identify them as being for the Series 05-1 Investor Beneficiary and treated for calculation purposes and referable to Class A2 in respect of Class A2 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

       (ii) all amounts credited to the Class B Distribution Ledger pursuant to Clause 5.10(b)(ii) and Clause 5.15(c) and then deposit such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class B whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

       (iii) all amounts credited to the Class C Distribution Ledger pursuant to Clause 5.15(f) and Clause 5.19 and then deposit such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class C whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

       (iv) to the extent that the amounts referred to in Clauses 5.10 (a)(i) and 5.10 (a)(iv) are met by the Series 05-1 Investor Beneficiary from other sources, the amounts of:

              (1) Class A1 Available Funds calculated with reference to the Series 05-1 Investor Beneficiary Interest in respect of Class A1 to meet such amounts shall be distributed to the Series 05-1 Investor Beneficiary by deposit of such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class A1 whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

              (2) Class A2 Available Funds calculated with reference to the Series 05-1 Investor Beneficiary Interest in respect of Class A2 to meet such amounts shall be distributed to the Series 05-1 Investor Beneficiary by deposit of such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class A2 whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely;

       (v) to the extent that the amounts referred to in Clauses 5.10 (b)(i) and 5.10 (b)(iii) are met by the Series 05-1 Investor Beneficiary from other sources, the amounts of Class B Available Funds calculated with reference to the Series 05-1 Investor Beneficiary Interest in respect of Class B to meet such amounts shall be distributed to the Series 05-1 Investor Beneficiary by deposit of such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class B whereupon such amounts shall cease to be

              Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely; and

       (vi) to the extent that the amounts referred to in Clauses 5.10 (c)(i) and 5.10 (c)(ii) are met by the Series 05-1 Investor Beneficiary from other sources, the amounts of Class C Available Funds calculated with reference to the Series 05-1 Investor Beneficiary Interest in respect of Class C to meet such amounts shall be distributed to the Series 05-1 Investor Beneficiary by deposit of such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class C whereupon such amounts shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely.

5.13   INVESTOR CHARGE-OFFS

(a) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class A1 Investor Default Amount and the Class A2 Investor Default Amount, each of which shall be applied as follows:

       (i) If on any Transfer Date, the aggregate of the Class A1 Investor Default Amount and the Class A2 Investor Default Amount for the prior Monthly Period exceeds the sum of the amount applied with respect thereto pursuant to Clause 5.10(a)(v) and Clause 5.15(a) with respect to such Monthly Period, the Class C Investor Interest (after giving effect to reductions for any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

       (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date but excluding any Reallocated Class B Principal Collections that have resulted in a reduction of the Class C Investor Interest) will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the aggregate of the Class A1 Investor Default Amount and Class A2 Investor Default Amount for such Transfer Date.

       (iii) In the event that such reduction would cause the Class B Investor Interest to be a negative number, each of the Class A1 Investor Interest and Class A2 Investor Interest will be reduced (pro rata and pari passu in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) by the amount by which the Class B Investor Interest would have been reduced below zero, but not by more than the aggregate of the Class A1 Investor Default Amount and the Class A2 Investor Default Amount for such Transfer Date (a "CLASS A1 INVESTOR CHARGE-OFF" and a "CLASS A2 INVESTOR CHARGE-OFF", respectively, together a "CLASS A INVESTOR CHARGE-OFF").

       (iv) If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reinstated (pro rata and pari passu as between the Class A1 Investor Interest and the Class A2 Investor Interest in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer
              Date) on any Transfer Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread available for such purpose pursuant to Clause 5.15(b).

(b) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class B Investor Default Amount which shall be applied as follows:

       (i) If on any Transfer Date, the Class B Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(c)(ii), the Class C Investor Interest (after giving effect to reductions for the amount of any Class A1 Investor Default Amounts or Class A2 Investor Default Amounts that will result in a write-down of the Class C Investor Interest on such Transfer Date, any Class C Investor Charge-Offs, any Reallocated Class C Principal Collections and any Reallocated Class B Principal Collections) will be reduced by the amount of such excess.

       (ii) In the event that such reduction would cause the Class C Investor Interest to be a negative number, the Class C Investor Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Class C Investor Interest would have been reduced below zero, but not by more than the Class B Investor Default Amount for such Transfer Date (a "CLASS B INVESTOR CHARGE-OFF"). The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections that do not result in a reduction in the Class C Investor Interest pursuant to Clause 5.17 and the amount of any portion of the Class B Investor Interest written-off to avoid a reduction in the Class A Investor Interest pursuant to Clause 5.13(a)(ii) above.

       (iii) If the Class B Investor Interest has been reduced by the amount described in Clause 5.13(b)(ii) it will thereafter be reinstated on any Transfer Date by the amount of Excess Spread available for such purpose as described under Clause 5.15(d).

(c) On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager shall calculate the Class C Investor Default Amount which shall be applied as follows:

       (i) If on any Transfer Date, the Class C Investor Default Amount for the prior Monthly Period exceeds the amount applied with respect thereto pursuant to Clause 5.15(h), the Class C Investor Interest will be reduced by the amount of such excess, but not by more than the Class C Investor Default Amount for such Transfer Date (a "CLASS C INVESTOR CHARGE-OFF"). The Class C Investor Interest will also be reduced by the amount of Reallocated Class C Principal Collections pursuant to Clause 5.16 and Reallocated Class B Principal Collections pursuant to Clause 5.17 and the amount of any portion of the Class C Investor Interest written-off to avoid a reduction in the Class A Investor Interest or Class B Investor Interest pursuant to Clauses 5.13(a)(i) and 5.13(b)(i) above.

       (ii) If the Class C Investor Interest has been reduced by the amount described in Clause 5.13(c)(i) it will thereafter be reinstated on any Transfer Date by the amount of Excess Spread available for that purpose as described under Clause 5.15(i).

5.14   INVESTOR INDEMNITY AMOUNT

(a) On or before each Transfer Date, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall calculate the Aggregate Investor Indemnity Amount allocable to Series 05-1. Such amount shall be payable solely to the extent amounts are available from Excess Spread for distribution in respect thereof pursuant to Clause 5.15(l) PROVIDED, HOWEVER, that if there are insufficient amounts available to pay such amount in full on the relevant Transfer Date, the excess will be carried forward and payable on the next and subsequent Transfer Dates solely to the extent amounts are available from Excess Spread for distribution in respect thereof pursuant to Clause 5.15(l).

(b) where any amount is paid by the Receivables Trustee to the Transferor pursuant to Clause 5.15(l), the said payment shall be treated as discharging pro tanto both:

       (i) any obligation of the Receivables Trustee to make a payment to the Transferor under the Trust Section 75 Indemnity; and

       (ii) any corresponding obligation of the Series 05-1 Investor Beneficiary in respect of Class A to make a corresponding payment to the Receivables Trustee in respect of the Aggregate Investor Indemnity Amount.

(c) To the extent that the Series 05-1 Investor Beneficiary makes payment to the Transferor from other sources in respect of the amount referred to in (b)(i) above, such payment shall be treated as discharging pro tanto the obligations referred to in (b)(i) and (ii) above and the amount referred to in Clause 5.15(l) shall be distributed to the Series 05-1 Investor Beneficiary in respect of Class A by deposit of such amount in the Series 05-1 Distribution Account as identified for the Series 05-1 Investor Beneficiary in respect of Class A1 and Class A2 whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely.

5.15   EXCESS SPREAD

       On or before each Transfer Date, the Receivables Trustee acting on the advice of the Trust Cash Manager will apply or cause the Receivables Trustee to apply Excess Spread with respect to the related Monthly Period, to make the following distributions in the following priority:

       (a) An amount equal to the aggregate of the Class A1 Required Amount and the Class A2 Required Amount, if any, with respect to such Transfer Date will be used to fund pro rata and pari passu (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the

              Class A Investor Interest on such Transfer Date) the Class A1 Required Amount and the Class A2 Required Amount and be allocated and applied in accordance with Clause 5.09(c), and in the priority set out in, Clause 5.10(a);

       (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reinstated will be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer
              Date) Class A1 and Class A2 and utilised to reinstate pro rata and pari passu the Class A1 Investor Interest and the Class A2 Investor Interest (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) and be treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary Interest for the purposes of calculation treated as referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest) Class A1 and Class A2 and credited to the Principal Collections Ledger on such Transfer Date;

       (c)    in priority, (i) first an amount equal to the Class B
              Required Amount (excluding the Class B Investor Default Amount), if any, with respect to such Transfer Date will be used to fund the Class B Required Amount (excluding the Class B Investor Default Amount) and will be allocated and applied first in accordance with Clause 5.09(c), and in the priority set out in, Clause 5.10(b); and (ii) secondly, any amount available to pay the Class B Investor Default Amount shall be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and credited to the Principal Collections Ledger on such Transfer Date;

       (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the Class B Initial Investor Interest for reasons other than the payment of principal amounts to Class B (but not in excess of the aggregate amount of such reductions which have not been previously reinstated) will be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and utilised to reinstate the Class B Investor Interest and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class B and credited to the Principal Collections Ledger on such Transfer Date;

       (e)    [DELIBERATELY LEFT BLANK]

       (f) an amount equal to the sum of the Class C Monthly Finance Amount, the Class C Deficiency Amount and the Class C Additional Finance Amount (as at such Transfer Date) will be credited to the Class C Distribution Ledger;

       (g)    [DELIBERATELY LEFT BLANK];

       (h) an amount equal to the Class C Investor Default Amount shall be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and credited to the Principal Collections Ledger on such Transfer Date;

       (i) an amount equal to the aggregate amount by which the Class C Investor Interest has been reduced below the Class C Initial Investor Interest for reasons other than the payment of principal amounts to Class C (but not in excess of the aggregate amount of such reductions which have not been previously reinstated) will be utilised to reinstate the Class C Investor Interest and treated as a portion of Investor Principal Collections allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and credited to the Principal Collections Ledger on such Transfer Date;

       (j)    on each Transfer Date from and after the Reserve Account
              Funding Date, but prior to the date on which the Reserve Account terminates as described in Clause 5.22(f), an amount up to the excess, if any, of the Required Reserve Amount over the Available Reserve Account Amount shall be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) Class A1 and Class A2 and deposited into the Reserve Account;

       (k)    on any Transfer Date on which the Available Spread Account
              Amount is less than the Required Spread Account Amount, an amount up to the excess, if any, of the Required Spread Account Amount over the Available Spread Account Amount will be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class C and deposited into the Spread Account;

       (l) an amount equal to the Aggregate Investor Indemnity Amount, if any, for the prior Monthly Period (together with any amounts in respect of previous Monthly Periods which are unpaid) will be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer
              Date) Class A1 and Class A2 and paid by the Receivables Trustee to the Transferor (to the extent that the Investor Beneficiary does not meet the said amount from other sources) whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor absolutely;

       (m) an amount equal to the Series 05-1 Extra Amount for such Transfer Date will be allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) Class A1 and Class A2 and paid into the Series 05-1 Distribution Account whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely; and

       (n) the balance, if any, after giving effect to the payments made pursuant to paragraphs (a) through (m) (inclusive) above shall be paid to the Excess Interest Beneficiary in respect of its rights relating to Trust Property calculated by reference to Series 05-1 whereupon such amount shall cease to be Trust Property and shall be owned by the Excess Interest Beneficiary absolutely.

5.16   REALLOCATED CLASS C PRINCIPAL COLLECTIONS

(a) On each Transfer Date, the Trust Cash Manager will advise the Receivables Trustee as to the amounts of Principal Collections allocated pursuant to Clauses 5.05(a)(ii), 5.05(b)(ii), 5.05(c)(ii) and 5.05(d)(ii) for calculation purposes treated as referable to Class C to apply as Reallocated Class C Principal Collections with respect to such Transfer Date as follows:

       (i) an amount equal to the excess, if any, of (i) the aggregate of the Class A1 Required Amount and Class A2 Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread with respect to the related Monthly Period shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority; and

       (ii) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over
              (ii) the amount of Excess Spread with respect to the related Monthly Period (following any credit of Excess Spread pursuant to 5.16(a)(ii) above) shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clause 5.10(b)(i) to
              (iii) in that order of priority and then to be applied to reduce the Class B Investor Default Amount pursuant to Clause 5.15(c)(ii).

(b) On each Transfer Date the Class C Investor Interest shall be reduced by the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections for such Transfer Date.

(c) In the event that the calculation of the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections to be re-applied would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, the amount of Principal Collections to be re-applied on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date) to be reduced to zero.

5.17   REALLOCATED CLASS B PRINCIPAL COLLECTIONS

(a) On each Transfer Date, following application of Reallocated Class C Principal Collections in accordance with Clause 5.16, the Trust Cash Manager will advise the Receivables Trustee as to amounts of Principal Collections allocated pursuant to Clauses 5.05(a)(iii), 5.05(b)(iii), 5.05(c)(iii) and 5.05(d)(iii) to the Series 05-1 Investor Beneficiary Interest for calculation purposes treated as referable to Class B to apply as Reallocated Class B Principal Collections with respect to such Transfer Date as follows:

       (i) an amount equal to the excess, if any, of (i) the aggregate of the Class A1 Required Amount and Class A2 Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Reallocated Class C Principal Collections with respect to the related Monthly Period shall be credited to the Finance Charge Collections Ledger to be applied pursuant to Clauses 5.10(a)(i) to (v) in that order of priority;

(b) On each Transfer Date the notional amount calculated as the Class B Investor Interest shall be reduced by an amount equal to the excess of the amount of Reallocated Class B Principal Collections for such Transfer Date over the Class C Investor Interest (after giving effect to any Class C Investor Charge-Offs for such Transfer Date).

(c) In the event that the calculation of the amount of Reallocated Class B Principal Collections to be re-applied would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs and the reduction in the Class C Investor Interest in respect of Reallocated Class B Principal Collections for such Transfer Date) to be a negative number on any Transfer Date, the amount of Principal Collections to be re-applied on such Transfer Date shall be an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer
       Date) to be reduced to zero.

5.18   SHARED PRINCIPAL COLLECTIONS

(a) The amount of Principal Collections calculated as available to Series 05-1 which are not available to be utilised as Investor Cash Available for Acquisition pursuant to the proviso to Clauses 5.05(a)(iv) and 5.05(b)(iv) and are not applied to meet any Class A1 Monthly Principal Amount, Class A2 Monthly Principal Amount, Class B Monthly Principal Amount or Class C Monthly Principal Amount shall be available to be allocated as Shared Principal Collections and shall be identified as such in the Principal Collections Ledger.

(b) The portion of Shared Principal Collections to the credit of the Principal Collections Ledger equal to the amount of Shared Principal Collections available to Series 05-1 on any Transfer Date shall be applied as Available Investor Principal Collections pursuant to Clause
       5.11 and pursuant to such Clause 5.11 shall be allocated as follows:

       (i)    first, pro rata and pari passu:

              (1) to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A1, and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the

                     Series 05-1 Investor Beneficiary in respect of Class A1 until such time as the amount deposited to the Principal Funding Account identified for the Series 05-1 Investor Beneficiary in respect of Class A1 is equal to the Class A1 Investor Interest;

              (2) to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A2, and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 05-1 Investor Beneficiary in respect of Class A2 until such time as the amount deposited to the Principal Funding Account identified for the Series 05-1 Investor Beneficiary in respect of Class A2 is equal to the Class A2 Investor Interest;

       (ii)   second, pro rata and pari passu:

              (1) to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A1 and credited to the Class A1 Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class A1 Investor Interest is zero;

              (2) to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A2 and credited to the Class A2 Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class A2 Investor Interest is zero;

       (iii) third, to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class B and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 05-1 Investor Beneficiary in respect of Class B until such time as the amount deposited to the Principal Funding Account identified for the Series 05-1 Investor Beneficiary in respect of Class B is equal to the Class B Investor Interest;

       (iv) fourth, to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class B and credited to the Class B Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class B Investor Interest is zero;

       (v) fifth, to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and deposited in the Principal Funding Account during the Controlled Accumulation Period identified for the Series 05-1 Investor Beneficiary in respect of Class C until such time as the amount deposited to the Principal Funding Account identified for the Series 05-1Investor Beneficiary in respect of Class C is equal to the Class C Investor Interest; and

       (vi) sixth, to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and credited to the Class C Distribution Ledger during the Regulated Amortisation Period or the Rapid Amortisation Period until such time as the Class C Investor Interest is zero.

(c) Shared Principal Collections allocable to Series 05-1 with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 05-1 for such Transfer Date PROVIDED, HOWEVER, that if the aggregate amount of Shared Principal Collections for all Applicable Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 05-1 on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Applicable Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 05-1 for such Transfer Date and the denominator of which is the aggregate amount of the Cumulative Series Principal Shortfall for all Applicable Series for such Transfer Date.

5.19   SPREAD ACCOUNT

(a)    (i)    The Receivables Trustee shall establish and maintain with a
              Qualified Institution, in the name of the Receivables Trustee, for the benefit of the Series 05-1 Investor Beneficiary and the Transferor Beneficiary by way of separate trust, an Eligible
              Deposit Account with such Qualified Institution (the "SPREAD
              ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Series 05-1 Investor Beneficiary and the Transferor Beneficiary.

       (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and all amounts deposited therein shall be regarded as being segregated for the benefit of Series 05-1 and allocated to the beneficial entitlement of (A) the Series 05-1 Investor Beneficiary to the extent of amounts deposited in the Spread Account pursuant to Clause 5.19(a)(iv)(A) and investment earnings credited pursuant to Clause 5.19(b)(iv)(A) less the aggregate of that portion of all Total Withdrawal Amounts withdrawn from time to time pursuant to Clause 5.19(a)(iv)(B)(1) which utilised amounts will be allocated to the beneficial entitlement of the Series 05-1 Investor Beneficiary; and (B) the Transferor Beneficiary to the extent of investment earnings on amounts deposited in the Spread Account as calculated pursuant to Clause 5.19(b)(iv)(B).

       (iii) If at any time the institution holding the Spread Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Spread Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Spread Account.

       (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall:

              (A) on each Transfer Date make the deposit, if any, pursuant to 5.15(k); and

              (B) make withdrawals from the Spread Account from time to time:

                     (1) in priority (aa) on each Transfer Date in the amount up to the Available Spread Account Amount at such time for the purposes set out in Clause 5.15(f), (bb) on the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Debt Amount over the Class C Investor Interest, and (cc) on each Transfer Date from and after the Class C Release Date, an amount up to the Available Spread Account Amount equal to the excess, if any, of the Class C Investor Default Amount over the amount of Excess Spread applied to meet the Class C Investor Default Amount pursuant to Clause 5.15(h)

                            (the aggregate of (aa), (bb) and (cc) constituting the "TOTAL WITHDRAWAL AMOUNT"); and

                     (2) as required by paragraphs (b), (c) and (d) of this Clause 5.19.

       (v) In the event that, for any Transfer Date, the Total Withdrawal Amount is greater than zero, the Trust Cash Manager shall:

              (A) advise the Receivables Trustee in writing, in substantially the form of Exhibit C to the Schedule to the Series 05-1 Supplement, of such Total Withdrawal Amount on or before 11:30 a.m. on such Transfer Date; and

              (B) deposit the amounts to be withdrawn from the Spread Account as calculated in Clause 5.19(a)(iv)(B)(1) in the Trustee Collection Account and credit such amounts to the Class C Distribution Ledger.

       (vi) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Spread Account and in any sub-account established therein.

(b)    (i)    Funds on deposit in the Spread Account shall be invested by the
              Receivables Trustee in Permitted Investments PROVIDED, HOWEVER, that reference in the definition of Permitted Investments to a rating in the "highest ranking category" shall be modified to require a rating from any one of the following rating agencies of at least A-2 by Standard & Poor's, P-2 by Moody's.

       (ii) Funds on deposit in the Spread Account on any Transfer Date, after giving effect to any withdrawals from the Spread Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

       (iii) The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments made pursuant to Clause 5.19(b)(i). No Permitted

              Investment made pursuant to Clause 5.19(b)(i) shall be disposed of prior to its maturity.

       (iv) On each Transfer Date, all interest and investment earnings (net of losses and investment expenses) earned during the period immediately preceding such Transfer Date on funds on deposit in the Spread Account shall:

              (A) be retained in the Spread Account to the extent that the Available Spread Account Amount is less than the Required Spread Account Amount taking into account any amounts to be credited on that Transfer Date pursuant to Clause 5.19
                     (a)(iv)(A); and

              (B) to the extent of any amount remaining after the application in (A) above, be withdrawn from the Spread Account and paid by the Receivables Trustee to the Transferor Beneficiary whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely.

       (v) Subject to the restrictions set out above, the Trust Cash Manager, or a Person designated in writing by the Trust Cash Manager of which the Receivables Trustee shall have received notification thereof, shall have the authority to advise the Receivables Trustee with respect to the investment of funds on deposit in the Spread Account. For purposes of determining the availability of funds or the balances in the Spread Account for any reason under the Trust and Cash Management Agreement as supplemented by the Supplement, all interest and investment earnings on such funds shall be deemed not to be available or on deposit except to the extent specified in Clause 5.19(b)(iv)(A).

(c) In the event that the Spread Account Surplus on any Transfer Date, after giving effect to any deposits to and any withdrawal from the Spread Account on such Transfer Date, is greater than zero, the Receivables Trustee, acting in on the advice of the Trust Cash Manager, shall withdraw from the Spread Account for distribution to the Series 05-1 Investor Beneficiary, an amount equal to the Spread Account Surplus whereupon such amount shall cease to be Trust Property and shall be owned by the Series 05-1 Investor Beneficiary absolutely to be treated as an Excess Finance Charge Amount referable to Series 05-1.

(d) Upon the earlier to occur of (i) the termination of the Receivables Trust pursuant to Clause 8 of the Trust and Cash Management Agreement and (ii) the Series 05-1 Termination Date, the Receivables Trustee, acting on the advice of the Trust Cash Manager and payable from the Spread Account as provided herein, shall withdraw on such date (after taking into account all other deposits and withdrawals in respect of the Spread Account on such date) from the Spread Account all amounts on deposit in the Spread Account and pay them to the Series 05-1 Investor Beneficiary whereupon such amount shall cease to be trust property and shall be owned by the Series 05-1 Investor Beneficiary absolutely to be treated as an Excess Finance Charge Amount referable to Series 05-1.

5.20   PRINCIPAL FUNDING ACCOUNT

(a)    (i)    The Receivables Trustee shall establish and maintain with a
              Qualified Institution, in the name of the Receivables Trustee, for the benefit of the Series 05-1 Investor Beneficiary and the Transferor Beneficiary, by way of separate trust, a Trust Account with such Qualified Institution (the "PRINCIPAL FUNDING
              ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Series 05-1 Investor Beneficiary and the Transferor Beneficiary.

       (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and amounts deposited therein shall be allocated to the beneficial entitlement of Beneficiaries as follows:

              (A)    all amounts deposited therein pursuant to Clause 5.11(b)
                     (i) shall be allocated to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class A and regarded as being segregated for the benefit of Class A;

              (B)    all amounts deposited therein pursuant to Clause 5.11(b)
                     (iii) shall be allocated to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class B and regarded as being segregated for the benefit of Class B;

              (C)    all amounts deposited therein pursuant to Clause 5.11(b)
                     (v) shall be allocated to the Series 05-1 Investor Beneficiary, for the purposes of calculation treated as referable to Class C and regarded as being segregated for the benefit of the Series 05-1 Investor Beneficiary in respect of Class C; and

              (D) all amounts deposited therein which represent Excess Principal Funding Investment Proceeds on any Transfer Date shall be allocated to the Transferor Beneficiary PROVIDED, HOWEVER, that for the avoidance of doubt any Principal Funding Investment Proceeds which are not Excess Principal Funding Investment Proceeds shall be allocated to the Investor Beneficiary.

       (iii) If at any time the institution holding the Principal Funding Account ceases to be a Qualified Institution the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish (or direct the Trust Cash Manager to establish) a new Principal Funding Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Principal Funding Account.

       (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the commencement of the Controlled Accumulation Period) prior to termination of the Principal Funding Account make deposits into the Principal Funding Account in the amount specified in, and otherwise in accordance with, Clause 5.11(b)(i), Clause 5.11(b)(iii) and Clause 5.11(b)(v).

       (v) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Principal Funding Account and in any sub-account established therein and amounts allocated to the Series 05-1 Investor Beneficiary and for calculation purposes treated as referable to Class A1, Class A2, Class B and Class C, respectively.

(b)    (i)    Funds on deposit in the Principal Funding Account shall be invested on the advice of the Trust Cash Manager by the Receivables Trustee in Permitted Investments. Funds on deposit in the Principal Funding Account on any Transfer Date, after giving effect to any withdrawals from the Principal Funding Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

       (ii) The Receivables Trustee shall ensure a Qualified Institution maintains, on its behalf, possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

       (iii) On the Transfer Date occurring in the month following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, the Receivables Trustee, acting on the advice of the Trust Cash Manager given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Trustee Collection Account to the credit of the Finance Charge Collections Ledger the Principal Funding Investment Proceeds on deposit in the Principal Funding Account allocated to the Series 05-1 Investor Beneficiary and for the purposes of calculation treated or referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer Date) Class A1 and Class A2, but not in excess of the aggregate of the Class A1 Covered Amount and Class A2 Covered Amount, for application as Class A1 Available Funds and Class A2 Available Funds, respectively, applied pursuant to Clause 5.10(a);

       (iv) An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Collections Ledger and included pro rata (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on such Transfer

              Date) and pari passu in Class A1 Available Funds and Class A2 Available Funds, respectively, on each Transfer Date from the Reserve Account to the extent funds are available pursuant to Clause 5.22(d).

       (v) Any Excess Principal Funding Investment Proceeds shall be paid to the Transferor Beneficiary on each Transfer Date whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor Beneficiary absolutely.

       (vi) Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of the calculation made pursuant to this Supplement.

5.21   DISTRIBUTION LEDGERS

(a)    (i)    The Receivables Trustee shall establish ledger 2 in the Trustee
              Collection Account entitled "CLASS A1 DISTRIBUTION LEDGER" and
              "CLASS A2 DISTRIBUTION LEDGER" and shall credit amounts payable to such ledgers pursuant to Clause 5.10(a)(ii) and Clause 5.10(a)
              (iii) and Clause 5.11(b)(ii) and debit such amounts payable from such ledger pursuant to Clause 5.11(c)(ii) and Clause 5.12(a)(i) and generally operate such ledgers in accordance with the provisions of the Trust and Cash Management Agreement.

       (ii)   All amounts credited to:

              (1) the Class A1 Distribution Ledger shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A1 and regarded as being segregated for the benefit of the Series 05-1 Investor Beneficiary in respect of Class A1;

              (2) the Class A2 Distribution Ledger shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class A2 and regarded as being segregated for the benefit of the Series 05-1 Investor Beneficiary in respect of Class A2.

       (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in each of the Class A1 Distribution Ledger and Class A2 Distribution Ledger.

(b)    (i)    The Receivables Trustee shall establish a ledger in the Trustee
              Collection Account entitled "CLASS B DISTRIBUTION LEDGER" and shall credit amounts payable to such ledger pursuant to Clause 5.10(b)(ii) and Clause 5.11(b)(iv) and debit such amounts payable from such ledger pursuant to Clause 5.11(d)(ii) and Clause 5.12(a)(ii) and generally operate such ledger in accordance with the provisions of the Trust and Cash Management
              Agreement.

       (ii) All amounts credited to the Class B Distribution Ledger shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class B and regarded as being segregated for the benefit of the Series 05-1 Investor Beneficiary in respect of Class B.

       (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Class B Distribution Ledger.

(c)    (i)    The Receivables Trustee shall establish a ledger in the Trustee
              Collection Account entitled "CLASS C DISTRIBUTION LEDGER" and shall credit amounts payable to such ledger pursuant to Clause 5.11(b)(vi), Clause 5.15(f) and Clause 5.19(a)(v)(B)(1) and debit such amounts payable from such ledger pursuant to Clause 5.11(e)(ii) and Clause 5.12(a)(iii) and generally operate such ledger in accordance with the provisions of the Trust and Cash Management Agreement.

       (ii) All amounts credited to the Class C Distribution Ledger shall be allocated to the Series 05-1 Investor Beneficiary for the purposes of calculation treated as referable to Class C and regarded as being segregated for the benefit of the Series 05-1 Investor Beneficiary in respect of Class C.

       (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Class C Distribution Ledger.

5.22   RESERVE ACCOUNT

(a)    (i)    The Receivables Trustee shall establish and maintain with a
              Qualified Institution, in the name of the Receivables Trustee, for the benefit of the Series 05-1 Investor Beneficiary, by way of separate trust, a Trust Account with such Qualified
              Institution (the "RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the Series 05-1 Investor Beneficiary.
              All amounts deposited in or withdrawn from the Reserve Account will for the purposes of calculation be treated as referable on a pro rata and pari passu basis (in the proportions that the Class A1 Investor Interest and the Class A2 Investor Interest bear, respectively, to the Class A Investor Interest on any date of such calculation) Class A1 and Class A2.

       (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be a Trust Account for the purposes of the Trust and Cash Management Agreement and all amounts deposited therein and all investment earnings thereon shall be allocated to the Series 05-1 Investor Beneficiary and regarded as being segregated for the benefit of Series 05-1 Investor Beneficiary.

       (iii) If at any time the institution holding the Reserve Account ceases to be a Qualified Institution, the Trust Cash Manager shall notify the Receivables Trustee, and the Receivables Trustee upon being notified shall, within 10 Business Days, establish
              (or direct the Trust Cash Manager to establish) a new Reserve Account meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Reserve Account.

       (iv) The Receivables Trustee, acting on the advice of the Trust Cash Manager, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set out in this Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Clause 5.15(j).

       (v) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Reserve Account and in any sub-account established therein.

(b)    (i)    Funds on deposit in the Reserve Account shall be invested acting on the advice of the Trust Cash Manager by the Receivables
              Trustee in Permitted Investments. Funds on deposit in the Reserve
              Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

       (ii) The Receivables Trustee shall ensure a Qualified Institution maintains possession, on its behalf, of the negotiable instruments or securities, if any, evidencing such Permitted Investments. No Permitted Investment shall be disposed of prior to its maturity.

       (iii) On each Transfer Date, interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Amount) and the balance, if any, shall be deposited in the Trustee Collection Account and credited to the Finance Charge Collections Ledger for application as Class A Available Funds on such Transfer Date.

       (iv) For the purpose of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

(c) On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Investor Interest and on the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period the Receivables Trustee shall calculate the "RESERVE DRAW AMOUNT" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date for the earlier of the Regulated Amortisation Period and the Rapid Amortisation Period PROVIDED, HOWEVER, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Clause 5.15(j) with respect to such Transfer Date.

(d) In the event that for any Transfer Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Transfer Date by the Receivables Trustee, acting in accordance with the advice of the Trust Cash Manager, deposited in the Trustee Collection Account and credited to the Finance Charge Collections Ledger and included in Class A Available Funds for such Transfer Date;

(e) In the event that the Reserve Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Receivables Trustee, acting on the advice of the Trust Cash Manager, shall withdraw from the Reserve Account, and pay to the Series 05-1 Investor Beneficiary an amount equal to such Reserve Account Surplus to be treated as an Excess Finance Charge Amount referable to Series 05-1.

(f)    Upon the earliest to occur of:

       (i) the termination of the Receivables Trust pursuant to Clause 6.3 or Clause 8;

       (ii) the first Transfer Date for the Regulated Amortisation Period or the Rapid Amortisation Period; and

       (iii) the Transfer Date immediately preceding the Series 05-1 Termination Date,

       the Receivables Trustee, acting on the advice of the Trust Cash Manager, after the prior payment of all amounts due to the Series 05-1 Investor Beneficiary, that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Series 05-1 Investor Beneficiary all remaining amounts, on deposit in the Reserve Account which will then be treated as Excess Finance Charge Amounts referable to Series 05-1 and the Reserve Account shall be deemed to have terminated for the purposes of the Series 05-1 Supplement.

                                  PART 6

                      MONTHLY STATEMENT TO SERIES 05-1

MONTHLY STATEMENT TO SERIES 05-1

On or before each Distribution Date, the Receivables Trustee shall forward to the Series 05-1 Investor Beneficiary and each Rating Agency a statement substantially in the form of Exhibit B to the Schedule prepared by the Servicer, delivered to the Receivables Trustee and setting forth, among other things, the following information:

(i)    the total amount distributed;

(ii) the amount of such distribution allocable to the Class A1 Monthly Principal Amount, Class A2 Monthly Principal Amount, Class B Monthly Principal Amount and Class C Monthly Principal Amount, respectively;

(iii) the amount of such distribution allocable to Class A1 Trustee Payment, Class A2 Trustee Payment, MTN Issuer Costs Amount, Class A1 Monthly Finance Amount, Class A2 Monthly Finance Amount, Class A1 Deficiency Amounts, Class A2 Deficiency Amounts, Class A1 Additional Finance Amount, Class A2 Additional Finance Amount, Class B Trustee Payment, Class B Monthly Finance Amount, Class B Deficiency Amounts, Class B Additional Finance Amount, Class C Trustee Payment, Class C Monthly Finance Amount, Class C Deficiency Amounts, Class C Additional Finance Amount respectively;

(iv) the amount of Principal Collections processed during the related Monthly Period and allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1, Class A2, Class B and Class C, respectively;

(v) the amount of Finance Charge Collections processed during the related Monthly Period and allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1, Class A2, Class B and Class C, respectively;

(vi) the amount of Acquired Interchange allocable to Series 05-1 deposited in the Trustee Collection Account in respect of the related Monthly Period;

(vii) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A1 Investor Interest, the Class A2 Investor Interest, the Class A1 Adjusted Investor Interest, the Class A2 Adjusted Investor Interest, the Class B Investor Interest, the Class B Adjusted Investor Interest, the Class C Investor Interest, the Class C Adjusted Investor Interest, the Floating Investor Percentage, the Class A1 Floating Allocation, the Class A2 Floating Allocation, the Class B Floating Allocation, the Class C Floating Allocation and the Fixed Investor Percentage, the Class A1 Fixed Allocation, the Class A2 Fixed Allocation, the Class B Fixed Allocation and the Class C Fixed Allocation with respect to the Principal Receivables in the Receivables Trust as of the end of the day on the Record Date;

(viii) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

(ix) the Aggregate Investor Default Amount, the Class A1 Investor Default Amount, the Class A2 Investor Default Amount, the Class B Investor Default Amount and the Class C Investor Default Amount for the related Monthly Period;

(x) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs for the related Monthly Period;

(xi) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Class C Investor Charge-Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

(xii) the amount of (1) the Class A1 Servicing Fee, Class A2 Servicing Fee, Class A1 Cash Management Fee and Class A2 Cash Management Fee; (2) the Class B Servicing Fee and Class B Cash Management Fee; and (3) the Class C Servicing Fee and Class C Cash Management Fee, in each case for the related Monthly Period;

(xiii) the Portfolio Yield for the preceding Monthly Period;

(xiv) the amount of Reallocated Class C Principal Collections and Reallocated Class B Principal Collections with respect to such Distribution Date;

(xv) the Available Spread Account Amount and the Required Spread Account Amount as of the close of business on the Transfer Date immediately preceding such Distribution Date;

(xvi) the Principal Funding Account Balance as of the close of business on the Transfer Date immediately preceding such Distribution Date and as such amount allocated to the Series 05-1 Investor Beneficiary Interest and for the purposes of calculation treated as referable to Class A1, Class A2, Class B and Class C;

(xvii) the Controlled Accumulation Shortfall;

(xviii)the Principal Funding Investment Proceeds transferred to the Finance
       Charge Collections Ledger on the related Transfer Date;

(xix)  the Principal Funding Investment Shortfall on the related Transfer Date;

(xx) the amount of Class A1 Available Funds, Class A2 Available Funds, Class B Available Funds and Class C Available Funds credited to the Finance Charge Collections Ledger on the related Transfer Date; and

(xxi)  such other items as are set out in Exhibit B to this Schedule.

                                  PART 7

                          SERIES 05-1 PAY OUT EVENTS

SERIES 05-1 PAY OUT EVENTS

For the purposes of Clause 6.2 of the Trust and Cash Management Agreement, if any one of the following events shall occur with respect to Series 05-1:

(a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the RSA, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set out in the RSA or the Series 05-1 Supplement, which failure has a Material Adverse Effect on the interests of the Series 05-1 Investor Beneficiary and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Series 05-1 Investor Beneficiary acting on instructions of holders of Related Debt representing in aggregate not less than 50% of the aggregate principal amount outstanding of Related Debt then in issue and outstanding in respect of Series 05-1, and which unremedied continues during such 60 day period to have a Material Adverse Effect on the interests of the Series 05-1 Investor Beneficiary for such period;

(b) any representation or warranty made by the Transferor in the RSA or the Series 05-1 Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to the RSA, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Receivables Trustee, or to the Transferor and the Receivables Trustee by the Series 05-1 Investor Beneficiary acting on the instructions of holders of not less than 50% of the aggregate principal amount outstanding of Related Debt then in issue and outstanding in respect of Series 05-1, and (ii) as a result of which there is a Material Adverse Effect on the interests of the MTN Issuer (in respect of Series 05-1) and which unremedied continues during such 60 day period to have a Material Adverse Effect for such period; PROVIDED, HOWEVER, that a Series 05-1 Pay Out Event pursuant to this paragraph (b) of Part 7 of the Series 05-1 Supplement shall not be deemed to have occurred hereunder if the Transferor has complied with its obligations pursuant to Clause 11 of the RSA, in respect of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the RSA;

(c) the average Portfolio Yield for any three consecutive Monthly Periods is less than the average Expense Rate for such period or with respect to the period from the Closing Date to the end of the third monthly period from the Closing Date, the Portfolio Yield is less than the average Expense Rate for that period;

(d)    either:

       (i) over any period of thirty consecutive days the amount of the Transferor Interest averaged over that period is less than the Minimum Transferor Interest for that period and the Transferor Interest does not increase on or before the tenth Business Day following such thirty day period to an amount such that the average of the Transferor Interest as a percentage of the Average Principal Receivables for such thirty day period, computed by assuming that the amount of the increase of the Transferor Interest prior to or including the last day of such ten Business Day period, as compared to the Transferor Interest on the last day of such thirty day period shall be deemed to have existed in the Receivables Trust during each day of such thirty day period, is at least equal to the Minimum Transferor Interest; or

       (ii) on any Record Date the aggregate amount of Eligible Receivables is less than the Minimum Aggregate Principal Receivables (as adjusted for any Series having a Companion Series as described in the Supplement for such Series), and the aggregate amount of Eligible Receivables fails to increase to an amount equal to or greater than the Minimum Aggregate Principal Receivables on or before the tenth Business Day following such Record Date;

(e) any Servicer Default or Trust Cash Manager Default shall occur which would have a Material Adverse Effect on the MTN Issuer (in respect of Series 05-1);

(f) the Investor Interest is not reduced to zero on the Series 05-1 Scheduled Redemption Date;

(g) an early termination, without replacement, of any Swap Agreement shall occur; or

(h) the MTN Issuer has or will become obligated to deduct or withhold amounts from payments to be made in respect of the Related Debt on any Distribution Date, for or on account of any tax assessment or other governmental charge by any jurisdiction as a result of any change in the laws of such jurisdiction or any political subdivision or taxing authority thereof which change becomes effective on or after the Closing Date then, in the case of any event described in paragraphs (a), (b) or (e) above after the applicable grace period set out in such subparagraphs (if any), either the Receivables Trustee or the Series 05-1 Investor Beneficiary by notice then given in writing to the Transferor, the Trust Cash Manager and the Servicer (and to the Receivables Trustee if given by the Investor Beneficiary) may declare that a pay out event (a, "SERIES 05-1 PAY OUT EVENT") has occurred (provided that if the Series 05-1 Investor Beneficiary declares that a Series 05-1 Pay Out Event has occurred in such circumstances, it must have acted on the instructions of holders of the Related Debt representing, together, 50 percent. or more of the Related Debt outstanding at that time) as of the date of such notice, and in the case of any event described in paragraphs (c), (d),
(f), (g) or (h) above, a Series 05-1 Pay Out Event shall occur without any notice or other action on the part of the Receivables Trustee or the MTN Issuer immediately upon the occurrence of such event.

A Series Pay Out Event which occurs in respect of paragraphs (c) or (d) is a "REGULATED AMORTISATION TRIGGER EVENT" for Series 05-1.

                           EXHIBITS TO THE SCHEDULE

                        EXHIBIT A-1 FORM OF CERTIFICATE

                    GRACECHURCH RECEIVABLES TRUSTEE LIMITED
             (INCORPORATED IN JERSEY WITH REGISTERED NUMBER 75210)

             [THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
                          OUTSIDE THE UNITED KINGDOM]

                               RECEIVABLES TRUST
                                  CERTIFICATE
                                  SERIES 05-1

Evidencing an undivided interest and other interests in the trust constituted by the Declaration of Trust and Trust Cash Management Agreement dated 23 November 1999 between Gracechurch Receivables Trustee Limited and Barclays Bank PLC (the "TRUST AND CASH MANAGEMENT AGREEMENT") and supplemented by the Series 05-1 Supplement dated [*] June 2005 to the Trust and Cash Management Agreement (the "SUPPLEMENT")

           NOT AN INTEREST IN OR OBLIGATION OF BARCLAYS BANK PLC OR

                            ANY AFFILIATE THEREOF.

This Certificate certifies that upon execution and authentication of this Certificate in accordance with Clause 4 of the Trust and Cash Management Agreement, Barclaycard Funding PLC, as holder of the Certificate became a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Trust and Cash Management Agreement as supplemented by the Supplement.

Terms defined in the Master Definitions Schedule dated 23 November 1999 as amended and restated on 24 October 2002 and in the Supplement shall have the same meaning in this Certificate.

PLEASE NOTE THE FOLLOWING:

1. The Certificate is in registered form and evidences the beneficial entitlement of Barclaycard Funding PLC in the Receivables Trust.

2. No transfer of this Certificate or Disposal of the beneficial entitlement of Barclaycard Funding PLC in the Receivables Trust shall be permitted except in accordance with Clauses 3.7(a)(iii) and 4.2(a)(ii) of the Trust and Cash Management Agreement.

3. The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat Barclaycard Funding PLC (as the Person in whose name this Certificate is registered) as the owner hereof and the Person beneficially entitled to Trust Property as a consequence thereof.

4. Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature, Barclaycard Funding PLC shall not become beneficially entitled to Trust Property pursuant to an Acquisition as the holder of this Certificate and shall not be registered in the Trust Certificate Register as holder of this Certificate.

IN WITNESS WHEREOF, Barclays Bank PLC has executed this Certificate as a deed.

BARCLAYS BANK PLC

By:
       Name:

       Title:

Date:  [*] June 2005

CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the above mentioned Trust and Cash Management Agreement and Supplement.

GRACECHURCH RECEIVABLES TRUSTEE LIMITED

By:

       Name:

       Title:

Date:  [*] June 2005

                           EXHIBIT A FORM OF MONTHLY STATEMENT

                                FORM OF MONTHLY STATEMENT

                                     SERIES 05-1

                                  BARCLAYS BANK PLC

                                 AS TRUST CASH MANAGER

                           ----------------------------------

                                  RECEIVABLES TRUST

                                  MONTHLY PERIOD ENDING

                          ------------------------------------

Capitalised terms used in this Statement have their respective meanings set out in the Trust and Cash Management Agreement dated 23 November 1999 as supplemented by the Series 05-1 Supplement dated [*] June 2005.

A.     INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION

1.     The total distribution in respect of Class A1     (pound)___________
       Monthly Principal Amount

2.     The total distribution in respect of Class A2     (pound)___________
       Monthly Principal Amount

3.     The total distribution in respect of Class B      (pound)___________
       Monthly Principal Amount

4.     The total distribution in respect of Class C      (pound)___________
       Monthly Principal Amount

5.     The total amount of distribution from the         (pound)___________
       Class A1 Distribution Ledger (deposited
       pursuant to Clause 5.10(a)(iii)

6.     The total amount of distribution from the         (pound)___________
       Class A2 Distribution Ledger (deposited
       pursuant to Clause 5.10(a)(iii)

7.     The total amount of distribution from the         (pound)___________
       Class B Distribution Ledger (deposited
       pursuant to Clause 5.10(b)(ii))

8.     The total amount of distribution from the         (pound)___________
       Class C Distribution Ledger (deposited
       pursuant to Clause 5.15(f))

9.     The total amount of distribution in               (pound)_______Class A1
       respect of the Class A1 Trustee Payment
       Amount and Class A2 Trustee Payment               (pound)_______Class A1
       Amount for the related Monthly Period

10.    The total amount of distribution in               (pound)_______Class A1
       respect of any Class A1 Trustee Payment
       Amount or Class A2 Trustee Payment Amount         (pound)_______Class A1
       remaining unpaid in respect of prior
       Monthly Periods

11.    The total amount of distribution in               (pound)___________
       respect of the Class B Trustee Payment
       Amount for the related Monthly Period

12.    The total amount of distribution in               (pound)___________
       respect of any Class B Trustee Payment
       Amount remaining unpaid in respect of
       prior Monthly Periods

13.    The total amount of distribution in               (pound)___________
       respect of the Class C Trustee Payment
       Amount for the related Monthly Period

14.    The total amount of distribution in               (pound)___________
       respect of any Class C Trustee Payment
       Amount remaining unpaid in respect of
       prior Monthly Periods

15.    The total amount of distribution in               (pound)___________
       respect of the MTN Issuer Costs Amount
       for the related Monthly Period

B. INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION FOR DISTRIBUTION DATES DURING [THE REVOLVING PERIOD, THE CONTROLLED ACCUMULATION PERIOD AND REGULATED AMORTISATION PERIOD ONLY]

1.     The amount of the distribution in                 (pound)_______Class A1
       respect of each of the Class A1 Monthly
       Finance Amount and Class A2 Monthly               (pound)_______Class A1
       Finance Amount

2.     The amount of the distribution in respect         (pound)___________
       of the Class B Monthly Finance Amount

3.     The amount of the distribution in respect         (pound)___________
       of the Class C Monthly Finance Amount

C.     INFORMATION REGARDING THE PERFORMANCE OF
       THE RECEIVABLES TRUST

1.     PRINCIPAL COLLECTIONS

       (a)    The aggregate amount of Principal          (pound)_______Class A1
              Collections processed during the
              related Monthly Period which were          (pound)_______Class A1
              allocable in respect of each of
              Class A1 and Class A2

       (b)    The aggregate amount of Principal          (pound)___________
              Collections processed during the
              related Monthly Period which were
              allocable in respect of Class B

       (c)    The aggregate amount of Principal          (pound)___________
              Collections processed during the
              related Monthly Period which were
              allocable in respect of Class C

2.     PRINCIPAL RECEIVABLES IN THE RECEIVABLES
       TRUST

       (a)    The aggregate amount of Principal          (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust as of the end of the day
              on the last day of the related
              Monthly Period (the last day of
              the month)

       (b)    The amount of Principal                    (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust represented by the Investor
              Interest of Series 05-1 as of the
              last day of the related Monthly
              Period (the last day of the month)

       (c)    The amount of Principal                    (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust represented by the Adjusted
              Investor Interest of Series 05-1
              as of the last day of the related
              Monthly Period (the last day of
              the month)

       (d)    The amount of Principal                    (pound)_______Class A1
              Receivables which are Eligible
              Receivables in the Receivables             (pound)_______Class A1
              Trust represented by each of the
              Class A1 Investor Interest and
              Class A2 Investor Interest as of
              the last day of the related
              Monthly Period (the last day of
              the month)

       (e)    The amount of Principal                    (pound)_______Class A1
              Receivables which are Eligible
              Receivables in the Receivables             (pound)_______Class A1
              Trust represented by each of the
              Class A1 Adjusted Investor
              Interest and Class A2 Adjusted
              Investor Interest as of the last
              day of the related Monthly Period
              (the last day of the month)

       (f)    The amount of Principal Receivables        (pound)___________
              which are Eligible Receivables in
              the Receivables Trust represented
              by the Class B Investor Interest
              as of the last day of the related
              Monthly Period (the last day of
              the month)

       (g)    The amount of Principal                    (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust represented by the Class B
              Adjusted Investor Interest as of
              the last day of the related
              Monthly Period (the last day of
              the month)

       (h)    The amount of Principal                    (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust represented by the Class C
              Investor Interest as of the last
              day of the related Monthly Period
              (the last day of the month)

       (i)    The amount of Principal                    (pound)___________
              Receivables which are Eligible
              Receivables in the Receivables
              Trust represented by the Class C
              Adjusted Investor Interest as of
              the last day of the related
              Monthly Period (the last day of
              the month)

       (j)    The Floating Investor Percentage           ________%
              with respect to the related
              Monthly Period

       (k)    The Class A1 Floating Allocation           Class A1______%
              and the Class A2 Floating
              Allocation with respect to the             Class A1______%
              related Monthly Period

       (l)    The Class B Floating Allocation            ________%
              with respect to the related
              Monthly Period

       (m)    The Class C Floating Allocation            ________%
              with respect to the related
              Monthly Period

       (n)    The Fixed Investor                         ________%
              Percentage with respect to
              the related Monthly Period

       (o)    The Class A1 Fixed Allocation              Class A1______%
              and the Class A2 Fixed Allocation
              with respect to the related                Class A1______%
              Monthly Period

       (p)    The Class B Fixed Allocation               ________%
              with respect to the related
              Monthly Period

       (q)    The Class C Fixed Allocation with          ________%
              respect to the related Monthly
              Period

3.     DELINQUENT BALANCES

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                      Aggregate                Percentage
                                       Account                  Of Total
                                       Balance                Receivables in
                                                                 Trust

(a)    30 - 59 days:                    (pound)___________      ________%

(b)    60 - 89 days:                    (pound)___________      ________%

(c)    90 - 119 days                    (pound)___________      ________%

(d)    120 - 149 day                    (pound)___________      ________%

(e)    150 - or more                    (pound)___________      ________%

                          Total         (pound)___________      ________%

4.     INVESTOR DEFAULT AMOUNT

       (a)    The Aggregate Investor Default             (pound)___________
              Amount for the related Monthly
              Period

       (b)    The Class A1 Investor Default              (pound)___________
              Amount for the related Monthly
              Period

       (c)    The Class A2 Investor Default              (pound)___________
              Amount for the related Monthly
              Period

       (d)    The Class B Investor Default               (pound)___________
              Amount for the related Monthly
              Period

       (e)    The Class C Investor Default               (pound)___________
              Amount for the related Monthly
              Period

5.     INVESTOR CHARGE-OFFS                              (pound)___________

       (a)    The aggregate amount of Class A            (pound)___________
              Investor Charge-Offs for the
              related Monthly Period

       (b)    The aggregate amount of Class B            (pound)___________
              Investor Charge-Offs for the
              related Monthly period

       (c)    The aggregate amount of Class C            (pound)___________
              Investor

              Charge-Offs for the related Monthly
              period

       (d)    The aggregate amount of Class A            (pound)___________
              Investor Charge-Offs reinstated on the
              related Transfer Date

       (e)    The aggregate amount of Class B            (pound)___________
              Investor Charge-Offs reinstated on the
              related Transfer Date

       (f)    The aggregate amount of Class C            (pound)___________
              Investor Charge-Offs reinstated on the
              related Transfer Date

6.     INVESTOR SERVICING FEE

       (a)    The amount of each of the Class A1         (pound)_______Class A1
              Servicing Fee and the Class A2
              Servicing Fee payable to the Servicer      (pound)_______Class A2
              for the related Monthly Period

       (b)    The amount of the Class B Servicing        (pound)___________
              Fee payable to the Servicer for the
              related Monthly Period

       (c)    The amount of the Class C Servicing        (pound)___________
              Fee payable to the Servicer for the
              related Monthly Period

7.     INVESTOR CASH MANAGEMENT FEE

       (a)    The amount of each of the Class A1         (pound)___________
              Cash Management Fee and the Class A2
              Cash Management Fee payable by the         (pound)_______Class A2
              Receivables Trustee to the Trust Cash
              Manager for the related Monthly Period

       (b)    The amount of the Class B Cash             (pound)___________
              Management Fee payable by the
              Receivables Trustee to the Trust Cash
              Manager for the related Monthly Period

       (c)    The amount of the Class C Cash             (pound)___________
              Management Fee payable by the
              Receivables Trustee to the Trust Cash
              Manager for the related Monthly Period

8.     REALLOCATIONS

       The amount of Reallocated Class C Principal

       Collections with respect to the related Transfer  (pound)___________
       Date

       The amount of Reallocated Class B Principal       (pound)___________
       Collections with respect to the related
       Transfer Date

9.     AVAILABLE SPREAD ACCOUNT AMOUNT

       The amount available to be withdrawn from the     (pound)___________
       Spread Account as of the close of business on
       [X    ] (the "Transfer Date"), after giving
       effect to all withdrawals, deposits and
       payments to be made in respect of the related
       Monthly Period

10.    REQUIRED SPREAD ACCOUNT AMOUNT

       On the Transfer Date referred to in 9 above       (pound)___________

11 .   PRINCIPAL FUNDING ACCOUNT

       (a)    The Principal amount on deposit in the     (pound)___________
              Principal Funding Account on the
              related Transfer Date

       (b)    The Controlled Accumulation Shortfall      (pound)___________
              with respect to the related Monthly
              Period

       (c)    The Principal Funding Investment           (pound)___________
              Proceeds credited to the Finance
              Charge Collections Ledger on the
              related Transfer Date

       (d)    The Principal Funding Investment           (pound)_______Class A1
              Proceeds credited to the Finance
              Charge Collections Ledger on the           (pound)_______Class A2
              related Transfer Date allocated to the
              Series 05-1 Investor Beneficiary and
              for the purposes of calculation
              treated as referable to each of
              Class A1 and Class A2

       (e)    The Principal Funding Investment           (pound)___________
              Proceeds credited to the Finance
              Charge Collections Ledger on the
              related Transfer Date allocated to the
              Series 05-1 Investor Beneficiary and
              for the purposes of calculation
              treated as referable to Class B

       (f)    The Principal Funding Investment           (pound)___________
              Proceeds credited to the Finance
              Charge Collections Ledger on the
              related Transfer Date allocated to
              the Series 05-1 Investor Beneficiary
              and for the purposes of
              calculation treated as referable to
              Class C

       (g)    The Principal Funding Investment           (pound)___________
              Shortfall transferred to the Finance
              Charge Collections Ledger on the
              related Transfer Date

12.    AVAILABLE FUNDS

       (a)    The amount of Class A1 Available Funds     (pound)_______Class A1
              and Class A2 Available Funds credited
              to the Finance Charge Collections          (pound)_______Class A2
              Ledger on the related Transfer Date

       (b)    The amount of Class B Available Funds      (pound)___________
              credited to the Finance Charge
              Collections Ledger on the related
              Transfer Date

       (c)    The amount of Class C Available Funds      (pound)_______Class A1
              credited to the Finance Charge
              Collections Ledger on the related
              Transfer Date

13.    COLLECTIONS OF FINANCE CHARGE RECEIVABLES

       (a)    The aggregate amount of Finance Charge     (pound)_______Class A1
              Collections processed during the
              related Monthly Period which were          (pound)_______Class A2
              allocated to the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated as
              referable to each of Class A1 and
              Class A2

       (b)    The aggregate amount of Finance Charge     (pound)_______Class A1
              Collections processed during the
              related Monthly Period which were
              allocated to the Series 05-1 Investor
              Beneficiary and for the purposes of
              calculation treated as referable to
              Class B

       (c)    The aggregate amount of Finance Charge     (pound)_______Class A1
              Collections processed during the
              related Monthly Period which were
              allocated to the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated as
              referable to Class C

14.    ACQUIRED INTERCHANGE

       (a)    The aggregate amount of Acquired           (pound)_______Class A1
              Interchange allocable to Series 05-1
              for the related Monthly Period

       (b)    The aggregate amount of Acquired           (pound)_______Class A1
              Interchange allocated to the Series
              05-1 Investor Beneficiary and for the      (pound)_______Class A2
              purposes of calculation treated as
              referable to each of Class A1 and
              Class A2 for the related Monthly
              Period

       (c)    The aggregate amount of Acquired           (pound)___________
              Interchange allocated to the Series
              05-1 Investor Beneficiary and for the
              purposes of calculation treated as
              referable to Class B the related
              Monthly Period

       (d)    The aggregate amount of Acquired           (pound)___________
              Interchange allocated to the Series
              05-1 Investor Beneficiary and for the
              purposes of calculation treated as
              referable to Class C for the related
              Monthly Period

15.    Portfolio Yield

       (a)    The Portfolio Yield for the Related               ___________%
              Monthly Period

       (b)    The Portfolio Adjusted Yield                      ___________%


                                                           BARCLAYS BANK PLC,
                                                           Trust Cash Manager

                                                          By: _______________

                                                                   Name:

                                                                   Title:

         EXHIBIT B FORM OF MONTHLY PAYMENT ADVICE AND NOTIFICATION TO
                           THE RECEIVABLES TRUSTEE

                        RECEIVABLES TRUST SERIES 05-1

Capitalised terms used in this certificate have their respective meanings set out in the Master Definitions Schedule and in the Trust and Cash Management Agreement PROVIDED, HOWEVER, that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this notice is delivered. References herein to certain Clauses and paragraphs are references to the respective Clauses and paragraphs of the Trust and Cash Management Agreement. This certificate is delivered pursuant to Clause 5.10, Clause 5.11, Clause 5.12 and Clause 5.20(a)(iv) of the Trust and Cash Management Agreement as supplemented by the Series 05-1 Supplement.

(A) Barclays Bank PLC is the Trust Cash Manager under the Trust and Cash Management Agreement.

(B)    The undersigned is an Authorised Officer.

(C) The date of this notice is a date on or before a Transfer Date under the Trust and Cash Management Agreement.

I.     ADVICE TO MAKE A WITHDRAWAL

A.     FROM AMOUNTS CREDITED TO THE FINANCE CHARGE COLLECTIONS LEDGER

       Pursuant to Clause 5.10, the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Finance Charge Collections Ledger in the Trustee Collection
       Account on [           ], which date is a Transfer Date under the Trust
       and Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.10.

1.     Pursuant to Clause 5.10(a)(i):

       (i)    Class A1 Trustee Payment                   (pound)___________

       (ii)   Accrued and unpaid Class A1 Trustee        (pound)___________
              Payment

       (iii)  Class A2 Trustee Payment                   (pound)___________

       (iv)   Accrued and unpaid Class A2 Trustee        (pound)___________
              Payment

2.     Pursuant to Clause 5.10(a)(ii):

       (i)    MTN Issuer Costs Amount                    (pound)___________

3.     Pursuant to Clause 5.10(a)(iii):

       (i)    Class A1 Monthly Finance Amount            (pound)___________

       (ii)   Class A1 Deficiency Amount                 (pound)___________

       (iii)  Class A1 Additional Finance Amount         (pound)___________

       (iv)   Class A2 Monthly Finance Amount            (pound)___________

       (v)    Class A2 Deficiency Amount                 (pound)___________

       (vi)   Class A2 Additional Finance Amount         (pound)___________

4.     Pursuant to Clause 5.10(a)(v):

       (i)    Class A1 Servicing Fee                     (pound)___________

       (ii)   Class A1 Cash Management Fee               (pound)___________

       (iii)  accrued and unpaid Class A1 Servicing      (pound)___________
              Fee

       (iv)   accrued and unpaid Class A1 Cash           (pound)___________
              Management Fee

       (v)    Class A2 Servicing Fee                     (pound)___________

       (vi)   Class A2 Cash Management Fee               (pound)___________

       (vii)  accrued and unpaid Class A2 Servicing      (pound)___________
              Fee

       (viii) accrued and unpaid Class A2 Cash           (pound)___________
              Management Fee

5.     Pursuant to Clause 5.10(a)(vi):

       Class A1 Investor Default Amount                  (pound)___________

       Class A2 Investor Default Amount                  (pound)___________

6.     Pursuant to Clause 5.10(a)(vii):

       Portion of Excess Spread from Class A1
       Available Funds to be allocated and
       distributed as set out in Clause 5.15             (pound)___________

       Portion of Excess Spread from Class A2
       Available Funds to be allocated and
       distributed as set out in Clause 5.15             (pound)___________

7.     Pursuant to Clause 5.10(b)(i):

       (i)    Class B Trustee Payment                    (pound)___________

       (ii)   Accrued and unpaid Class B Trustee         (pound)___________
              Payment

8.     Pursuant to Clause 5.10(b)(ii):

       (i)    Class B Monthly Finance Amount             (pound)___________

       (ii)   Class B Deficiency Amount                  (pound)___________

       (iii)  Class B Additional Finance Amount          (pound)___________

9.     Pursuant to Clause 5.10(b)(iii):

       (i)    Class B Servicing Fee                      (pound)___________

       (ii)   Class B Cash Management Fee                (pound)___________

       (iii)  accrued and unpaid Class B Servicing       (pound)___________
              Fee

       (iv)   accrued and unpaid Class B Cash            (pound)___________
              Management Fee

10.    Pursuant to Clause 5.10(b)(iv):

       (i)    portion of Excess Spread from Class B      (pound)___________
              Available Funds to be allocated and
              distributed as set out in Clause 5.15

11.    (i)    Pursuant to Clause 5.10(c)(i):

       (ii)   Class C Trustee Payment                    (pound)___________

       (iii)  Accrued and unpaid Class C Trustee         (pound)___________
              Payment

12.    Pursuant to Clause 5.10(c)(ii):

       (i)    Class C Servicing Fee                      (pound)___________

       (ii)   Class C Cash Management Fee                (pound)___________

       (iii)  Accrued and unpaid Class C Servicing       (pound)___________
              Fee

       (iv)   Accrued and unpaid Class C Cash            (pound)___________
              Management Fee

13.    Pursuant to Clause 5.10(c)(iii):

       (i)    Portion of Excess Spread from Class C      (pound)___________
              Available Funds to be allocated and
              distributed as set out in Clause 5.15

B.     FROM AMOUNTS CREDITED TO THE PRINCIPAL COLLECTIONS LEDGER

Pursuant to Clause 5.11 the Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Principal
Collections Ledger in the Trustee Collection Account on [           ], which is
a Transfer Date under the Trust and Cash Management Agreement, in an aggregate amount set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11.

14.    Pursuant to Clause 5.11(a)(i);

       (i)    Amount to be treated as Shared             (pound)___________
              Principal Collections

15.    Pursuant to Clause 5.11(a)(ii);

       (i)    Amount remaining from preceding Monthly    (pound)___________
              Period to be treated as Investor Cash
              Available for Acquisition

16.    Pursuant to Clause 5.11(b)(i) or 5.11(b)(ii):

       (i)    Class A1 Monthly Principal Amount          (pound)___________

       (ii)   Class A2 Monthly Principal Amount          (pound)___________

17.    Pursuant to Clause 5.11(b)(iii) or 5.11(b)(iv):

       (i)    Class B Monthly Principal Amount           (pound)___________

18.    Pursuant to Clause 5.11(b)(v) or 5.11(b)(vi):

       (i)    Class C Monthly Principal Amount           (pound)___________

19.    Pursuant to Clause 5.11(b)(vii) or 5.11(viii):

       (i)    Amount to be treated as Shared             (pound)___________
              Principal Collections

20.    Pursuant to Clause 5.11(b)(ix):

       (i)    Amount remaining from preceding Monthly    (pound)___________
              Period to be treated as Investor Cash
              Available for Acquisition

       (ii)   Amount to be paid to the Transferor        (pound)___________
              Beneficiary

       (iii)  Unavailable Transferor Principal           (pound)___________
              Collections

C. FROM AMOUNTS CREDITED TO THE SPREAD ACCOUNT PURSUANT TO CLAUSE 5.19(A)(IV) (B)(1)

       The Trust Cash Manager hereby advises the Receivables Trustee to make a
       withdrawal from amounts credited to the Spread Account on [          ]
       which date is a Transfer Date under the Trust and Cash Management Agreement, in an aggregate amount as set out in paragraph 3 below and shall deposit such amount in the Trustee Collection Account to the credit of the Finance Charge Collections Ledger:

1.     The Investor Percentage of Finance Charge         (pound)___________
       Collections and Acquired Interchange allocable to Series 05-1 credited to the Finance Charge
       Collections Ledger for the preceding Monthly
       Period;

2.     The sum of (i) the Class A1 Monthly Required      (pound)___________
       Expense Amount and the Class A2 Monthly
       Required Expense Amount plus (ii) the Class B
       Monthly Required Expense Amount plus (iii) the
       Class C Monthly Required Expense Amount plus
       (iv) the Investor Servicing Fee for the
       preceding Monthly Period  plus (v) the
       Investor Cash Management Fee for the preceding
       Monthly Period plus (iv) the Aggregate
       Investor Default Amount, if any, for the preceding Monthly Period

3.     The excess, if any of 2. over 1. (the "TOTAL      (pound)___________
       WITHDRAWAL AMOUNT")

D.     FROM AMOUNTS CREDITED TO THE PRINCIPAL FUNDING ACCOUNT

       The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal of (pound)[*] from amounts credited to the Principal
       Funding Account on [       ] which date is a Distribution Date under
       the Trust and Cash Management Agreement, and (ii) to apply the proceeds of such withdrawal in accordance with Clause 5.11(c)(i), Clause 5.11(d)(i) and Clause 5.11(e)(i) by depositing such amount into the Series 05-1 Distribution Account.

E. FROM AMOUNTS CREDITED TO THE CLASS A1 DISTRIBUTION LEDGER AND THE CLASS A2 DISTRIBUTION LEDGER

       The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class A1 Distribution
       Ledger and the Class A2 Distribution Ledger on [           ] which date
       is a Distribution Date under the Trust and Cash Management Agreement, in the amount as set out below in respect of the following amounts and (ii) to apply the proceeds of such withdrawal in accordance with the following Clauses:

1.     Pursuant to Clause 5.11(c)(ii):

       (i)    Amount to be deposited into the Series     (pound)___________
              05-1 Distribution Account identified
              for the Series 05-1 Investor
              Beneficiary and for the purposes of
              calculation treated as referable to
              Class A1

       (ii)   Amount to be deposited into the Series     (pound)___________
              05-1 Distribution Account identified
              for the Series 05-1 Investor
              Beneficiary and for the purposes of
              calculation treated as referable to
              Class A2

2.     Pursuant to Clause 5.12(a)(i):

       (i)    Amount to be deposited into the Series     (pound)___________
              05-1 Distribution Account identified
              for the Series 05-1 Investor
              Beneficiary and for the purposes of
              calculation treated as referable to
              Class A1

       (ii)   Amount to be deposited into the Series     (pound)___________
              05-1 Distribution Account identified
              for the Series 05-1 Investor
              Beneficiary and for the purposes of
              calculation treated as referable to
              Class A2

F.     FROM AMOUNTS CREDITED TO THE CLASS B DISTRIBUTION LEDGER

       The Trust Cash Manager hereby instructs the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class B Distribution
       Ledger on [         ] which date is a Distribution Date under the Trust
       and Cash Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following Clauses:

1.     Pursuant to Clause 5.11(d):

       (i)    Amount to be deposited into the            (pound)___________
              Series 05-1 Distribution Account
              identified for the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated
              as referable to Class B

2.     Pursuant to Clause 5.12(a)(ii):

       (i)    Amount to be deposited into the            (pound)___________
              Series 05-1 Distribution Account
              identified for the Series 05-1
              Investor Beneficiary and for
                                    - 122 -
              the purposes of calculation
              treated as referable to Class B

G.     FROM AMOUNTS CREDITED TO THE CLASS C DISTRIBUTION LEDGER

       The Trust Cash Manager hereby advises the Receivables Trustee (i) to make a withdrawal from amounts credited to the Class C Distribution
       Ledger on [         ] which date is a Distribution Date under the Trust
       and Cash Management Agreement, in the amount as set out below in respect of the following amount and (ii) apply the proceeds of such withdrawal in accordance with the following Clauses:

1.     Pursuant to Clause 5.11(e):

       (i)    Amount to be deposited into the            (pound)___________
              Series 05-1 Distribution Account
              identified for the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated
              as referable to Class C

2.     Pursuant to Clause 5.12(a)(iii):

       (i)    Amount to be deposited into the            (pound)___________
              Series 05-1 Distribution Account
              identified for the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated
              as referable to Class C

II     APPLICATION

       Pursuant to Clause 5.15, the Trust Cash Manager hereby advises the Receivables Trustee to apply the Excess Spread with regard to the related Monthly Period to make the following distributions in the following priority:

       (a)    an amount equal to the Class A1            (pound)___________
              Required Amount, if any, with respect
              to such Transfer Date will be used to
              fund the Class A1 Required Amount and
              be allocated and applied in accordance
              with, and in the priority set out in
              Clause 5.10(a);

       (b)    an amount equal to the Class A2            (pound)___________
              Required Amount, if any, with respect
              to such Transfer Date will be used to
              fund the Class A2 Required Amount and
              be allocated and applied in accordance
              with, and in the priority set out in
              Clause 5.10(a);

       (c)    an amount equal to the aggregate           (pound)___________
              amount of Class A Investor
              Charge-Offs which have not been
              previously reinstated will be
              utilised to reinstate pro rata
              (in the proportions that the
              Class A1 Investor Interest and
              the Class A2 Investor Interest
              bear, respectively, to the Class A
              Investor Interest for the relevant
              Transfer Date referable to such
              Monthly Period) and pari passu the
              Class A1 Investor Interest and the
              Class A2 Investor Interest and be
              treated as a portion of Investor
              Principal Collections and credited
              to the Principal Collections Ledger
              on such Transfer Date;

       (d)    an amount equal to the Class B             (pound)___________
              Required Amount, if any, with
              respect to such Transfer Date will
              be used to fund the Class B Required
              Amount and be allocated and applied
              first in accordance with, and in the
              priority set out in, Clause 5.10(b)
              and then any amount available to pay
              the Class B Investor Default Amount
              shall be allocated to the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated as
              referable to Class B and treated as
              a portion of Investor Principal
              Collections allocated to the Series
              05-1 Investor Beneficiary Interest
              and for the purposes of calculation
              treated as referable to Class B and
              credited to the Principal Collections
              Ledger on such Transfer Date;

       (e)    an amount equal to the aggregate           (pound)___________
              amount by which the Class B Investor
              Interest has been reduced below the
              Class B Initial Investor Interest for
              reasons other than the payment of
              principal amounts to the Series 05-1
              Investor Beneficiary and for the
              purposes of calculation treated as
              referable to Class B (but not in
              excess of the aggregate amount of
              such reductions which have not been
              previously reinstated) will be
              utilised to reinstate the Class B
              Investor Interest and treated as a
              portion of Investor Principal
              Collections and credited to the

              Principal Collections Ledger on such
              Transfer Date;

       (f)    an amount equal to the Class C Monthly     (pound)___________
              Finance Amount will be credited to the
              Class C Distribution Ledger;

       (g) an amount equal to the Class C Deficiency (pound)___________ Amount will be credited to the Class C
              Distribution Ledger;

       (h) an amount equal to the Class C Additional (pound)___________ Finance Amount will be credited to the Class C Distribution Ledger;

       (i)    an amount equal to the aggregate           (pound)___________
              amount by which the Class C Investor
              Interest has been reduced below the
              Class C Initial Investor Interest
              for reasons other than the payment
              of principal amounts to the Series
              05-1 Investor Beneficiary and for
              the purposes of calculation treated
              as referable to Class C (but not in
              excess of the aggregate amount of
              such reductions which have not been
              previously reinstated) will be
              utilised to reinstate the Class C
              Investor Interest and treated as a
              portion of Investor Principal
              Collections calculated with reference
              to the Series 05-1 Investor Beneficiary
              Interest and for the purposes of
              calculation treated as referable to
              Class C and credited to the Principal
              Collections Ledger on such Transfer
              Date;

       (j)    an amount equal to the Class C             (pound)___________
              Investor Default Amount shall be
              calculated with reference to the
              Series 05-1 Investor Beneficiary
              and for the purposes of calculation
              treated as referable to Class C and
              treated as a portion of Investor
              Principal Collections calculated
              with reference to the Series 05-1
              Investor Beneficiary Interest and
              for the purposes of calculation
              treated as referable to Class C
              and credited to the Principal
              Collections Ledger on such Transfer
              Date;

       (k)    on each Transfer Date from and after       (pound)___________
              the Reserve Account Funding Date, but
              prior
              to the date on which the Reserve
              Account terminates as described in
              Clause 5.22(f), an amount up to the
              excess, if any, of the Required Reserve
              Amount over the Available Reserve
              Account Amount shall be allocated
              to the MTN Issuer and deposited into
              the Reserve Account;

       (l)    on any Distribution Date on which the      (pound)___________
              Available Spread Account Amount is
              less than the Required Spread Amount,
              an amount up to the excess, if any,
              of the Required Spread Amount over the
              Available Spread Account Amount will
              be allocated to the Investor
              Beneficiary and deposited into the
              Spread Account;

       (m)    an amount equal to the Aggregate           (pound)___________
              Investor Indemnity Amount, if any,
              for the prior Monthly Period (together
              with any amounts in respect of previous
              Monthly Periods which are unpaid) will
              be allocated to the Investor Beneficiary and (to the extent the Series 05-1
              Investor Beneficiary and for the purposes of calculation treated as referable to, pro rata (in the proportions that the Class A1 Investor Interest and the
              Class A2 Investor Interest bear,
              respectively, to the Class A Investor
              Interest for the Transfer Date relevant
              to such Monthly Period) and pari passu
              Class A1 and Class A2 does not meet such payment itself from other sources) paid by the Receivables Trustee to the Transferor whereupon such amount shall cease to be Trust Property and shall be owned by the Transferor absolutely;

       (n)    an amount equal to the Series 05-1          (pound)___________
              Extra Amount for such Transfer Date
              will be allocated to the Investor
              Beneficiary and paid into the Series
              05-1 Distribution Account whereupon
              such amount shall cease to be Trust
              Property and shall be owned by the
              Investor Beneficiary absolutely; and

       (o)    the balance, if any, after giving          (pound)___________
              effect to the payments made pursuant
              to paragraphs (a)
                                    - 126 -
              through (o) (inclusive) above shall be
              paid to the Excess Interest Beneficiary
              whereupon such amount shall cease to be
              Trust Property and shall be owned by the Excess Interest Beneficiary absolutely.

III    ACCRUED AND UNPAID AMOUNTS

       After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month

A.     Clause 5.10(a), (b) and (c)

       The aggregate amount of all Deficiency Amounts    (pound)___________

B.     Clause 5.10

       (i)    the aggregate amount of all accrued and    (pound)___________
              unpaid Investor Servicing Fees

       (ii)   the aggregate amount of all accrued and    (pound)___________
              unpaid Investor Cash Management Fees

C.     Clause 5.13

       The aggregate amount of all unreimbursed          (pound)___________
       Investor Charge-Offs

D.     Clause 5.14

       The aggregate amount of all accrued and unpaid    (pound)___________
       Aggregate Investor Indemnity Amounts allocable to Series 05-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate this
[   ] day of [     ], [      ]

                                                            BARCLAYS BANK PLC

                                                    By:______________________

                                                           Name:

                                                           Title:

                        EXHIBIT C SCHEDULE TO EXHIBIT B
                          MONTHLY SERVICER'S REPORT

                         MONTHLY PERIOD ENDING [     ]
                         RECEIVABLES TRUST SERIES 05-1

1.     The aggregate amount of the Investor              (pound)___________
       Percentage of Principal Collections

2.     The aggregate amount of the Investor              (pound)___________
       Percentage of Finance Charge Collections

[3.    The aggregate amount of the Investor              (pound)___________
       Percentage of Annual Membership Fees]

4.     The aggregate amount of the Investor              (pound)___________
       Percentage of Acquired Interchange

5.     The aggregate amount of funds credited            (pound)___________
       to the Finance Charge Collections Ledger allocable to Series 05-1

6.     The aggregate amount of funds credited to         (pound)___________
       the Principal Collections Ledger allocable to Series 05-1

7.     The aggregate amount of funds credited to         (pound)___________
       the Principal Collections Ledger calculated as Investor Cash Available for Acquisition for Series 05-1 during the preceding Monthly
       Period in accordance with Clauses 5.06(a) and 5.06(b)

8.     The aggregate amount to be withdrawn from         (pound)___________
       the Finance Charge Collections Ledger and paid to the Spread Account pursuant to Clause 5.15(f)

9.     The excess, if any, of the Required Spread        (pound)___________
       Amount over the Available Spread Amount

10.    The aggregate amount to be withdrawn from         (pound)___________
       the Spread Account and paid on behalf of Series 05-1 in accordance with
       Clause 5.19(b)(iv)(A)

11.    The Available Spread Amount on the Transfer      (pound)___________
       Date of the current calendar month, after giving effect to the deposits and withdrawals specified above, is equal to

12. The amount of interest payable in respect of Related Debt by the Series 05-1 Investor
       Beneficiary and for
       the purposes of calculation treated as referable to:

       (i)    Class A1                                   (pound)___________

       (ii)   Class A2                                   (pound)___________

       (iii)  Class B                                    (pound)___________

       (iv)   Class C                                    (pound)___________

13. The amount of principal payable in respect of Related Debt by the Series 05-1 Investor
       Beneficiary and for the purposes of calculation treated as referable to:

       (i)    Class A1                                   (pound)___________

       (ii)   Class A2                                   (pound)___________

       (iii)  Class B                                    (pound)___________

       (iv)   Class C                                    (pound)___________

14. The sum of all amounts payable in respect of Related Debt to the Series 05-1 Investor
       Beneficiary and for the purposes of calculation treated as referable to:

       (i)    Class A1                                   (pound)___________

       (ii)   Class A2                                   (pound)___________

       (iii)  Class B                                    (pound)___________

       (iv)   Class C                                    (pound)___________

15.    To the knowledge of the undersigned, no Series Pay
       Out Event or Trust Pay Out Event has occurred except as described below:

              None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this day of

                                                           BARCLAYS BANK PLC,

                                             By: ............................
                                             Name:
                                             Title:

RECEIVABLES TRUSTEE

EXECUTED AS A DEED BY            )
GRACECHURCH RECEIVABLES          )
TRUSTEE  LIMITED                 )
by its duly authorised signatory )

                                                                PROCESS AGENT

                                          Clifford Chance Secretaries Limited
                                                         10 Upper Bank Street
                                                               London E14 5JJ

TRANSFEROR BENEFICIARY, EXCESS INTEREST BENEFICIARY,
SERVICER, TRUST CASH MANAGER AND TRANSFEROR

EXECUTED AS A DEED BY                   )
BARCLAYS BANK PLC                       )
acting by its duly authorised attorney  )
in the presence of:                     )

MTN ISSUER, SERIES 02-1 INVESTOR BENEFICIARY, SERIES 03-1 INVESTOR BENEFICIARY, SERIES 03-2 INVESTOR BENEFICIARY, SERIES 03-3 INVESTOR BENEFICIARY, SERIES 04-1 INVESTOR BENEFICIARY, SERIES 04-2 INVESTOR BENEFICIARY AND SERIES 05-1 INVESTOR BENEFICIARY

EXECUTED AS A DEED BY       )
BARCLAYCARD FUNDING PLC     )
                            )
                            )

in the presence of: